SCHEDULE 14C

(Rule 14c-101)

REVISED INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. 2)

[X] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ] Definitive Information Statement

MICRO IMAGING TECHNOLOGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14c-5(g).

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)

and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

Summary

This Information Statement is furnished to the holders of Common Stock, $ 0.01 par value per share (the "Common Stock"), of Micro Imaging Technology, Inc. (the "Company") on behalf of the Company in connection with a proposed reincorporation of the Company in the state of Nevada. The reincorporation will be effected by merging the Company with and into its wholly-owned Nevada subsidiary, MMTC Nevada, Inc., ("MMTC Nevada"). After the reincorporation, the Company will conduct an acquisition of securities currently held by the existing shareholders of Shanxi Zhongke Spaceflight Agriculture Development Stock Co., Inc. (“Zhongke”). The transactions have already been approved by the consent of persons holding over 20,697,961 shares of our common stock, which is a majority (63.8%) of the outstanding voting shares.

Item 1. Information Required by Items of Schedule 14A.

     14A Item 1. Date, time and place information.

     (a) The date of the consent to action reported in this Information Statement was June 8, 2007. The mailing address for purposes of communicating with the Company is 970 Calle Amanecer, Suite F, San Clemente, California 92673. (949) 485-6006

     (b) This Information Statement will be mailed to security holders on or after August 14, 2007.

     (c) Inapplicable to Information Statement.

     14A Item 2. Revocability of Proxy

            Inapplicable to Information Statement.

     14A Item 3. Dissenters' Right of Appraisal

Nevada

           Under Nevada law, dissenters' (or appraisal) rights are not available in a merger or share exchange if the shares held by the stockholders prior to the share exchange or merger were either listed on a national securities exchange or held by at least 2,000 stockholders of record, unless the articles of incorporation of the corporation provide for dissenters' rights or the stockholders are required to accept under the plan of merger or share exchange anything other than cash, shares of the surviving corporation, shares of a publicly traded or widely held corporation, or a combination of these.

California

No dissenters' or appraisal rights are available to the Company's shareholders under the General Corporation Law of California, the Company's articles of incorporation or its bylaws in connection with the matters acted upon.

     14A Item 4. Persons Making the Solicitation

            Inapplicable to Information Statement

     14A Item 5. Interest of Certain Persons in Matters to Be Acted Upon

            Inapplicable to Information Statement

     14A Item 6. Voting Securities and Principal Holders Thereof

      (a) The number of shares outstanding and eligible to vote in this matter as of May 8, 2007 was:  29,840,781 shares of common stock and 2,600,000 shares of redeemable convertible referred stock. Each share of common and redeemable convertible preferred stock is entitled to one vote. Of all shares entitled to vote as of May 8, 2007, 20,697,961 (63.8%) voted in favor of the proposal.

Name and Address of Beneficial Owner	Common Stock	% of Class	Redeemable Convertible Preferred Stock	% of Class	% of Voting Power
Anthony M. Frank 20 Meadowood Court Pleasant Hill, CA 94523	16,937,961	56.8%	-	-	52.2%
Brenda Bladow 7099 Heron Circle Carlsbad, CA 92011	3,760,000	12.6%	-		11.6%

Pursuant to Section 240.14a-2(b)(2) , Sections 240.14a-3 to 240.14a-6 (other than 14a-6(g)), and 240.14a-8, and 240.14a-10 to 14a-15 do not apply where any solicitation made otherwise than on behalf of the registrant where the total number of persons solicited is not more than ten. Since the solicitation was made on behalf of the shareholders and the process of obtaining approval of the majority shareholders of the Company’s issued and outstanding common stock required votes from two major shareholders, the solicitation rules do not apply pursuant to Section 240.14a-2(b)(2).

     (b) The record date for security holders voting on this proposal was May 8, 2007.

     (c) Inapplicable

    (d) Beneficial Ownership of Common Stock

     Principal Shareholders, Directors and Officers. The following table sets forth the beneficial ownership of the Company's Common Stock and Redeemable Convertible Preferred Stock as of the Record Date by each person known to the Company to own more than five percent (5%) of either of these classes of stock and by each of the Company's current directors, and by all directors and officers of the Company as a group. The table has been prepared based on information provided to the Company by each shareholder.

Name and Address of Beneficial Owner(1)	Common Stock	% of Class	Redeemable Convertible Preferred Stock	% of Class	% of Voting Power
Michael W. Brennan, Director and Chief Executive Officer 970 Calle Amanecer, Ste. F San Clemente, CA 92673	948,600	3.2%	-	-	2.9%
Ralph W. Emerson, Director 970 Calle Amanecer, Ste. F San Clemente, CA 92673	100,000	*	-	-	*
George R. Farquhar, Chief Operating Officer 970 Calle Amanecer, Ste. F San Clemente, CA 92673	225,000	*	-	-	*
Anthony M. Frank 20 Meadowood Court Pleasant Hill, CA 94523	16,937,961	56.8%	-	-	52.2%
Victor A. Hollander, Director 970 Calle Amanecer, Ste. F San Clemente, CA 92673	100,000	*	-	-	*
Estate of Harry M. O’Hare, Decd 1000 El Centro S. Pasadena, CA 91030	83,983	*	931,629	35.8%	3.1%
Catherine Patterson, Chief Financial Officer 970 Calle Amanecer, Ste. F San Clemente, CA 92673	50,112	*	2,906	*	*
Brenda Bladow 7099 Heron Circle Carlsbad, CA 92011	3,760,000	12.6%	-		11.6%
All officers and directors as a group (5 persons)	1,423,712	4.8%	2,906	*	4.4%
_______________ * Less than 1%.

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of a security).

As of May 8, 2007, there were approximately 500 shareholders of record.

    (e) Inapplicable

 14A Items 7 through 10.

        Inapplicable.

14A Item 11. Authorization or Issuance of Securities Otherwise Than For Exchange.

       (a)

In connection with the reincorporation, the number of authorized shares of common stock will be increased from 100,000,000 to 300,000,000. The number of authorized preferred shares of the Company is

1,000,000 and the number of authorized shares of preferred stock of MMTC Nevada will be 3,000,000.  The Redeemable Convertible Preferred Shares of the Company, of which 2,600,000 shares are authorized and outstanding, will be redeemed within a reasonable time following the reincorporation.

      (b)

A total of up to 81,550,000 shares (post-reverse) of restricted common stock may be issued to acquire the company known as “Shanxi Zhongke Spaceflight Agriculture Development Stock Co., Inc.” (“Zhongke, Inc.”) as a wholly-owned subsidiary of this company.

      (c)

The shares to be issued will be identical in rights, privilege and preferences to those shares of the company's common stock already issued and outstanding.

      (d)

The company being acquired, Zhongke, Inc., is a space flight and agricultural development company.

      (e)

The impact of the issuance of these shares will be to increase the issued and outstanding number of shares of Micro Imaging Technology, Inc. from 250,000 post-reverse (approximately 1-for-119) shares to approximately 81,800,000 shares if the acquisition is completed.

14A Item 13. Financial and Other Information.

        (a)  Financial statements of the Company for the interim period ended April 30, 2007 and year ended October 31, 2006 are attached below. Further, the Pro Forma Financial Statements of Success Matter, Inc., the owners of Zhongke, are attached as exhibits 99.1.5.

Description of Business

COMPANY OVERVIEW

We were incorporated in December 1979 in California under the name HOH Water Technology Corporation and changed our name to Electropure, Inc. in 1996. In November 2005, we again changed our name to Micro Imaging Technology, Inc. as a condition of the sale of our EDI assets (see discussion of Electropure EDI, Inc. below). Our address and telephone number is:  970 Calle Amanecer, Suite F, San Clemente, California 92673 - (949) 485-6006.

In October 1997, we acquired an exclusive license to patent and intellectual property rights involving laser light scattering techniques to be utilized in the detection and monitoring of toxicants in drinking water. In February 2000, we formed Micro Imaging Technology (MIT), a wholly-owned Nevada subsidiary to conduct research and development based upon advancements we developed and patented from the licensed technology.

The Company originally was formed to develop and market a proprietary water treatment device which was called the Electropure EDI system. In 1997, after many years of research and development, the Company began marketing the EDI, a small, point-of-use water treatment product aimed at the high purity segment of commercial and industrial water treatment markets. In February 2000, the Company formed Electropure EDI, Inc. (EDI), a wholly-owned Nevada subsidiary, through which all manufacturing and sales of its proprietary water treatment products were then conducted. Over the years, though the EDI product slowly gained market acceptance and we made significant strides in product improvement and production cost reductions, our EDI subsidiary operation continued to sustain operating losses. Consequently, in order to generate working capital sufficient for research and development of our MIT technology, we sold substantially all of the assets of our EDI operation in October 2005. The Company realized a net gain on the sale of assets in the sum of $695,537, which is reported in Net Income (loss) from discontinued

operations for the twelve months ended October 31, 2005. Insofar as we had no need for manufacturing space after the sale, we also sold our 30,000 square foot building in October 2005 and realized $901,674 in cash proceeds from the sale and recognized a gain of $1,585,637 on the sale.

The sale of the EDI assets required that the Company dissolve the Electropure EDI subsidiary and amend the charter of the Company to change its corporate identity to a name other than “Electropure.” As a result, the Company changed its name to Micro Imaging Technology, Inc. and dissolved its EDI subsidiary. The results of operations of EDI have been reported in discontinued operations for the fiscal year ended October 31, 2005.

DEVELOPMENT OF OUR BUSINESS

MICRO IMAGING TECHNOLOGY

The acquisition of the MIT patent and intellectual property rights in 1997 provides the basis for our development of near “real-time” fluid monitoring systems for water monitoring as well as food processing and clinical applications. The technology transferred under the October 25, 1997 agreement with Wyatt Technology Corporation had, at inception, two main areas for exploitation:

•                  Detection and early warning of dangerous particulate materials such as parasites and other organisms, i.e., bacteria, spores, etc. If the initial efforts were successful, future efforts were to be directed to include detection and early warning of asbestos fibers and similar materials that pose a health hazard to the consumer.

•                  Detection and early warning of dangerous soluble substances such as mutagens, carcinogens and metabolic poisons.

The feasibility of the technology had already been confirmed, although never commercialized in this area of application, during a study by Wyatt for the U. S. Army through a Small Business Innovative Research program conducted in the 1980’s. We believe that the technology for this application may well represent a major opportunity on a worldwide basis for future growth of consumer market products and the currently available instrumentation and methods being developed by us appear to provide a more immediate path to developing the technology for this concept.

Our initial proof-of-principal testing in 1998 demonstrated the ability, in a laboratory setting, to detect and monitor parasites, primarily Cryptosporidium and Giardia1 in drinking water sources and the pathogenic microbes E. coli, Listeria and Salmonella.

Potential customers for a water monitoring system would include local water utilities, both private and municipal; state water utilities and water quality and health agencies; Federal government agencies such as EPA, DoD, DoE, CDC; wastewater treatment plants; ground water and well users; and potentially, as the cost of the sensors and system decreases, homeowners.

However, we believe development of an MIT System for clinical laboratory and food processing applications will be achieved more rapidly because it will not require the specialized instrumentation necessary for water monitoring. Consequently, we have focused our research efforts to address these areas, each of which we believe may achieve cost and efficiency benefits similar to the proposed water monitoring device. In addition to Cryptosporidium and Giardia protozoas, this technology has already demonstrated identification of the bacteria E.coli, Listeria monocytogenes, Salmonella typhi, Pseudomonas aeruginosa, Staphylococcus aureus and Streptococcus pneumoniae. Additionally, the Company is in the process of adding to the system the ability to identify the following pathogens: Klebsiella, Proteus, Shigella and subspecies of each.

In February 2006, the Company contracted with North American Science Associates, Inc. (“NAMSA”), a highly regarded international testing and verification laboratory, to design and perform a verification test that compares the speed, accuracy and efficiency of MIT’s rapid microbe identification system with conventional processes. The comparative tests were a double blind experiment, meaning that the independent NAMSA laboratory technicians, using the MIT System and a well recognized alternative, were not aware of the tested microbes’ identification. NAMSA chose the industry standard Sherlock Microbial Gas Chromatographic Identification System (“MIDI”) as the initial process to verify the accuracy of MIT’s diagnostic capabilities.

The MIT system scored 98 percent correct identifications in fifty tests, with each test consuming only several minutes for sample preparation and an average three minutes for testing. The MIDI system was correct 80 percent and failed to identify, with several attempts, one very common and dangerous bacterium, E. coli 0157:H7. NAMSA then employed a conventional biological testing method which finally matched the unidentified bacterium with MIT’s identification. The MIDI system took hours per test and the biological testing method required days. We believe that the NAMSA tests verified the accuracy, speed and efficiency of the MIT system over conventionally accepted processes.

The clinical and food processing applications for our MIT System for rapid identification of microbes will undergo stringent and lengthy regulatory approval processes, including clinical trials. We anticipate that the MIT System for clinical and food processing applications may be ready for commercialization in mid 2007. However, no assurances can be given as to when or if we may offer an MIT System for sale since it may be subject to regulatory approvals.

Although the water monitoring application for the MIT System will not require regulatory review and approval, this application will require more extensive development efforts because of the vast array of contaminants commonly found in water and the need to configure a unique method and apparatus for isolating the water being tested. For these reasons, we expect that a practical device for the water monitoring application of our technology will not be commercialized until we have successfully introduced and gained acceptance of an MIT System in the clinical and food processing market segments.

 Cryptosporidium (Cryptosporidium parvum) and Giardia (Giardia lamblia) are waterborne protozoan parasites which contaminate water sources such as wells, rivers, streams, and lakes, generally through animal and fowl fecal deposits.

Based on a very preliminary evaluation of market needs and the size and number of possible customers, we estimate that the market potential for the MIT System in all of the above domestic market areas could exceed $1 billion annually. More detailed market validation will be conducted as our research program continues.

With regard to the MIT System, there are established methods of testing currently employed by both public and private agencies. However, these methods are labor intensive, expensive and time consuming, and do not provide the near “real time” monitoring capabilities which our product offers. We believe that the MIT system is the only microbe identification system that is not biologically based - that is, does not rely on biological agents or reagents.

The Markets for Microbe Identification

The number of applications for our laser-based rapid microbe detection system is large, including food inspection, clinical applications and water testing. However, we have elected in the near term to focus on food inspection:

The Food and Drug Administration currently requires elaborate laboratory procedures taking up to 64 hours to identify E. coli, Salmonella or Listeria. According to industry analysts at Strategic Consultants, Inc (Scarborough, ME.) there were over 144 million microbiology tests performed in almost 6,000 plants. The analysts further report that food manufacturers and processors anticipate a continued increase in testing as regulatory agencies require more surveillance and monitoring programs. The MIT system identifies bacteria in less than 15 minutes, thus minimizing the testing and reporting time which minimizes health risks, product recall dangers and expenses to the producer.

Patents

In July 2002, we were granted U.S. Patent No. 6,639,672 on our MIT rapid microbe detection technology. We also received a U.S. Continuation-in-part patent on this technology on October 28, 2003. Corresponding foreign patents are pending in Europe, Australia, Mexico and Japan.

Because the review and approval process associated with filing for patent protection on new products can be lengthy, we cannot be certain when, or if, foreign patents will be issued for any of our pending applications. The existence of a patent may not provide us any meaningful protection because of technological changes, the decision of courts not to uphold all or part of a patent, or because of the limited financial resources that may be available to enforce patent rights. We do not believe that any of our individual patents is of sufficient importance that its termination or expiration would have a material adverse effect on the Company. Conversely, we believe that our technical know-how and trade secrets may be more significant to our business than trademark or patent protection although we will continue to apply for patents on any inventions or improvements made in the normal course of our business.

We have not secured a registered trademark or trade name for “Micro Imaging Technology.”

Research and Development

During fiscal 2006, we expended $704,002 primarily on our MIT system research program to develop a microbiological detection and monitoring system derived from the technology acquired from Wyatt in October 1997. We concluded Phase 1 research on the Micro Imaging System in 1998 with a laboratory system that was used to prove the scientific principal and initiated phase two of our research program which resulted in the development of a more advanced system and the culmination of the library for the identification for various pathogens. . We expect to continue to incur and accelerate additional research and development costs on this MIT System project through product development and library expansion efforts.

During fiscal 2005, we spent $318,521 on similar research and development activities.

Compliance with Environmental Laws

We do not produce hazardous waste as a result of our research activities. Consequently, our costs for compliance with federal, state and local environmental laws are negligible.

Employees

As of October 31, 2006, we employed 5 full-time employees, of whom three were engaged in administrative, accounting and clerical functions and two were engaged in research and development of the Company’s proposed MIT System. To implement our MIT business strategies, we anticipate that we will hire additional employees in fiscal 2007. However, we cannot predict with any certainty when we will hire any additional personnel. We believe that our relationship with our employees is good and we are not a party to any collective bargaining agreement. Our future success will be dependent upon our ability to attract and retain qualified personnel.

Risks and Uncertainties

Failure to raise additional capital could seriously reduce our ability to compete or harm our ability to continue operations

From time to time we have experienced and continue to experience working capital shortfalls that slowed the development of the EDI product and our research on the MIT technology. We will be required to raise substantial amounts of new financing, through equity investments, loans or strategic alliances, to carry out our business objectives. There can be no assurance that we will be able to obtain such additional financing on terms that are acceptable to us and at the time we require, or at all. Further, any such financing may cause substantial dilution of the interests of current shareholders. If we are unable to obtain such additional financing, the financial condition and results of operations of the Company will be materially adversely affected. Moreover, our estimates of cash requirements to carry out our current business objectives are based upon certain assumptions, including assumptions as to revenues, net income or loss and other factors, and there can be no assurance that such assumptions will prove to be accurate or that unforeseen costs will not be incurred. Future events, including the problems, delays, expenses and difficulties frequently encountered by similarly situated companies, as well as changes in economic, regulatory or competitive conditions, may lead to cost increases that could have a material adverse effect on us and our plans. If we are not successful in obtaining loans or equity financing, it is unlikely that we will have sufficient cash to continue to conduct operations. We believe that to raise needed capital, we may be required to issue debt or equity securities that are significantly lower than the current market price of our common stock. However, no assurances can be given that we can obtain additional working capital through the sale of common stock or other securities, the issuance of indebtedness or otherwise or on terms acceptable to us. Further, no assurances can be given that any such equity financing will not result in a further substantial dilution to the existing shareholders or will be on terms satisfactory to us.

We have a history of losses which are likely to continue.

From our inception in 1979 through October 31, 2006, we have accumulated a loss of $31,607,914 and a net stockholders’ deficit of $2,522,393. The accumulated loss is principally due to expenses incurred in the development of the EDI product, initial manufacturing start-up costs, initial marketing efforts, administrative expenses and interest, as well as the expenses associated with the research and development of MIT laser-based monitoring technology acquired in 1997. The report of our independent registered public accounting firm for the fiscal year ended October 31, 2006 contains an explanatory paragraph as to our ability to continue as a going concern. Our financial statements have been prepared assuming that we will continue as a going concern. As discussed in the notes to the financial statements, our negative cash flows from operations raise substantial doubt about our ability to continue as a going concern. Management’s plans in regard to these matters are also described in the notes to the financial statements and in Item 6 - “MANAGEMENTS’ DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.”

MIT is considered to be a research and development operation. As such, it has no operating income and its prospects must be considered speculative considering the risks, expenses and difficulties frequently encountered in the development of a new technology. While laboratory results and other tests have been encouraging, substantial additional development efforts will be required. The development of the MIT System involves significant risks, which a combination of experience, knowledge and careful evaluation may not be able to overcome. There can be no assurance that unanticipated problems will not occur which would result in material delays in our product development, or that our efforts will result in successful product commercialization. There can be no assurance that we will be able to achieve profitable operations.

We have limited patent protection

We own two U.S. patents on our MIT technology and certain corresponding foreign patents for this technology are currently in process. We may not be able to afford the expenses required to enforce any patent we may now or in the future own and no assurances can be given that any patents would be upheld if challenged, or if upheld, would provide us with meaningful protection. We also rely on trade secrets and know-how as regards the MIT technology that is not patentable. Although we have taken steps to protect our unpatented trade secrets and know-how, in part through the use of confidentiality agreements with our employees, consultants and certain of our contractors, there can be no assurance that:

•    these agreements will not be breached,

•     we would have adequate remedies for any breach, or

•       our proprietary trade secrets and know-how will not otherwise become known or be independently developed or discovered by competitors.

Our competitors are larger and better financed

The microbe identification industry continues to undergo rapid change with intense competition that is expected to increase. There can be no assurance that our competitors have not or will not succeed in developing technologies and products that are more accurate than the MIT System microbe identification and monitoring method and would, accordingly, render the MIT System obsolete and noncompetitive. Many of our competitors have substantially greater experience, financial and technical resources and production, marketing and development capabilities. Accordingly, certain of those competitors may succeed in obtaining regulatory approval for products more rapidly or effectively than us. We will also be competing with respect to sales and marketing capabilities, areas in which we currently have little experience.

Continued technological changes and government regulations could adversely affect our sales

The technology upon which the MIT System relies may undergo rapid development and change. There can be no assurance that the technology utilized by us will be competitive in light of possible future technological developments. Further, we cannot assure that our technology will not become obsolete or that we will have adequate funds to meet technological changes.

There can be no assurance that the we will be successful in developing the MIT System to respond to technological changes or evolving industry standards, that we will not experience difficulties that could delay or prevent the successful development, introduction and marketing of the MIT System, or that any new products will adequately satisfy the requirements of prospective customers and achieve market acceptance. If we are unable to develop and introduce new or improved products in a timely manner in response to changing market conditions or customer requirements, our business, operating results and financial condition will be materially adversely affected.

Dependent upon the field of application, the MIT System, when commercialized, may be subject to extensive regulation by numerous governmental authorities and regulatory agencies worldwide prior to introduction of the product. The process of obtaining required regulatory approvals may be lengthy and expensive depending on the jurisdiction. There can be no assurance that we will be able to obtain the necessary approvals to conduct clinical trials for the manufacturing and marketing of products, that all necessary clearances will be granted to us for future products on a timely basis, or at all, or that review or other actions by the regulatory agencies will not involve delays adversely affecting the marketing and sale of our products. In addition, the testing and approval process with respect to certain products which we may develop or seek to introduce may take a substantial number of years and involve the expenditure of substantial resources. There can be no assurance that the MIT System will be cleared for marketing by the regulatory agencies of the countries in which we seek to gain distribution rights. Failure to obtain any necessary approvals or failure to comply with applicable regulatory requirements could have a material adverse effect on our business, financial condition or results of operations. Further, future government regulation could prevent or delay regulatory approval of our products.

If we fail to attract and retain key personnel, our ability to compete will be harmed.

Our future success is highly dependent on our ability to attract, retain and motivate qualified personnel, including technical personnel, executive officers and other key management. The loss or unavailability of services of one or more of our key employees, including Floyd Panning, our chief executive officer, or our inability to attract and retain qualified personnel, could have a material adverse effect on our ability to operate effectively.

Properties

In October 2005, we sold our 30,200 sq. ft. building to an unaffiliated third party for $3,875,000. We leased back approximately 7,500 sq. ft. of the facility from the new owner for $9,175 per month through April 2006. In January, we executed a one-year lease for a 4,100 sq. ft. facility in San Clemente, California commencing on April 1, 2006 at the rate of $3,650 per month. The lease provides an option to renew for up to five one-year terms.

Management believes that our present facilities in San Clemente, California will be adequate for all of our current operations, and those contemplated for the foreseeable future. We also believe that our property is adequately covered by insurance.

Legal Proceedings

None.

Market for Registrant’s Common Equity and Related Stockholder Matters.

Our common stock is currently quoted in the OTC Electronic Bulletin Board market as a “penny stock” under the symbol “ELTP.”   The following table sets forth the high and low bid prices for the common stock, as reported on the Bulletin Board or “pink sheets,” for the quarters that the securities were traded. The quotations reflect inter-dealer prices, without retail mark-up or mark-down or commissions and may not represent actual transactions.

		Common Stock Bid Prices
		High	Low
Fiscal 2005	First Quarter	0.15	0.07
	Second Quarter	0.12	0.05
	Third Quarter	0.12	0.05
	Fourth Quarter	0.09	0.08
Fiscal 2006	First Quarter	0.14	0.08
	Second Quarter	0.25	0.20
	Third Quarter	0.28	0.20
	Fourth Quarter	0.45	0.22
Fiscal 2007	First Quarter (through January 31, 2007)	0.40	0.07

The market for our common stock is sporadic and quoted prices may not represent the true value of the securities.

As of October 31, 2006 the Company had approximately 400 holders of record of its common stock.

On June 29, 2005, for one-year’s consulting services to be performed, we granted Michael W. Brennan 600,000 shares of common stock and warrants to purchase 100,000 shares of common stock at an exercise price of $0.10 per share, as well as warrants to purchase 100,000 shares of common stock at $0.25 per share. The warrants are exercisable through June 29, 2008. The shares vest in increments of 50,000 per month and during the twelve months ended October 31, 2006, the Company had issued 600,000 shares to Mr. Brennan. The fair market value of the shares was $171,000 and was recorded as consulting expense as of the fiscal year ended October 31, 2006. On August 2, 2006, Mr. Brennan was appointed Chairman of our Board of Directors and Chief Executive Officer.

On January 26, 2006, we issued 308,721 shares of common stock to our majority shareholder, Anthony M. Frank, in payment of $43,221 in accrued interest on $335,000 in principal loans made to the Company between November 2003 and January 2005. The fair market value of the common stock was $0.14 per share on the conversion date.

On January 26, 2006, the Company entered into an Intermediary Consulting Agreement with a Newport Beach, California company to provide consulting services for financing arrangements in exchange for the issuance of 200,000 shares of the Company’s common stock. The fair market value of the shares was $28,000, or $0.14 per share, and was recorded as consulting expense.

On May 8, 2006, the Company granted three-year warrants to purchase 250,000 shares of common stock to George R. Farquhar for services to be rendered over a one-year period. The warrants are exercisable at $0.20 per share and vest in four equal increments each calendar quarter commencing on the date of grant. The fair market value of the 62,500 warrants that vested during the nine months ended July 31, 2006 was $11,250, or $0.18 per share, and was recorded as consulting expense. On August 2, 2006, Mr. Farquhar was appointed as the Company’s Chief Operating Officer and entered into a five-year consulting agreement which provide a compensation arrangement of $5,000 per month plus 25,000 shares of common stock. During the fiscal year ended October 31, 2006, Mr. Farquhar received 75,000 shares of common stock under the consulting agreement the $32,250 fair market value of which was recorded as consulting fees.

Also on May 8, 2006, the Company granted three-year warrants to purchase 100,000 shares of common stock to a consultant in consideration for services rendered and to be rendered. The warrants vest in full as of the grant date with an exercise price of $0.20 per share. The fair market value of these warrants was also recorded as consulting expense in the amount of $18,000 ($0.18 per share) during the twelve months ended October 31, 2006.

On August 17, 2006, the Company initiated a private placement offering for a total of $4 million in redeemable, convertible notes bearing interest at the rate of 10% per annum. At the option of the purchaser, the notes, plus accrued interest, are convertible one year after issuance for common stock of the Company at a $0.25 conversion price. If not converted, the notes mature two years after issuance and must be redeemed by the Company for the face value of the note, plus accrued interest. Grant Bettingen, Inc., a Newport Beach, California, NASD-registered broker-dealer is acting as the Company’s Selling Agent for up to $2,130,000 of the notes being offered in the private placement. The Company has agreed to pay a 15% commission to the Selling Agent for each note sold; 10% in cash and 5% in shares of common stock at a fair market value of $0.25 per share.

On August 17, 2006, Mr. Anthony Frank, our largest shareholder exchanged a total of $1.87 million in current loans he made to the Company into notes in the above private placement. The notes issued to Mr. Frank have been collateralized by the intellectual property held by the Company on its Micro Imaging Technology. The Notes are convertible after one year into common stock at a $0.25 per share conversion price. The original notes were also convertible into common stock at any time at the prevailing fair market value when converted. Consequently, the transfer resulted in a beneficial conversion feature calculated as the difference between the fair value of the conversion option immediately before, or $0.51 per share, and immediately after, or $0.25 per share, the exchange. As a result, the Company recorded an expense of $1,944,800 on the above exchange of notes.

Also on August 17, 2006, the Company agreed to exchange 400,000 shares of common stock of its Nevada subsidiary purchased by Mr. Frank in September 2003 for 1,176,471 shares of the Company’s common stock. The exchange rate was based upon the fair market value of the Company’s common stock as of the original 2003 purchase date and resulted in an expense to the Company in the sum of $254,001.

On August 29, 2006, the Company accepted a $30,000 investment in the private placement from an unaffiliated third party. The Company paid a $3,000 cash commission to its selling agent on this transaction and issued 6,000 shares of its common stock valued at $3,000.

On October 18, 2006, the Board of Directors authorized the issuance of 200,000 shares of the Company’s common stock to a consultant for services to be rendered in exchange for the issuance of 200,000 shares of the Company’s common stock. The fair market value of the shares was $66,000, or $0.34 per share, and was recorded as consulting expense.

Also on October 18, 2006, the Board approved the issuance of 100,000 shares of common stock to our two outside directors, Ralph W. Emerson and Victor A. Hollander. The fair market value of the stock on the date of issuance was $0.34 per share and $66,000 was recorded as consulting expense.

All of these securities issuances were in private direct transactions, exempt under Section 4(2) of the Securities Act of 1933 or Regulation D promulgated thereunder.

Micro Imaging Technology, Inc.

(Formerly, Electropure, Inc.)

(A Development Stage Company)

Consolidated Balance Sheet

October 31, 2006

ASSETS

Current assets:
Cash	$13,349
Prepaid expenses	12,587
Total current assets	25,936
Fixed assets	111,388

Total assets	$137,324

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Current portion of notes payable to stockholder	$-
Trade accounts payable	88,392
Accounts payable to officers	32,229
Accrued payroll	117,246
Other accrued expenses	395,850
Redeemable convertible preferred stock, $0.01 par value; 2,600,000 shares authorized, issued and outstanding at October 31, 2006.	26,000
Total current liabilities	659,717
Notes payable to stockholder	1,970,000
Notes payable	30,000

Total liabilities	2,659,717
Commitments and contingencies

Stockholders' deficit:
Series C convertible preferred stock; $1.00 par value; 250,000 shares authorized, issued and outstanding at October 31, 2006; liquidation preference of $1,000,000.	250,000
Series D convertible preferred stock; $1.00 par value; 250,000 shares authorized, issued and outstanding at October 31, 2006; liquidation preference of $500,000.	250,000
Common stock, $0.01 par value; 100,000,000 shares authorized; 15,732,043 shares issued and outstanding at October 31, 2006.	157,320
Class B common stock, $0.01 par value; 839,825 shares authorized: 83,983 shares issued and outstanding at October 31, 2006.	840
Additional paid-in capital	28,464,981
Notes receivable on common stock	(37,620)
Accumulated deficit from previous operating activities	(27,809,201)
Deficit accumulated during the development stage	(3,798,713)

Total stockholders' deficit	(2,522,393)

Total liabilities and stockholders' deficit	$137,324

The accompanying notes are an integral part of these consolidated financial statements.

Micro Imaging Technology, Inc.

(Formerly, Electropure, Inc.)

(A Development Stage Company)

Consolidated Statements of Operations

For Each of the Two Years in the Period Ended October 31, 2006

	October 31,		Cumulative period from November 1, 2005 through October 31, 2006
	2006	2005	(Unaudited)
Operating costs and expenses:
Research and development	$704,002	$318,521	$704,002
Sales, general and administrative	733,383	639,406	733,383
Loss from operations	(1,437,385)	(957,927)	(1,437,385)
Other income (expense):
Gain on sale of building	-	1,585,637	-
Interest income	7,031	1,668	7,031
Interest expense	(2,363,529)	(349,623)	(2,363,529)
Sublease income	-	149,100	-
Other income (expense), net	(3,230)	(6,420)	(3,230)
Other income (expense), net	(2,359,728)	1,380,362	(2,359,728)

Loss from continuing operations before provision for income tax	(3,797,113)	422,435	(3,797,113)
Provision for income tax	(1,600)	(6,184)	(1,600)
Net income (loss) from continuing operations	(3,798,713)	416,251	(3,798,713)
Net income from discontinued operations	-	701,737	-
Net income (loss)	$(3,798,713)	$1,117,988	$(3,798,713)
Net income (loss) per share, basic
From continuing operations	$(0.27)	$0.03	$(0.27)
From discontinued operations	-	0.06	-
Net income (loss) per share, basic	$(0.27)	$0.09	$(0.27)
Net income (loss) per share, diluted
From continuing operations	$(0.27)	$0.03	$(0.27)
From discontinued operations	-	0.05	-
Net income (loss) per share, diluted	$(0.27)	$0.08	$(0.27)
Shares used in computing net income (loss) per share
Basic	13,824,572	12,714,595
Diluted	13,824,572	14,828,209

The accompanying notes are an integral part of these consolidated financial statements.

Micro Imaging Technology, Inc.

(Formerly, Electropure, Inc.)

 (A Development Stage Company)

Consolidated Statements of Stockholders’ Deficit

For Each of the Two Years in the Period Ended October 31, 2006

	Series B Convertible Preferred Shares	Series C Convertible Shares	Series D Convertible Preferred Shares	Common Shares	Class B Common Shares	Series B Convertible Preferred Stock	Series C Convertible Stock	Series D Convertible Preferred Stock	Common Stock	Class B Common Stock	Additional Paid-in Capital	Note Receivable Common Stock	Accumulated Deficit	Total
Balance, October 31, 2004	-	250,000	250,000	12,480,137	83,983	$-	$250,000	$250,000	$124,801	$840	$25,732,503	$(34,875)	$(29,927,189)	$(2,603,920)
Common shares issued for convertible debt, $0.27 per share	-	-	-	285,714	-	-	-	-	2,857	-	17,143	-	-	20,000
Common shares issued for services, $0.08 per share	-	-	-	100,000	-	-	-	-	1,000	-	7,000	-	-	8,000
Common shares issued for services, $0.09 per share	-	-	-	100,000	-	-	-	-	1,000	-	8,000	-	-	9,000
Warrants issued as a beneficial conversion feature on a loan	-	-	-	-	-	-	-	-	-	-	9,000	-	-	9,000
Warrants issued as a finders fee for a loan	-	-	-	-	-	-	-	-	-	-	2,250	-	-	2,250
Options and warrants granted to employees and consultants for services	-	-	-	-	-	-	-	-	-	-	58,600	-	-	58,600
Interest recognized on notes receivable for common shares	-	-	-	-	-	-	-	-	-	-	-	(1,372)	-	(1,372)
Net loss	-	-	-	-	-	-	-	-	-	-	-	-	1,117,988	1,117,988
Balance, October 31, 2005	-	250,000	250,000	12,965,851	83,983	-	250,000	250,000	129,658	840	25,834,496	(36,247)	(27,809,201)	(1,380,454)

The accompanying notes are an integral part of these consolidated financial statements.

Micro Imaging Technology, Inc.

(Formerly, Electropure, Inc.)

 (A Development Stage Company)

Consolidated Statements of Stockholders’ Deficit

For Each of the Two Years in the Period Ended October 31, 2006

Balance, October 31, 2005	-	250,000	250,000	12,965,851	83,983	-	250,000	250,000	129,658	840	25,834,496	(36,247)	(27,809,201)	(1,380,454)
Common shares issued for convertible debt, $0.14 per share	-	-	-	308,721	-	-	-	-	3,087	-	40,134	-	-	43,221
Common shares and warrants issued in exchange for surrender of common stock in subsidiary, $0.34 per share	-	-	-	1,176,471	-	-	-	-	11,765	-	242,236	-	-	254,001
Interest expense related to beneficial conversion feature on shares exchanged for subsidiary stock	-	-	-	-	-	-	-	-	-	-	1,944,800	-	-	1,944,800
Common shares issued to officers for services, $0.08 per share	-	-	-	50,000	-	-	-	-	500	-	3,500	-	-	4,000
Common shares issued to officers for services, $0.14 per share	-	-	-	50,000	-	-	-	-	500	-	6,500	-	-	7,000
Common shares issued to officers for services, $0.18 per share	-	-	-	50,000	-	-	-	-	500	-	8,500	-	-	9,000
Common shares issued to officers for services, $0.20 per share	-	-	-	50,000	-	-	-	-	500	-	9,500	-	-	10,000
Common shares issued to officers for services, $0.23 per share	-	-	-	50,000	-	-	-	-	500	-	11,000	-	-	11,500
Common shares issued to officers for services, $0.25 per share	-	-	-	50,000	-	-	-	-	500	-	12,000	-	-	12,500
Common shares issued to officers for services, $0.26 per share	-	-	-	50,000	-	-	-	-	500	-	12,500	-	-	13,000
Common shares issued to officers for services, $0.28 per share	-	-	-	50,000	-	-	-	-	500	-	13,500	-	-	14,000
Common shares issued to officers for services, $0.34 per share	-	-	-	75,000	-	-	-	-	750	-	24,750	-	-	25,500
Common shares issued to officers for services, $0.45 per share	-	-	-	75,000	-	-	-	-	750	-	33,000	-	-	33,750
Common shares issued to officers for services, $0.50 per share	-	-	-	75,000	-	-	-	-	750	-	36,750	-	-	37,500
Common shares issued to officers for services, $0.51 per share	-	-	-	50,000	-	-	-	-	500	-	25,000	-	-	25,500
Common shares issued to directors for services, $0.34 per share	-	-	-	200,000	-	-	-	-	2,000	-	66,000	-	-	68,000
Common shares issued for services, $0.14 per share	-	-	-	200,000	-	-	-	-	2,000	-	26,000	-	-	28,000
Common shares issued for services, $0.34 per share	-	-	-	200,000	-	-	-	-	2,000	-	66,000	-	-	68,000
Common shares issued as commission, $0.50 per share	-	-	-	6,000	-	-	-	-	60	-	2,940	-	-	3,000
Options and warrants granted to employees and consultants for services	-	-	-	-	-	-	-	-	-	-	45,875	-	-	45,875
Interest recognized on notes receivable for common shares	-	-	-	-	-	-	-	-	-	-	-	(1,373)	-	(1,373)
Net loss	-	-	-	-	-	-	-	-	-	-	-	-	(3,798,713)	(3,798,713)
Balance, October 31, 2006	-	250,000	250,000	15,732,043	83,983	$-	$250,000	$250,000	$157,320	$840	$28,464,981	$(37,620)	$(31,607,914)	$(2,522,393)

The accompanying notes are an integral part of these consolidated financial statements.

Micro Imaging Technology, Inc.

(Formerly, Electropure, Inc.)

 (A Development Stage Company)

Consolidated Statements of Cash Flows

For Each of the Two Years in the Period Ended October 31, 2006

	October 31,		Cumulative period from November 1, 2005 through
	2006	2005	October 31, 2006
Cash flows from operating activities:
Net income (loss)	$(3,798,713)	$1,117,988	$(3,798,713)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation	15,662	79,185	15,662
Gain on disposition of assets	-	(695,537)	-
Gain on sale of building	-	(1,585,637)	-
Common stock issued for services	96,000	17,000	96,000
Common stock issued to officers and directors for services	271,250	-	271,250
Warrants issued as partial consideration for loans	-	11,250	-
Non-cash compensation for stock options and warrants	45,875	58,600	45,875
Common stock issued for shares of subsidiary stock	254,000	-	254,000
Common stock issued as a commission	3,000	-	3,000
Interest expense related to beneficial conversion feature	1,944,800	-	1,944,800
Interest paid with common stock	43,221	20,000	43,221
Interest on notes receivable for common stock	(1,373)	(1,372)	(1,373)

(Increase) decrease in assets:
Trade accounts receivable	-	(29,434)	-
Prepaid expenses	13,003	(16,312)	13,003
Inventories	-	(7,441)	-
Other assets	-	2,598	-
Increase (decrease) in liabilities:
Trade accounts payable	(42,303)	62,846	(42,303)
Accounts payable to officers	(4,642)	10,748	(4,642)
Customer deposits	-	(40,109)	-
Accrued payroll and other expenses	(31,162)	274,123	(31,162)
Net cash used in operating activities	(1,191,382)	(721,504)	(1,191,382)
Cash flows from investing activities:
Proceeds from disposition of assets	-	402,647	-
Proceeds from sale of building	-	3,875,000	-
Purchase of fixed assets	(120,567)	(1,880)	(120,567)
Net cash (used in) provided by investing activities	(120,567)	4,275,767	(120,567)

 The accompanying notes are an integral part of these consolidated financial statements.

Micro Imaging Technology, Inc.

(Formerly, Electropure, Inc.)

(A Development Stage Company)

Consolidated Statements of Cash Flows

For Each of the Two Years in the Period Ended October 31, 2006

	October 31,		Cumulative period from November 1, 2005 through
	2006	2005	October 31, 2006
Cash flows from financing activities:
Principal payments on notes payable	-	(2,406,645)	-
Proceeds from issuance of notes payable	30,000	-	30,000
Principal payments on capital lease obligations	-	(1,927)	-
Proceeds from issuance of notes payable to a related party	100,000	20,000	100,000
Net cash (used in) provided by financing activities	130,000	(2,388,572)	130,000

Net change in cash	(1,181,949)	1,165,691	(1,181,949)

Cash at beginning of period	1,195,298	29,607	1,195,298

Cash at end of period	$13,349	$1,195,298	$13,349

Supplemental Disclosure of Cash Flow Information

Interest paid	$1,794	$160,229	$1,794
Income taxes paid	$11,440	$2,400	$11,440

The accompanying notes are an integral part of these consolidated financial statements.

Micro Imaging Technology, Inc.

(A Development Stage Company)

Notes to the Consolidated Financial Statements

1.                                       Description of Business and Development Stage Company

Micro Imaging Technology, Inc. (formerly, Electropure, Inc.) (the “Company”), a California corporation, is a holding company whose operations are conducted through its subsidiaries.

In 1997, the Company began marketing a small, point-of-use water treatment product aimed at the high purity segment of commercial and industrial water treatment markets. In February 2000, the Company formed Electropure EDI, Inc. (EDI), a wholly-owned Nevada subsidiary, through which all manufacturing and sales of its proprietary water treatment products were then conducted. In October 2005, the Company sold the assets of the EDI subsidiary and discontinued operations. See Note 4.

The Company acquired, in October 1997, an exclusive license to patent and intellectual property rights involving laser light scattering techniques to be utilized in the detection and monitoring of toxicants in drinking water. The Company formed Micro Imaging Technology (MIT) in February 2000, a wholly-owned Nevada subsidiary, to conduct research and development based upon advancements developed and patented from the licensed technology. It is this technology that is being developed.

The Company is developing a non-biologically based system utilizing both proprietary hardware and software to rapidly (near real time) determine the specific specie of an unknown microbe present in a fluid with a high degree of statistical probability (“MIT system”). It will analyze a sample presented to it and compare its characteristics to a library of known microbe characteristics on file. At present, it is the Company’s only operation.

Effective with the sale of its major operation in October 2005, the Company’s planned principal operation, the further development and marketing of its remaining technology, has not produced any significant revenue and, as such, the Company, beginning with the fiscal year starting November 1, 2005, is now considered a development stage enterprise.

2.                                       Basis of Presentation

The Company incurred a net loss from continuing operations of $3,798,713 for the fiscal year ended October 31, 2006, a net income from continuing operations of $416,251 in fiscal year 2005, which included a gain of $1,585,637 on the sale of its building, and losses of $27,809,201 in prior years. At October 31, 2006 the Company had an accumulated deficit of $31,607,914 and is in default under the redemption provisions of its redeemable preferred stock (Note 9). These raise substantial doubt about the Company’s ability to continue as a going concern. The Company has been able to secure operating capital through the sale of assets in fiscal 2005 and in the current fiscal year through private loans from an individual who is a related party and the largest stockholder. In January 2007, the Company entered into a non-exclusive supply agreement with a San Diego, California provider of laser-based equipment to supply the MIT system as an upgrade option to their real-time water monitoring system or as a stand-alone instrument for laboratory use. The Company anticipates that the alliance will generate modest revenues over the next several months and may lead to additional sales opportunities. The Company is also negotiating with an investment banking firm for the sale of its common stock in private placement transactions. No assurances can be given that the Company can or will continue to obtain sufficient working capital through the sale of the Company’s securities, borrowing, or through the sale of assets or products that will generate sufficient revenues in the future to sustain ongoing operations. The Company’s ability to continue as a going concern will be dependent upon its ability to gain access to equity and debt capital or achieve profitable operations.

The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities or any other adjustment that might be necessary should the Company be unable to continue as a going concern.

3.                                       Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its subsidiaries, Electropure EDI, Inc. (“EDI”), Micro Imaging Technology and Electropure Holdings, LLC (“LLC”). As of November 1, 2005, the operations of its EDI and LLC subsidiaries were discontinued and the Company became a development stage company. All significant intercompany balances and transactions have been eliminated in consolidation.

 Cash and Cash Equivalents

The Company invests portions of its excess cash in highly liquid investments. Cash and equivalents include time deposits and commercial paper with original maturities of three months or less. As of October 31, 2006 and 2005, there was no cash or cash equivalents outstanding.

Impairment of Long-Lived Assets

The Company annually evaluates its long-lived assets, including identifiable intangible assets for potential impairment. When circumstances indicate that the carrying amount of an asset is not recoverable, as demonstrated by the projected undiscounted cash flows, an impairment loss is recognized. The Company’s management has determined that there was no such impairment present at October 31, 2006 and 2005.

Stock Based Compensation

Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (SFAS 123) encourages, but does not require, companies to record compensation cost for stock-based employee compensation plans at fair value. The Company had elected to continue to account for stock based compensation using the intrinsic value method prescribed in Accounting Principals Board Opinion No. 25, “Accounting for Stock Issued to Employees” and related Interpretations. Under APB 25 and the intrinsic value method, as the exercise price of the Company’s employee stock options equals the market price of the underlying stock on the date of grant or, in the case of the Company’s employee stock purchase plans since the plans are non-compensatory, no compensation expense is recognized.

Adoption of SFAS 123(R)

Effective for the quarter ending April 30, 2006, the Company adopted the fair value recognition provisions of Statement of Financial Accounting Standard 123(R) “Share-Based Payment” (“SFAS 123(R)”) using the modified prospective transition method. Under the modified prospective transition method, compensation cost recognized in the quarterly period ended April 30, 2006 should include: (a) compensation cost for all share-based payments granted prior to, but not yet vested as of February 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS No. 123, and (b) compensation cost for all share-based payments granted beginning February 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(R). In accordance with the modified prospective transition method, results for prior periods have not been restated. From February 1, 2006, no employee stock options were granted and the impact on results of operations from previously granted employee stock options that vested from February 1, 2006 through October 31, 2006 was immaterial.

The following table illustrates the effect on the Company’s net loss and loss per share as if the Company had applied the fair value recognition provisions of SFAS 123 to its stock based employee compensation awards, and recognized expense over the applicable award vesting period:

	2006	2005
Net income (loss), as reported:	$(3,798,713)	$1,117,988

Add: Stock-based employee compensation included in reported net loss	—	—
Less: Stock-based employee compensation expense determined under fair value based method for all awards, net of related tax effects	(48,500)	(61,270)
Pro forma net income (loss):	$(3,847,213)	$1,056,718

Net income (loss) per share
Basic, as reported	$(0.27)	$0.09
Basic, pro forma	$(0.28)	$0.08

Net income (loss) per share
Diluted, as reported	$(0.27)	$0.08
Diluted, pro forma	$(0.28)	$0.07

Weighted average shares outstanding
Basic	13,891,997	12,714,595
Diluted	13,891,997	14,828,209

The pro forma effect for the years presented is not likely to be representative of the pro forma effect on reported net income or loss in future years because these amounts reflect less than five years of vesting.

The assumptions made for purposes of estimating the fair value of its stock options, as well as a summary of the activity under the Company’s stock option plan are included in Note 10.

Property and Equipment

Property and equipment are recorded at cost and are depreciated using the straight-line method over an expected useful life of 5 years. The Company’s building, which was sold in 2005, was being depreciated over an expected useful life of 30 years. Expenditures for normal maintenance and repairs are charged to operations. The cost and related accumulated depreciation of assets are removed from the accounts upon retirement or other disposition, and the resulting profit or loss is reflected in the Statement of Operations. Renewals and betterments that materially extend the life of the assets are capitalized.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual amounts could differ from those estimates.

Advertising Costs

The Company charges advertising costs to expense as incurred. Advertising expense for the years ended October 31, 2006 and 2005 was $209 and $10,092, respectively.

Research and Development

Research and development expenditures are charged to expense as they are incurred. The Company’s research and development activities include ongoing work on various uses of the micro imaging multi-angle laser light scattering technology. Contract research and development expenditures are expensed as incurred.

Fair Value of Financial Instruments

The estimated fair value amounts of all financial instruments on the Company’s balance sheet have been determined by using available market information and appropriate valuation methodologies. Fair value is described as the amount at which the instrument could be exchanged in a current transaction between informed willing parties, other than in a forced liquidation. However, considerable judgment is necessarily required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts. The Company does not have any off balance sheet financial instruments.

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial statements:

Cash and equivalents, notes receivable, trade accounts payable, current portion of notes payable and capital leases, and certain other current liability amounts reported in the balance sheet approximate fair value due to the short term maturities of these instruments.

The fair value of non-current notes payable is estimated by determining the net present value of future payments. The carrying amount on the balance sheet approximates the fair value as the interest rates approximate current market rates.

Income Taxes

The Company accounts for income taxes under the liability method. Under the liability method, deferred income taxes are determined based on differences between the financial reporting and tax bases of assets and liabilities. They are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company is required to adjust its deferred tax liabilities in the period when tax rates or the provisions of the income tax laws change. Valuation allowances are established to reduce deferred tax assets to the amounts expected to be realized.

Loss Per Share

Basic earnings per share excludes dilution and is calculated by dividing income available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then share in the earnings of the entity. Common stock equivalents of 5,696,479 and 5,786,479 as of October 31, 2006 and 2005, respectively, have been omitted from the earnings per share calculation, as their effect would be antidilutive.

New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), which prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. Additionally, FIN 48 provides guidance on derecognition, classification, accounting in interim periods and disclosure requirements for uncertain tax positions. FIN 48 will be effective for the Company beginning November 1, 2007. The Company is in the process of determining the effect, if any, this statement will have on its financial statements.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments - An Amendment of FASB Statements No. 133 and 140 (SFAS 155), which allows companies to elect fair value measurement for financial instruments with embedded derivatives in their entirety in cases otherwise required to be bifurcated. SFAS 155 is effective for all financial instruments acquired or issued by the Company beginning November 1, 2006. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

In March 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 156, Accounting for Servicing of Financial Assets - An Amendment of FASB Statement No. 140 (SFAS 156), which requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract under certain situations at fair value, if practicable, and permits the subsequent measurement of servicing assets and servicing liabilities at fair value. SFAS 156 is effective for the Company beginning November 1, 2006. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the application of SFAS No. 157 may change current practice for some entities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We will adopt SFAS No. 157 in the first quarter of fiscal 2009. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R). SFAS No. 158 requires company plan sponsors to display the net over- or under-funded position of a defined benefit postretirement plan as an asset or liability, with any unrecognized prior service costs, transition obligations or actuarial gains/losses reported as a component of other comprehensive income in shareholders’ equity. SFAS No. 158 is effective for fiscal years ending after December 15, 2006. We will adopt SFAS No. 158 as of the end of fiscal 2007. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

4.                                       Disposition of Assets

On October 25, 2005, the Company sold the building owned by its subsidiary, Electropure Holdings, LLC, to the George A. Boukather Trust, an unrelated party, for a total of $3,875,000 in cash and realized a gain on the sale in the sum of $1,585,637.

On October 31, 2005, the Company sold substantially all of the assets owned by and utilized in the operations of its Electropure EDI, Inc. subsidiary to SnowPure, LLC, for a total purchase price of $800,000, plus $10,224 to cover a portion of the sales tax, which was paid in a combination of cash and the assumption of certain liabilities. SnowPure, LLC is principally owned and operated by Michael Snow, a former officer of the Company and General Manager of EDI. At closing, the Company received $402,647 in cash proceeds and SnowPure assumed $407,578 in various trade and notes payable. The Company recognized a gain of $695,537 on the sale of assets. The related operating results of EDI have been excluded from the results from continuing operations and classified as a discontinued operation for all periods presented in accordance with the requirements of SFAS 144.

The operations from EDI through the date of the sale are included in Gain (loss) from Discontinued Operations on the Consolidated Statements of Operations for fiscal 2005. The following is a summary of the results of discontinued operations relating to EDI for the year ended October 31, 2005:

October 31,
2005
Net sales	$1,338,676
Cost of Sales	902,267
Gross profit:	436,409

Operating costs and expenses:
Research and development	39,610
Sales, general and administrative	367,175
Total operating expenses	406,785

Income (loss) from operations	29,624

Other income (expense):
Interest expense	(12,998)
Income (loss) before provision for income tax	16,626
Provision for income tax	(10,426)
Net income (loss)	$6,200

5.                                       Property, Plant and Equipment

At October 31, 2006, property, plant and equipment consisted of the following:

Machinery and equipment	$78,145
Furniture and fixtures	74,326
Leasehold improvements	70,370
222,841
Less: accumulated depreciation	(111,453)
Total property and equipment, net	$111,388

Depreciation expense for the years ended October 31, 2006 and 2005 was $15,662 and $79,185, respectively.

6.                                       Notes Payable

At October 31, 2006, notes payable consisted of the following:

Note payable to major stockholder, collateralized by intellectual property of Micro Imaging Technology subsidiary (MIT); principal and interest at 10% due in full on August 17, 2008; convertible on or after August 17, 2007 into common stock at $0.25 per share.	$1,870,000

Unsecured note payable to major stockholder; principal and interest at 10% due in full on August 21, 2008; convertible on or after August 21, 2007 into common stock at $0.25 per share	40,000

Unsecured note payable to major stockholder; principal and interest at 10% due in full on October 6, 2008; convertible on or after October 6, 2007 into common stock at $0.25 per share	60,000

Unsecured note payable to unaffiliated lender; principal and interest at 10% due in full on August 29, 2008; convertible on or after August 29, 2007 into common stock at $0.25 per share	30,000

2,000,000
Less current maturities	—

Long Term portion of notes payable (all due and payable during the fiscal year ended October 31, 2008)	$2,000,000

7.                                 Income Taxes

At October 31, 2006 and 2005, the components of the income tax expense are as follows:

	2006	2005
Current tax expense:
Federal	$—	$4,600
State	1,600	1,584
	1,600	6,184

Deferred tax expenses:
Federal	—	—
State	—	—
	—	—
Total provision:	$1,600	$6,184

Significant components of the Company’s net deferred income tax assets/ (liabilities) at October 31, 2006 were as follows:

Current deferred tax assets:
Accrued vacation	$10,000
Deferred payroll	42,000
Book compensation for options and warrants	448,000
Other	1,000
Total current deferred tax assets	501,000
Valuation allowance	(501,000)
Net deferred current tax assets	$—

Noncurrent deferred tax assets:
Net operating loss carryforward	$7,432,000
Other credit carryforward	296,000
Depreciation and amortization	4,000
Total noncurrent deferred tax assets	7,732,000
Valuation allowance	(7,732,000)
Net deferred noncurrent tax assets	—
Total deferred tax assets	$—

The Company, based upon its history of losses and management’s assessment of when operations are anticipated to generate taxable income, has concluded that it is more likely than not that none of the net deferred income tax assets will be realized through future taxable earnings and has established a valuation allowance for them. The change in the total valuation allowance for the year ended October 31, 2006 was an increase of $1,759,000.

Reconciliation of the effective income tax rate to the U.S. statutory income tax rate is as follows:

	2006	2005
Tax expense at U.S. statutory income tax rate	(34.0)%	(34.0)%
State tax	(5.8)%	(0.7)%
Utilization of net operating loss	0%	37.3%
Change in beginning balance of valuation allowance	39.8%	(4.1)%

Effective income tax rate	—%	(1.5)%

The Company has federal and state net operating loss carryforwards of $18,674,000 and $6,710,000, respectively. The federal and state net operating loss carryforwards began expiring in 2005 and continues through 2019. The Company also has federal and state research and development tax credit carryforwards of $166,000 and $130,000, respectively.

8.                                 Stockholders’ Deficit

Common Stock

On January 26, 2006, the Company issued 308,721 shares of common stock to its majority stockholder upon the conversion of $43,221 in interest accrued on a $335,000 in principal loans. The fair market value of the common stock on the date of conversion was $0.14 per share.

On June 29, 2005, the Company entered into a one-year arrangement with Michael Brennan for administrative, public relations and financial services. In addition to a $5,000 per month consulting fee, the Company issued 50,000 shares of common stock to Mr. Brennan each month and granted him three-year warrants to purchase: (a) 100,000 shares of common stock at an exercise price of $0.10 per share and (b) 100,000 shares at $0.25 per share. On August 2, 2006, Mr. Brennan was named Chief Executive Officer and was appointed to the Company’s Board of Directors. His compensation arrangement continues under the same terms of the 2005 consulting agreement. During the twelve months ended October 31, 2006, Mr. Brennan received 600,000 shares of common stock with an aggregate fair market value of $171,000.

On January 26, 2006, the Company issued 200,000 shares of common stock pursuant to an Intermediary Consulting Agreement with a Newport Beach, California company for consulting services to be provided. The fair market value of the shares was $28,000 and was recorded as consulting expense. The same firm represented the Company as a selling agent for a private placement offering of redeemable convertible notes and in August 2006 received an additional 6,000 shares of common stock as a partial commission on a $30,000 subscription to the private placement by an unaffiliated third party. The fair market value of the shares was $3,000 and was recorded as a commission.

On August 17, 2006, the Company’s largest stockholder, Anthony M. Frank, exchanged 400,000 shares of common stock that he purchased for $1.00 per share in the Company’s Nevada subsidiary on September 9, 2003 for 1,176,471 shares of the Company’s common stock. The fair market value of the common stock on August 17, 2006 was $0.51 per share and the Company agreed to the exchange at the fair market value of the Company’s common stock as of the original purchase date, or $0.34 per share, for a difference of $0.17 per share. Consequently, the Company recorded an expense on the discounted shares in the sum of $254,001.

On August 17, 2006, Mr. Frank exchanged a total of $1,870,000 in current principal loans for the same amount of notes in the Company’s private placement offering. The private placement notes are convertible after one year into common stock at a conversion price of $0.25 per share. The original notes were also convertible into common stock at any time at the prevailing fair market value as of the conversion date. Consequently, the exchange of notes resulted in a beneficial conversion feature calculated as the difference between the fair value of the conversion option immediately before August 17, 2006, or $0.51 per share, and immediately after, or $0.25 per share. The difference resulted in a $1,944,800 discount on the exchange which was recorded as interest expense.

On August 2, 2006, the Company entered into a compensation arrangement with George Farquhar who was appointed Chief Operating Officer. In addition to cash consideration of $5,000 per month, Mr. Farquhar receives 25,000 shares of common stock each month. During the fiscal year ended October 31, 2006, Mr. Farquhar was issued 75,000 shares of common stock valued at $32,250.

On October 18, 2006, the Company authorized the issuance of 200,000 shares of common stock to a consultant for marketing and financial services to be rendered. The fair market value of the shares was determined to be $66,000 and was recorded as consulting expense. The shares were issued subsequent to year end.

Also on October 18, 2006, the Board of Directors authorized the issuance of 100,000 shares of common stock to each of its outside directors, Ralph W. Emerson and Victor A. Hollander, for service to the Board.

The aggregate fair value of the stock was $66,000 and was recorded as consulting expense. These shares were issued subsequent to year end.

In August 1997, the Company allowed a current officer and director to exercise warrants held by him in exchange for a note receivable at a fixed interest rate of 5.49%. As of October 31, 2006 and 2005, the note receivable related to the issuance of common stock is reflected as a reduction in equity and is summarized as follows:

	2006	2005
Note receivable from former officer and director of the Company, Floyd Panning, for the issuance of 50,000 shares of common stock in August 1997, with an interest rate of 5.49% per annum, due in July 2002. The note receivable is collateralized by shares issued resulting from the exercise of warrants. The amount outstanding includes accrued interest of $12,620.	$37,620	$36,247

Class B Common Stock

The Class B common stock is entitled to non-stock dividends and liquidation payments equal to 80% of those paid to the common stock. All of the 83,983 shares of Class B common stock is held in the name of Harry M. O’Hare (the founder of the Company) and may not be transferred or assigned. These shares automatically convert on a share-for-share basis into common stock upon the death of the current owner. However, in connection with an order imposed by the California Corporations Commissioner, all shares held by this individual will not participate in dividends, other than for stock in distribution of assets in the event of liquidation and may not be transferred without prior consent of the Commissioner or pursuant to a court order.

On or about November 13, 2006, Mr. O’Hare passed away and the Class B common stock automatically converted, on a share-for-share basis into common stock of the Company.

Redeemable Preferred Stock

The redeemable preferred stock, issued in 1987 to the then holders of the common and Class B common stock, had a redemption date in 1991. The redeemable preferred stock has not been redeemed due to a lack of “legally available funds.”  These shares must be redeemed by the Company as soon as possible for $0.01 per share at any time the Company has the “legally available funds” for the redemption. There was a conversion feature to this redeemable preferred stock, which, with the passing of time, has lapsed. The Company believes the definition of “legally available funds” to be the amount under California law from which dividends could be paid by a corporation that does not have retained earnings. In general, California law provides that to the extent a corporation’s assets, excluding intangible and deferred assets, are at least equal to (a) the amount of the proposed distribution, and (b) 1.25 times its liabilities, excluding deferred taxes, deferred income, and deferred credits, a corporation may pay dividends. Under this definition, the Company had “legally available funds” as of October 31, 2000 and 1999. As a result, the Company is in default under the redemption provisions of the redeemable preferred stock.

The redeemable preferred stock is not assignable or transferable, except upon death or upon approval of a majority of the members of the Board of Directors not holding such shares and is not entitled to receive any dividends.

Voting Rights

Each share of the Company’s common stock is entitled to one vote per share, and each share of the Class B common stock of the Company is entitled to eight votes per share. The holders of the outstanding redeemable preferred stock of the Company are entitled to one vote per share. Shares of the Series C and Series D convertible preferred stock carry no voting rights.

Liquidation Preferences

In the event of liquidation or dissolution of the Company, the holders of the common stock, Class B common stock and redeemable preferred stock, subject to the rights of the holders of the Series C and Series D convertible preferred stock, shall be entitled to receive an equal amount per share, provided, however, in no instance shall a share of redeemable preferred stock receive more than $0.01 per share and in no instance shall each share of Class B common stock receive an amount greater than 80% of the amount each share of common stock receives, subject to the restrictions imposed by the Commissioner as described above.

Each share of Series C convertible preferred stock is convertible at the option of the holder into four shares of common stock. The Series C convertible preferred stock carries no voting rights.

In any liquidation or dissolution of the Company, the holder of the Series C convertible preferred stock will be entitled to a liquidation preference of $4 per share.

Each share of Series D convertible preferred stock is convertible at the option of the holder into two shares of common stock. The Series D convertible preferred stock carries no voting rights.

In any liquidation or dissolution of the Company, the holder of the Series D convertible preferred stock will be entitled to a liquidation preference of $2 per share.

9.                                 Stock Options and Warrants

Common Stock Options

In May 1999, the Company adopted the Micro Imaging Technology, Inc. 1999 stock option plan (the “plan”), for officers, directors, employees, consultants, and advisors of the Company. The plan provides two types of options: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The plan authorizes the granting of options up to 1,000,000 shares of common stock. The exercise price per share on options granted may not be less than the fair market value per share of the Company’s common stock at the date of grant. The exercise price per share of Incentive stock options granted to anyone who owns more than 10% of the voting power of all classes of the Company’s common stock must be a minimum of 110% of the fair market value per share at the date of grant. The options exercise price may be paid in cash or its equivalent including cashless exercises as determined and approved by the plan administrator. No options were granted during the fiscal year ended October 31, 2005. However, a total of 500,000 options were granted under this plan to directors and employees during the fiscal year ended October 31, 2006. Also under the Plan, 250,000 warrants were granted to a consultant of the Company in fiscal 2006. The term of each Incentive stock option granted is fixed by the plan administrator and shall not exceed 10 years, except that for those who own 10% of the voting power of the Company the term of the option may be no more than 5 years. Non-qualified stock options may not be granted for more than ten years. The vesting period for both Incentive stock options and Non-qualified stock options is determined by the administrator at or after the date of grant.

The following table summarizes information about options granted to employees and directors of the Company. Unless otherwise noted, options vest on an annual pro rata basis over various periods of time and are exercisable, upon proper notice, in whole or in part at any time upon vesting. Generally, unvested options terminate when an employee leaves the Company. The options granted have contractual lives ranging from 3 to 10 years.

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding at October 31, 2004	1,745,000	$0.56	3.5	$—
Granted	—	—
Exercised	—	—
Expired	(650,000)	0.90
Canceled	—	—
Outstanding at October 31, 2005	1,095,000	0.36	4.3	$—
Granted	500,000	0.14
Exercised	—	—
Expired	(325,000)	0.39
Canceled	—	—
Outstanding at October 31, 2006	1,270,000	$0.36	5.5	$100,000

The Company’s MIT subsidiary granted 585,000 options to various employees of the Company during the year ended October 31, 2003, 75,000 of which have expired to date. The weighted average fair value of the MIT options granted and currently outstanding is $0.10. No MIT options have been granted prior to or since fiscal 2003.

Summary information about the Company’s options outstanding at October 31, 2006 is set forth in the table below. Options outstanding at October 31, 2006 expire between August 2007 and January 2016.

Range of Exercise Prices	Options Outstanding October 31, 2006	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Options Exercisable October 31, 2006	Weighted Average Exercise Price

MICRO IMAGING TECHNOLOGY, INC:
$ 0.28 - $0.50	1,210,000	5.5	$0.23	955,000	$0.28
$ 0.59 - $0.90	50,000	3.8	$0.78	50,000	$0.78
$ 0.94 - $1.13	10,000	2.8	$0.94	10,000	$0.94
	1,270,000			1,015,000
MIT (SUBSIDIARY):
$ 0.10	510,000	1.8	$0.10	510,000	$0.10
TOTAL:	1,780,000			1,525,000

Total estimated unrecognized compensation from unvested stock options as of October 31, 2006 was approximately $33,600 which is expected to be recognized over a weighted average period of approximately 5.4 years.

Common Stock Warrants

The Company accounts for stock-based compensation awards to non-employees based upon fair values at the grant dates. The consideration received for the issuance of stock purchase warrants (“warrants”) is based on the fair value of the warrants or of the goods or services received for the warrants issued, whichever is more reliably measurable.

When the value of the services is based on the fair value of the warrants, the value is calculated using the Black-Scholes Option Pricing Model. The fair value of the options or warrants is expensed as the services are provided.

In this connection, during the years ended October 31, 2006 and 2005 the Company granted warrants as follows:

On June 29, 2005, for one-year’s consulting services to be performed, we granted Michael W. Brennan warrants to purchase 100,000 shares of common stock at an exercise price of $0.10 per share, as well as warrants to purchase 100,000 shares of common stock at $0.25 per share. The warrants vested in full as of the date of grant and are exercisable through June 29, 2008. The fair market value of the warrants was $18,000 and was recorded as consulting expense as of October 31, 2005. On August 2, 2006, Mr. Brennan was appointed Chairman of our Board of Directors and Chief Executive Officer.

On June 29, 2005, the Company granted warrants to purchase 50,000 shares of common stock to a consultant for future services. The warrants are exercisable at $0.10 per share and expire on June 29, 2008. The fair market value of the warrants was $4,500 and was recorded as a consulting expense.

On July 1, 2005, for future legal services to be performed, the Company granted legal counsel 200,000 warrants to purchase 200,000 shares of common stock at exercise price of $0.06 per share and 200,000 shares of common stock at $0.25 per share. The warrants are exercisable through July 1, 2008. The fair market value of the warrants on the date of issuance was $36,000 and was recorded as legal expense.

In July 2005, the Company borrowed $50,000 and $250,000 from two separate lenders and granted warrants to purchase a total of 125,000 shares of common stock as partial consideration for the loans. The warrants have a contractual life of three years and are exercisable at $0.06 per share. The fair market value of the warrants, $11,250, was recorded as financing charges.

As of November 1, 2005, pursuant to the sale of the EDI assets to SnowPure, LLC, the status of Michael Snow as an employee of the Company changed. Consequently, the value of options to purchase 75,000 shares of common stock granted to him in 2003 that vested in January 2006 was recognized as compensation during the fiscal year ended October 31, 2006. The fair market value of such options was determined to be $0.08 per share, for a total compensation expense of $6,000.

On May 8, 2006, the Company granted three-year warrants to purchase 250,000 shares of common stock to George R. Farquhar for services to be rendered over a one-year period. The warrants are exercisable at $0.20 per share and vest in four equal increments each calendar quarter commencing on the date of grant. The fair market value of the aggregate 125,000 warrants that vested during the twelve months ended October 31, 2006 was $21,875 and was recorded as consulting expense. On August 2, 2006, Mr. Farquhar was appointed as the Company’s Chief Operating Officer.

Also on May 8, 2006, the Company granted three-year warrants to purchase 100,000 shares of common stock to a consultant in consideration for services rendered and to be rendered. The warrants vest in full as of the grant date with an exercise price of $0.20 per share. The fair market value of these warrants was also recorded as consulting expense in the amount of $18,000 ($0.18 per share) as of the fiscal year ended October 31, 2006.

The following table summarizes the information relating to warrants granted to non-employees as of October 31, 2006 and 2005 and changes during the years then ended. Warrants outstanding at October 31, 2006 expire between May 2007 and July 2010.

	Number of Warrants	Weighted Average Exercise Price
Outstanding at October 31, 2004	2,365,000	$0.71
Granted	775,000	0.14
Exercised	—	—
Expired	(975,000)	0.93
Outstanding at October 31, 2005	2,165,000	0.71
Granted	350,000	0.20
Exercised	—	—
Expired	(890,000)	0.49
Outstanding at October 31, 2006	1,625,000	$0.33

The following table summarizes the information relating to MIT warrants granted to non-employees as of October 31, 2006 and 2005 and changes during the years then ended. MIT warrants outstanding at October 31, 2006 expire between September 2007 and July 2008.

	Number of Warrants	Weighted Average Exercise Price
Outstanding at October 31, 2004	525,000	$1.37
Granted	—	—
Exercised	—	—
Expired	(250,000)	1.25
Outstanding at October 31, 2005	275,000	1.48
Granted	—	—
Exercised	—	—
Expired	—	—
Outstanding at October 31, 2006	275,000	$1.48

The values of the consideration received were based on the values of the warrants granted. The values of the warrants were estimated using the Black-Scholes Option Pricing Model with the following weighted average assumptions for grants made in 2006 and 2005:

	2006	2005
MICRO IMAGING TECHNOLOGY, INC.:
Risk-free interest rate	5.010%	3.840%
Expected dividend yield	—	—
Expected stock price volatility	1.800	1.905
Expected life in years	3 years	3 years

Summary information about the Company’s warrants outstanding at October 31, 2006 is as follows:

Range of Exercise Prices	Warrants Outstanding October 31, 2006	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Warrants Exercisable October 31, 2006	Weighted Average Exercise Price
MICRO IMAGING TECHNOLOGY, INC.
$ 0.10 - $0.50	1,315,000	2.0	$0.17	1,190,000	$0.16
$ 0.68 - $1.00	270,000	1.2	$0.98	270,000	$0.98
$ 1.38	40,000	1.8	$1.38	40,000	$1.38
	1,625,000			1,500,000
MIT:
	275,000	1.1	$1.48	275,000	$1.48
TOTAL:	1,900,000			1,775,000

10.                                 Commitments and Contingencies

Facilities Agreement

The Company leased 12,000 sq. ft of its 30,000 sq. ft. facilities to a third party until October 26, 2005 when it sold the building. Rental income was $149,100 for the fiscal year ended October 31, 2005.

Commencing November 1, 2005, the Company entered into a short-term agreement to lease back approximately 7,800 sq. ft. of the building from the new owner through April 2006 at the rate of $9,175 per month. In January 2006, the Company entered into a one-year agreement to lease a 4,100 sq. ft. facility in San Clemente, California at a rate of $3,650 per month commencing on April 1, 2006. The Company has the option to extend the lease for five additional one-year terms.

Future minimum facilities lease payments as of October 31, 2006 are as follows:

2007	$18,250
2008	$—

Employment Contracts

(a) Michael W. Brennan

Effective August 2, 2006, the Company entered into a five-year employment agreement with Michael Brennan, the Company’s Chief Executive Officer, that provides for a $5,000 monthly cash payment and 50,000 shares of the Company’s common stock for each month of service. For each year of service, Mr. Brennan will also be granted two-year warrants to purchase 100,000 shares of common stock at an exercise price of $0.30 per share. Such warrants are to vest at the conclusion of each year of service.

(b) George R. Farquhar

Effective August 1, 2006, the Company entered into a five-year employment arrangement with Mr. Farquhar, the Company’s Chief Operating Officer. The agreement provides for a $5,000 month cash payment and 25,000 shares of common stock for each month of service. If the agreement is terminated by the Company, Mr. Farquhar is entitled to one year of monthly cash payments.

Contingent Share Issuance

Under an agreement with a former licensee to terminate a 1992 license agreement, the Company is contingently obligated to issue up to 516,479 additional common shares if the market price of the Company’s common stock reaches certain levels ranging from $3.00 to $5.50 per share.

11.                                 Related Party Transactions

In December 2005, the Company entered into a one-year Finder’s Fee Agreement with Ralph W. Emerson who became a Director of the Company in August 2006. At the time of the Agreement, Mr. Emerson was not an affiliate of the Company and was seeking to raise up to $5 million in financing on behalf of the Company. The agreement provided for a 10% commission on the first $1 million realized by the Company and 6% on any additional financing received. The agreement also called for the issuance of up to 200,000 shares of common stock at $0.09 based upon the amount of financing received. In June 2006, the agreement was terminated by mutual consent and no commission was earned by or paid to Mr. Emerson.

Due to lack of working capital, certain current and former officers and employees of the Company deferred payment of salaries and reimbursement of expenses due at various times between February 2004 and October 2006. Deferred wages and accrued expenses due to Michael Snow in the sum of $52,292 and $27,622, respectively, were paid pursuant to the EDI asset sale transaction with SnowPure, LLC in October 2005. The table below reflects the amount of deferred wages and/or unpaid expenses due as of the two fiscal years ended October 31, 2006.

EMPLOYEE	POSITION	YEAR ENDED	GROSS WAGES DEFERRED	TOTAL UNPAID EXPENSES
Floyd Panning	Former President and Director	2005		$81,682	$28,024
		2006		$30,631	$32,924

Catherine Patterson	Chief Financial Officer	2005		$21,900	$8,847
		2006	$		$17,229

	TOTAL DEFERRED:	2005		$103,582	$36,871
		2006		$30,631	$50,153

See Notes 4, 6, 8, 9, 10, and 12 for other related party transactions.

12. Employee Retirement Plan

Commencing on January 1, 2005, the Company sponsored a Simple IRA retirement plan which covers substantially all qualified full-time employees. Participation in the plan is voluntary and employer contributions are determined on an annual basis. Currently employer contributions are being made at the rate of 3% of the employees’ base annual wages. The Company’s contribution to the IRA plan was $8,663 and $7,995 for the fiscal years ended October 31, 2006 and 2005, respectively.

13.                                 Subsequent Events (Unaudited)

Between November 10 and December 29, 2006, the Company’s largest shareholder loaned the Company an additional $156,800 under the terms of the private placement offering. The loans are convertible, beginning in November 2007, into common stock at $0.25 per share and mature, with 10% annual interest, from November 10, 2008.

On January 9, 2007, the Company entered into a non-exclusive agreement to supply its MIT products to JMAR Technologies as a tandem product to their real-time water monitoring system or as a stand-alone instrument for laboratory use. JMAR has a direct sales and support organization and manufactures laser-based products for multiple markets, including homeland security, the cruise ship and beverage industries, pharmaceutical companies, and municipal water utilities.

Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Fiscal Years Ended October 31, 2006 and 2005

Research and development expenses for the fiscal year ended October 31, 2006 increased by $385,481 compared to the prior year. These expenses arise from the program which we initiated in December 1997 to develop the micro imaging technology for detecting and identifying contaminants in fluids. The increase was primarily due to consulting and patent expenses as well as the cost of moving to and leasing our new facility. The increase also reflects additional expenditures for equipment and materials relating to the development of the technology.

Sales, general and administrative expenses increased by $93,977 for the fiscal year ended October 31, 2006 compared to the prior year period, due primarily to the costs of audit and tax preparation activities, shareholder relations costs and the expense of leasing our new facility. The increase was partially offset by reductions in legal expenses, property taxes and depreciation on real property and fixed assets that were sold at the end of fiscal 2005.

Interest income increased by $5,363 in fiscal 2006 as a result of the short-term investment of proceeds received from the sale of our building and EDI assets in October 2005.

Interest expense for the twelve months ended October 31, 2006 increased by $2,013,906 compared to the prior period. The primary cause of the increase resulted from the exchange in August 2006 by our majority shareholder of $1.87 million in short term convertible loans for $1.87 in private placement notes with a beneficial conversion feature. Additionally, our majority shareholder exchanged 400,000 shares of the common stock of the Company's subsidiary at a discounted rate during fiscal 2006. The intrinsic value of the beneficial conversion features for these transactions was determined to be $1,944,800 and $254,001, respectively, and was recorded as interest. These increases were partially offset by a reduction in mortgage interest expense resulting from the sale of our building in October 2005.

Components of other income, other than interest, decreased by $1,731,547 for the fiscal year ended October 31, 2006 compared to the prior year. During fiscal 2005, we realized a gain on the sale of our building in the sum of $1,585,637. We also realized $149,100 in sublease income prior to selling the building in October 2005.

We recorded the minimum state income tax provision in fiscal 2006 and 2005 as we had cumulative net operating losses in all tax jurisdictions.

Liquidity and Capital Resources

At October 31, 2006, we had working capital deficit of $633,781. This represents a working capital increase of $753,156 compared to that reported at October 31, 2005. The increase primarily resulted from the exchange of $1.87 million in current loans by our majority shareholder into long term notes in our private placement offering.

Our primary sources of working capital were the net proceeds realized from the sale of our building and the EDI assets in October 2005. We also received $130,000 in private placement subscription loans in October 2006, of which $100,000 were from our majority shareholder, Anthony M. Frank. Between November 2006 and January 2007, Mr. Frank was made three additional private placement subscriptions totaling $156,800.

Plan of Operation

Our independent registered public accounting firm has included an explanatory paragraph in their report on the financial statements for the year ended October 31, 2006 which raises substantial doubt about our ability to continue as a going concern.

We intend to seek commercial, technical and scientific partners that can aid in advancing the MIT expertise, provide external endorsements of the technology and accelerate introduction to the market. This strategy will be dependent upon our ability to identify and attract the right customers and partners over the next six month period and to secure sufficient additional working capital in a timely manner thereafter. To that end we are in the process of preparing and promoting a private placement offering of the Company’s securities and are negotiating with an investment banking firm to assist in the placement of up to $2,240,000 in common stock. We have received initial commitments totaling over $500,000 in private placement subscriptions and believe additional funds may be raised in the near future. Moreover, we are in the process of introducing the MIT System to market and conservatively believe that we will be able to generate a minimum of $250,000 in revenues from the sale of products during the remainder of fiscal 2007. In the opinion of management, available funds and funds anticipated from forthcoming equity purchases and product sales are expected to satisfy our working capital requirements through February 2008.

We will be required to raise substantial amounts of new financing in the form of additional equity investments, loan financings, or from strategic partnerships, to carry out our business objectives. There can be no assurance that we will be able to obtain additional financing on terms that are acceptable to us and at the time required by us, or at all. Further, any financing may cause dilution of the interests of our current shareholders. If we are unable to obtain additional equity or loan financing, our financial condition and results of operations will be materially adversely affected. Moreover, estimates of our cash requirements to carry out our current business objectives are based upon various assumptions, including assumptions as to our revenues, net income or loss and other factors, and there can be no assurance that these assumptions will prove to be accurate or that unbudgeted costs will not be incurred. Future events, including the problems, delays, expenses and difficulties frequently encountered by similarly situated companies, as well as changes in economic, regulatory or competitive conditions, may lead to cost increases that could have a material adverse effect on us and our plans. If we are not successful in obtaining financing for future developments, whether in the form of loans, licenses or equity transactions, it is unlikely that we will have sufficient cash to continue to conduct operations, particularly research and development programs, as currently planned. We believe that in order to raise needed capital, we may be required to issue debt at significantly higher interest rates or equity securities that are significantly lower than the current market price of our common stock.

No assurances can be given that currently available funds will satisfy our working capital needs for the period estimated, or that we can obtain additional working capital through the sale of common stock or other securities, the issuance of indebtedness or otherwise or on terms acceptable to us. Further, no assurances can be given that any such equity financing will not result in a further substantial dilution to the existing shareholders or will be on terms satisfactory to us.

Impact of Recently Issued Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), which prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. Additionally, FIN 48 provides guidance on derecognition, classification, accounting in interim periods and disclosure requirements for uncertain tax positions. FIN 48 will be effective for the Company beginning November 1, 2007. The Company is in the process of determining the effect, if any, this statement will have on its financial statements.

In February 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments - An Amendment of FASB Statements No. 133 and 140 (SFAS 155), which allows companies to elect fair value measurement for financial instruments with embedded derivatives in their entirety in cases otherwise required to be bifurcated. SFAS 155 is effective for all financial instruments acquired or issued by the Company beginning November 1, 2006. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

In March 2006, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 156, Accounting for Servicing of Financial Assets - An Amendment of FASB Statement No. 140 (SFAS 156), which requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract under certain situations at fair value, if practicable, and permits the subsequent measurement of servicing assets and servicing liabilities at fair value. SFAS 156 is effective for the Company beginning November 1, 2006. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements. SFAS No. 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements. However, the application of SFAS No. 157 may change current practice for some entities. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. We will adopt SFAS No. 157 in the first quarter of fiscal 2009. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

In September 2006, the FASB issued SFAS No. 158, Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132(R). SFAS No. 158 requires company plan sponsors to display the net over- or under-funded position of a defined benefit postretirement plan as an asset or liability, with any unrecognized prior service costs, transition obligations or actuarial gains/losses reported as a component of other comprehensive income in shareholders’ equity. SFAS No. 158 is effective for fiscal years ending after December 15, 2006. We will adopt SFAS No. 158 as of the end of fiscal 2007. The Company does not expect the adoption of this statement to have a material impact on its financial statements.

These and other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the American Institute of Certified Public Accountants (“AICPA”), and the SEC did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

(a) (1) Previous independent registered accountants

(i) On January 2, 2007, the Company dismissed Hein & Associates, LLP (“Hein”) as its independent registered public accounting firm. Hein had served as the independent auditors of the Company since August 15, 2001.

(ii) The reports of Hein on the financial statements of the Company for each of the two fiscal years were subject to gong concern qualifications, but were not otherwise qualified or modified as to uncertainty, audit scope or accounting principle.

(iii)  The decision to change independent accountants was approved by the Company’s Audit Committee.

(iv)  During the Company’s two most recent fiscal years preceding the dismissal of Hein, the Company had no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein, would have caused it to make reference thereto in its report on the financial statements of the Company for such period.

(v)  During the Company’s two most recent fiscal years preceding the dismissal of Hein, the Company has had no reportable events under Item 304(a)(1)(v)(B), (C) or (D) of Regulation S-K. With reference to Item 304(a)(1)(v)(A), in its memorandum on internal control in connection with the audit for 2005, Hein noted one condition that it considered to be a reportable event. In particular, Hein suggested that the current organization of the accounting department did not provide the Company with the adequate skills to accurately account for and disclose significant transactions or disclosures. Company management did not disagree with the suggestions made by Hein. The Company believes it has made substantial progress toward implementing corrective measures. The Audit Committee of the Board of Directors discussed these matters with Hein, and the Company authorized Hein to respond fully to any inquiries by Jeffrey S. Gilbert, CPA concerning these matters.

(2)	New independent registered accountants.

The Company engaged Jeffrey S. Gilbert, CPA (“Gilbert”) as its new independent registered accountant as of January 2, 2007. During the two most recent fiscal years and through the date of his engagement by the Company, the Company did not consult with Gilbert regarding issues of the type described in Item 304(a)(2) of Regulation S-K.

Micro Imaging Technology, Inc. and Subsidiaries

(A Development Stage Company)

Condensed Consolidated Balance Sheet

(Unaudited)

	April 30,	October 31,
	2007	2006
ASSETS
Current assets:
Cash	$325,673	$13,349
Trade Accounts Receivable	20,000	—
Prepaid expenses	12,587	12,587
Total current assets	358,260	25,936

Fixed assets	98,362	111,388
Total assets	$456,622	$137,324

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Trade accounts payable	77,023	88,392
Accounts payable to officers and directors	32,000	32,229
Accrued payroll	116,200	117,246
Other accrued expenses	36,421	395,850
Redeemable convertible preferred stock, $0.01 par value; 2,600,000
shares authorized, issued and outstanding at April 30, 2007.	26,000	26,000
Total current liabilities	287,644	659,717

Notes payable to stockholder	—	1,970,000
Notes payable	—	30,000
Total liabilities	287,644	2,659,717

Commitments and contingencies

Stockholders' deficit:
Series C convertible preferred stock; $1.00 par value; liquidation preference of $1,000,000; no shares issued or outstanding at April 30,
2007; 250,000 shares issued and outstanding at October 31, 2006.	—	250,000
Series D convertible preferred stock; $1.00 par value; liquidation preference of $500,000; no shares issued or outstanding at April 30,
2007; 250,000 shares issued and outstanding at October 31, 2006.	—	250,000
Common stock, $0.01 par value; 100,000,000 shares authorized;
29,554,666 and 15,732,043 shares issued and outstanding at
April 30, 2007 and October 31, 2007, respectively.	295,547	157,320
Class B common stock, $0.01 par value; 839,825 shares authorized;
no shares issued or outstanding at April 30, 2007;
83,983 shares issued and outstanding at October 31, 2007.	—	840
Additional paid-in capital	32,194,964	28,464,981
Notes receivable on common stock	(37,620)	(37,620)
Accumulated deficit from previous operating activities	(27,809,201)	(27,809,201)
Deficit accumulated during the development stage	(4,474,712)	(3,798,713)
Total stockholders' deficit	168,978	(2,522,393)
Total liabilities and stockholders' deficit	$456,622	$137,324

The accompanying notes are an integral part of the condensed consolidated financial statements.

Micro Imaging Technology, Inc. and Subsidiaries

(A Development Stage Company)

Condensed Consolidated Statements of Operations

(Unaudited)

					Cumulative period
					from
					November 1, 2005
	Three months ended		Six months ended		through
	April 30,		April 30,		April 30,
	2007	2006	2007	2006	(Unaudited)

Net Sales	$40,000	$—	$40,000	$—	$40,000
Cost of Sales	15,810	—	15,810	—	15,810
Gross profit	24,190	—	24,190	—	24,190

Operating costs and expenses:
Research and development	219,257	146,506	505,008	278,403	1,209,010
Sales, general and administrative	73,529	155,207	73,650	380,797	802,463

Total operating expenses	292,786	301,713	578,658	659,200	2,011,473

Loss from operations	(268,596)	(301,713)	(554,468)	(659,200)	(1,987,283)

Other income (expense):
Interest income	1,913	2,422	1,980	5,484	9,011
Interest expense	(52,622)	(37,376)	(103,033)	(78,798)	(2,466,562)
Other income (expense), net	(20,478)	—	(18,878)	(800)	(22,108)
Other income (expense), net	(71,187)	(34,954)	(119,931)	(74,114)	(2,479,659)

Loss from continuing operations before
provision for income tax	(339,783)	(336,667)	(674,399)	(733,314)	(4,471,512)
Provision for income tax	—	—	(1,600)	(1,600)	(3,200)
Net loss	$(339,783)	$(336,667)	$(675,999)	$(734,914)	$(4,474,712)

Net loss per share, basic and diluted	$(0.01)	$(0.02)	$(0.03)	$(0.06)

Shares used in computing net loss per
share, basic and diluted	25,407,860	13,675,696	25,122,482	13,355,079

The accompanying notes are an integral part of the condensed consolidated financial statements.

Micro Imaging Technology, Inc. and Subsidiaries

(A Development Stage Company)

Condensed Consolidated Statements of Cash Flows

(Unaudited)

			Cumulative period
			from
	Six months ended		November 1, 2005
	April 30,		through
	2007	2006	April 30, 2007
Cash flows from operating activities:
Net loss	$(675,999)	$(734,914)	$(4,474,712)
Adjustments to reconcile net loss to net cash used in
operating activities:
Depreciation	13,026	2,984	28,688
Common stock issued for services	—	28,000	96,000
Common stock issued to officers and directors for services	127,500	57,000	398,750
Common stock issued for shares of subsidiary stock	—	—	254,000
Common stock issued as a commission	3,683	—	6,683
Common stock issued for debt	1,574,844	—	1,574,844
Common stock issued to former licensee	41,319	—	41,319
Common stock issued/recovered on cancelled agreements	20,478	—	20,478
Non-cash compensation for stock options and warrants	29,935	6,000	75,810
Interest expense related to beneficial conversion feature	—	—	1,944,800
Interest paid with common stock	—	43,221	43,221
Interest on notes receivable for common stock	—	(686)	(1,373)

(Increase) decrease in assets:
Trade accounts receivable	(20,000)	—	(20,000)
Prepaid expenses	—	(11,080)	13,003
Increase (decrease) in liabilities:
Trade accounts payable	(11,369)	(55,039)	(53,672)
Accounts payable to officers	(229)	4,916	(4,871)
Accrued payroll and other expenses	(360,474)	(140,379)	(391,636)
Net cash used in operating activities	742,713	(799,977)	(448,669)

Cash flows from investing activities:
Purchase of fixed assets	—	(96,591)	(120,567)
Net cash used in investing activities	—	(96,591)	(120,567)

Cash flows from financing activities:
Principal payments on notes payable	(2,000,000)	—	(2,000,000)
Proceeds from issuance of notes payable	—	—	30,000
Proceeds from issuance of notes payable to a related party	—	—	100,000
Proceeds from issuance of common stock, net	1,569,611	—	1,569,611
Net cash provided by financing activities	(430,389)	—	(300,389)

Net change in cash	312,324	(896,568)	(869,625)

Cash at beginning of period	13,349	1,195,298	1,195,298

Cash at end of period	$325,673	$298,730	$325,673

Supplemental Disclosure of Cash Flow Information

Interest paid	$100	$—	$1,894
Income taxes paid	$800	$800	$12,240

The accompanying notes are an integral part of the condensed consolidated financial statements.

Forward-Looking Statements

This Quarterly Report on Form 10-QSB, including the Notes to the Condensed Consolidated Financial Statements and the Management’s Discussion and Analysis of Financial Condition and Results of Operations, contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intends,” “projects,” and similar expressions identify forward-looking statements. Such statements may include, but are not limited to, projections regarding demand for the Company’s products, the impact of the Company’s development and manufacturing process on its research and development costs, future research and development expenditures, and the Company’s ability to obtain new financing as well as assumptions related to the foregoing. Such forward-looking statements are within the meaning of that term in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

1.	Nature of our Business, Development Stage Company and Continuance of Operations

These unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America applicable to a going concern which contemplated the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. Since inception, the Company has incurred substantial losses and there is substantial doubt that the Company will generate sufficient revenues in the foreseeable future to meet its operating cash requirements. Accordingly, the Company’s ability to continue operations depends on its success in obtaining additional capital in an amount sufficient to meet its cash needs. This raises substantial doubt about its ability to continue as a going concern. These financial statements do not include any adjustments that might result from this uncertainty.

Micro Imaging Technology, Inc. (formerly, Electropure, Inc.) (the “Company”), a California corporation, is a holding company whose operations are conducted through its Nevada subsidiary, Micro Imaging Technology.

In 1997, the Company began marketing a small, point-of-use water treatment product aimed at the high purity segment of commercial and industrial water treatment markets. In February 2000, the Company formed Electropure EDI, Inc. (EDI), a wholly-owned Nevada subsidiary, through which all manufacturing and sales of its proprietary water treatment products were then conducted. In October 2005, the Company sold the assets of the EDI subsidiary and discontinued operations.

The Company acquired in October 1997 an exclusive license to patent and intellectual property rights involving laser light scattering techniques to be utilized in the detection and monitoring of toxicants in drinking water. The Company formed Micro Imaging Technology (MIT) in February 2000, a wholly-owned Nevada subsidiary to conduct research and development based upon advancements developed and patented from the licensed technology. It is this technology that is being developed and is incorporated in two systems called the MIT 1000, which have recently been sold to our first customer.

The Company is developing a non-biologically based system utilizing both proprietary hardware and software to rapidly (near real time) determine the specific specie of an unknown microbe present in a fluid with a high degree of statistical probability (“MIT system”). It will analyze a sample presented to it and compare its characteristics to a library of known microbe characteristics on file. At present, it is the Company’s only operation.

Possible Acquisition of Shaanxi Zhongke Spaceflight Agriculture Development Stock Co., Ltd. (Zhongke)

In February 2007, the Company and Zhongke entered into a letter of intent to acquire Zhongke through a reverse merger share exchange transaction. The agreement provides that the Company will conduct a currently estimated 1-for-134 reverse stock split of issued and outstanding shares, including any securities associated with any outstanding options, warrants or other securities in an amount as may be required to effectively lower the issued and outstanding shares, on a fully diluted basis, to 250,000 shares immediately prior to closing the merger. Under the terms of the agreement, the Company will issue up to 81,550,000 shares of common stock to Zhongke in exchange for the payment to the Company of $480,000. Zhongke will become an indirect subsidiary of the Company and will continue its existing business under the direction of a newly appointed board of directors.

The Company’s existing Nevada subsidiary, Micro Imaging Technologies (MIT), which conducts the company’s remaining active business in the field of laser identification of biological hazards, will be divested on a share-for-share basis to the Company’s existing shareholders immediately prior to the merger.

As soon as practicable after closing, the surviving Nevada corporation, MIT, will take all steps necessary to file a Registration Statement on Form 10-SB to register the shares of MIT with the Securities and Exchange Commission and acquire a new trading symbol for the new publicly trading shares.

This proposed transaction has been approved by the Company’s Board of Directors. As of May 12, 2007, there were 29,554,666 shares of common stock and 2,600,000 shares of redeemable convertible preferred stock issued and outstanding, each share of common stock and redeemable convertible preferred stock being entitled to one vote. Of all shares entitled to vote as of May 12, 2007, 21,846,561 shares (67.9%) voted in favor of the proposal.

The Company anticipates that the transaction with Zhongke will be concluded in June 2007.

2.	Basis of Presentation

The accompanying unaudited condensed consolidated financial statements include all adjustments, consisting solely of normal recurring adjustments which management believes are necessary for a fair presentation of the Company’s financial position at April 30, 2007 and results of operations for the periods presented.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.

Results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. The accompanying condensed consolidated financial statements should be read in conjunction with our audited financial statements and footnotes as of and for the year ended October 31, 2006, included in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on February 15, 2007.

3.	Summary of Significant Accounting Policies

The accounting policies followed are as set forth in Note 1 of the Notes to Financial Statements in the Company’s 2006 Annual Report on Form 10-KSB. The Company has not experienced any material change in its critical accounting policies since November 1, 2005. The Company’s discussion and analysis of its financial condition and results of operations are based upon its consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of these financial statements requires the Company to make estimates and judgments regarding uncertainties that affect the reported amounts of assets, liabilities, revenues and expenses. On an ongoing basis, the Company evaluates its estimates, which are based upon historical experience and on other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. The Company considers the following accounting policies to be most critical in their potential effect on its financial position or results of operations.

Stock Based Compensation

Effective April 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards (SFAS) 123R, Share-Based Payment, which establishes accounting for equity instruments exchanged for employee services. Under the provisions of SFAS 123R, share-based compensation costs is measured at the grant date, based on the fair value of the award, and is recognized as an expense over the employee’s requisite service period (generally the vesting period of the equity grant). Prior to April 1, 2006, the Company accounted for share-based compensation to employees in accordance with Accounting Principals Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations. The Company also followed the disclosure requirements of SFAS 123, Accounting for Stock-Based Compensation. The Company elected to adopt the modified prospective transition method as provided by SFAS 123R and, accordingly, financial statement amounts for the prior period presented in the Form 10-QSB have not been restated to reflect the fair value method of expensing share-based compensation.

The Company recognized share-based compensation expense of $29,935 on options and warrants granted in prior periods that vested during the six months ended April 30, 2007.

In May 1999, the Company adopted the Micro Imaging Technology, Inc. 1999 stock option plan (the “plan”), for officers, directors, employees, consultants, and advisors of the Company. The plan provides two types of options: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. The plan authorizes the granting of options up to 1,000,000 shares of common stock. The exercise price per share on options granted may not be less than the fair market value per share of the Company’s common stock at the date of grant. The exercise price per share of Incentive stock options granted to anyone who owns more than 10% of the voting power of all classes of the Company’s common stock must be a minimum of 110% of the fair market value per share at the date of grant. The options exercise price may be paid in cash or its equivalent including cashless exercises as determined and approved by the plan administrator. The term of each Incentive stock option granted is fixed by the plan administrator and shall not exceed 10 years, except that for those who own 10% of the voting power of the Company the term of the option may be no more than 5 years. Non-qualified stock options may not be granted for more than ten years. The vesting periods for both Incentive stock options and Non-qualified stock options are determined by the administrator at or after the date of grant.

Additional options have been granted outside of the Plan to employees and directors employees of the Company. Unless otherwise noted, options vest on an annual pro rata basis over various periods of time and are exercisable, upon proper notice, in whole or in part at any time upon vesting. Generally, unvested options terminate when an employee leaves the Company. The options granted have contractual lives ranging from 3 to 10 years. A summary of the activity in options granted to employees and directors of the Company as of the beginning and end of the six months ended April 30, 2007 is presented below:

	Number of Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding at November 1, 2006	1,270,000	0.25	5.5	$100,000
Granted	—	—
Exercised	—	—
Expired	—	—
Canceled	—	—
Outstanding at April 30, 2007	1,270,000	$0.25	4.9	$100,000

The Company’s MIT subsidiary granted 585,000 options to various employees of the Company during the year ended October 31, 2003, 75,000 of which have expired to date. The weighted average fair value of the MIT options granted and currently outstanding is $0.10. No MIT options have been granted prior to or since fiscal 2003.

Summary information about the Company’s options outstanding at April 30, 2007 is set forth in the table below. Options outstanding at April 30, 2007 expire between August 2007 and January 2016.

Range of Exercise Prices	Options Outstanding April 30, 2007	Weighted Average Remaining Contractual Life	Weighted Average Exercise Price	Options Exercisable April 30, 2007	Weighted Average Exercise Price

MICRO IMAGING TECHNOLOGY, INC:
$ 0.28 - $0.50	1,210,000	5.0	$0.23	1,565,000	$0.29
$ 0.59 - $0.90	50,000	3.3	$0.78	50,000	$0.78
$ 0.94 - $1.13	10,000	2.3	$0.94	10,000	$0.94
	1,270,000			1,075,000

MIT (SUBSIDIARY):
$ 0.10	510,000	1.3	$0.10	510,000	$0.10
TOTAL:	1,780,000			1,585,000

Total estimated unrecognized compensation from unvested stock options as of April 30, 2007 was approximately $25,800, which is expected to be recognized over a weighted average period of approximately 3.9 years.

New Accounting Pronouncements

In February 2007, the Financial Accounting Standards Board issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”, which permits entities to choose to measure many financial instruments and certain other assets and liabilities at fair value on an instrument by instrument basis (the fair value option). The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007, with early adoption permitted. The Company expects to implement the Statement as of November 1, 2008 and management believes that the adoption of SFAS No. 159 will not have a significant impact on the Company’s consolidated financial statements.

4.	Securities Transactions

Private Placement Offering

In January 2007, the Company authorized a private placement offering of up to 2,000,000 shares of its common stock to qualified accredited investors at a purchase price of $0.12 per share. The offering provided for a 15% commission to Grant Bettingen, Inc., the Company’s non-exclusive selling agent. The commission is payable in a combination of 10% cash and 5% in the form of common stock at a value of $0.12 per share. During February 2007, the Company received subscriptions to this private placement offering and issued 2,144,525 shares of its common stock for net proceeds of $239,611.

On February 1, 2007, the Company authorized a second private placement offering of up to 4,000,000 shares of its common stock to qualified accredited investors at a purchase price of $0.50 per share. On February 14, 2007, one unaffiliated accredited investor purchased 2,760,000 shares of common stock in the private placement offering for net proceeds of $1,330,000. This same investor purchased 1,000,000 shares of common stock under the terms of the January 2007 private placement offering at $0.12 per share for $120,000 in proceeds to the Company.

Common Stock Issued for Debt

On February 14, 2007, the Company utilized proceeds received in the above private placement offerings to repay $1,000,000 in principal loans from Anthony M. Frank, our largest stockholder. Also on February 14, 2007, Mr. Frank elected to convert all remaining unpaid loans totaling $1,126,800 in principal and $406,184 in accrued interest thereon into common stock at the rate of $0.25 per share. The Company issued 6,171,553 shares of common stock pursuant to the conversion.

On April 25, 2007, the Company issued 127,824 shares of common stock at $0.25 per share upon conversion of a $30,000 principal loan, plus $1,956 in accrued interest.

On April 30, 2007, the Company issued a total of 516,479 shares of common stock to the investors of our former licensee, EDI Components. Under the terms of the 1997 agreement terminating the license of the EDI technology, which was sold in October 2005, the Company was obligated to issue shares to these individuals when the EDI assets were sold. The Company recorded a charge of $41,318 as a result of this issuance of shares.

Common Stock issued to Employees and Certain Consultants

During the six months ended April 30, 2007, pursuant to his compensation arrangement, the Company issued 300,000 shares of common stock to its Chief Executive Officer, Michael W. Brennan, at prices ranging from $0.10 to $0.40 per share. The aggregate fair market value of the shares was determined to be $85,000.

The Company issued 150,000 shares of common stock to George Farquhar, its Chief Operating Officer, during the six months ended April 30, 2007 in accordance with his compensation arrangement with the Company. The shares were issued at prices ranging from $0.10 to $0.40 per share, with an aggregate fair market value of $42,500.

On May 8, 2006, the Company granted six-year warrants to George Farquhar to purchase 250,000 shares of common for services to be rendered over a one-year period. The warrants are exercisable at $0.20 per share and vest in four equal increments each calendar quarter commencing on the date of grant. The fair market value of the 125,000 warrants that vested during the six months ended April 30, 2007 was $21,965, or $0.18 per share, and was recorded as consulting expense.

Common Stock Exchanged for Class B Common Stock

All of the 83,983 shares of Class B common stock issued by the Company in 1986 were held in the name of Harry M. O’Hare, the Company’s founder. In connection with an order imposed by the California Corporations Commissioner at the time of the issuance, all of the Class B common shares automatically convert on a share-for-share basis into common stock upon the death of Mr. O’Hare. On or about November 13, 2006, Mr. O’Hare passed away and the Company has recorded the conversion of 83,983 shares of Class B common stock into 83,983 shares of common stock during the six months ended April 30, 2007.

Common Stock Exchanged for Preferred Stock

On April 23, 2007, our largest shareholder, Anthony M. Frank, elected to convert all of his 250,000 shares of Series C Preferred Stock into 1,000,000 shares of common stock. Mr. Frank also converted all 250,000 shares of his Series D Preferred Stock into 500,000 shares of common stock. The conversion resulted in the aggregate reduction of 500,000 in preferred shares with a corresponding increase in common stock and additional paid-in capital.

Common Stock Issued/Recovered on Cancelled Agreement

In April 2007, the Company recorded the issuance of 68,259 shares of common stock at a total cost of $20,478, or $0.30 per share. The Company recorded the issuance due to the fact that it has been unable to recover a total of 77,925 shares of common stock issued to various individuals and entities in prior years pursuant to agreements that were later cancelled. The amount of shares recorded in the current year was offset by writing off a total of 8,666 shares of common stock issued and held by the Company as collateral on uncollected loans primarily due from former officers and directors.

5.	Subsequent Events

On May 24, 2007, the Company entered into an agreement with a former officer and director to issue common stock in exchange for all past unpaid expenses, payroll and accrued vacation due him. The Company will issue a total of 211,115 shares of common stock at a fair market value of $42,223, or $0.20 per share, in cancellation of the debt.

Management’s Discussion and Analysis of Financial Condition and Plan of Operation.

Certain of the statements contained herein, other than statements of historical fact, are forward-looking statements. Such forward-looking statements are based on current management expectations that involve substantial risks and uncertainties, which could cause actual results to differ materially from the results we expect. Potential risks and uncertainties that could affect our future operating results include, without limitation, economic, competitive and legislative developments.

Results of Operations

References to fiscal 2007 and fiscal 2006 are for the six months ended April 30, 2007 and 2006, respectively.

In May 2007, the Company recorded $40,000 in revenue from the sale of its first two Micro Imaging systems (the MIT 1000) to a Seattle, Washington-based distributor for installations in and around Tokyo, Japan. The Company is in the process of purchasing additional inventory in anticipation of further near-term orders.

Cost of sales consists exclusively of purchased materials associated with the assembly of the MIT 1000 product. If the MIT system gains acceptance, it is the Company’s intention to outsource the manufacturing and assembly of its products.

Since discontinuing the operations of its EDI division in October 2005, the Company’s primary operations focus on the research and development of its micro imaging technology system for detecting and identifying contaminants in fluids. As such, primarily all operating expenses are now allocated to research and development whereas in prior fiscal years, significant portions of expenses were allocated to general and administrative costs. Consequently, research and development expense for the three and six month periods ended April 30, 2007 increased by $72,751 and $226,605, respectively, compared to the prior year periods and even though representative of the greatest portion of all operating expenses, does reflect decreases in various areas such as salaries and related expenses, legal and accounting fees, as well as rent, utilities and related facilities expenses.

Sales, general and administrative expenses, for the reasons discussed above, decreased by $81,678 and $307,147 for the three and six month periods ended April 30, 2007, respectively, compared to fiscal 2006. The reallocation of most operating expenses to research and development in fiscal 2007 and the reduction in certain expense areas as mentioned above, combine to reflect an overall decrease of $33,117 and $104,733 in the Company’s loss from operations for the three and six months ended April 30, 2007, respectively, compared to the prior fiscal year periods.

Interest income is generated from short-term investments and decreased by $509 and $3,504 for the six and six months ended April 30, 2007 as investment capital was utilized to sustain operations. Interest expense for the three and six month periods ended April 30, 2007 increased by $15,246 and $24,235, respectively, compared to the fiscal 2006 periods and primarily relates to the expense incurred on loans obtained over the course of the previous year.

Components of other expense, other than interest, increased by $20,478 and $18,078 for the three and six month periods ended April 30, 2007 compared to the prior year periods. The increase reflects the cost of unrecovered shares issued pursuant to agreements that were later cancelled.

We recorded the minimum state income tax provision in fiscal 2007 and 2006 as we had cumulative net operating losses in all tax jurisdictions.

Liquidity and Capital Resources

At April 30, 2007, we had a working capital deficit of $70,616, representing a $704,397 increase in working capital compared to that reported at October 31, 2006. Primarily, the increase is the consequence of the revenues realized from the sale of equity during the current period and the issuance of shares in payment of a substantial amount of accrued interest on loans from prior years.

The Company recorded $40,000 in gross revenues in April 2007 on the sale of our first MIT systems. However, our primary source of income has been from loans by our majority stockholder, Anthony M. Frank, and from the sale of equity in private placement offerings. During November and December 2006, we borrowed a total of $156,800 from Anthony M. Frank. In February 2007, Mr. Frank converted all of his outstanding loans and interest into common stock. We sold 4,873,833 shares of common stock in private placement transactions for net proceeds, after commissions, of $1,569,611.

Plan of Operation

In the opinion of management, available funds and funds to be realized through the share exchange transaction with Zhongke are expected to satisfy our working capital requirements through December 2007. Our independent registered public accounting firm has included an explanatory paragraph in his report on the financial statements for the year ended October 31, 2006 included in our Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on February 15, 2007 which raises substantial doubt about our ability to continue as a going concern.

Currently, we are seeking working capital through manufacturing arrangements, strategic partnerships, equity financing and/or the sale of private placement equity so that we may continue commercialization and marketing of our MIT technology. This approach is intended to optimize the value of the Company for its shareholders. To this end, we intend to seek commercial, technical and scientific partners that can aid in advancing the MIT expertise, provide external endorsements of the technology and accelerate introduction to the market. The implementation of this strategy is dependent upon our ability to identify and attract the right customers and partners over the next six-month period and to secure sufficient additional working capital in a timely manner.

On January 9, 2007, the Company entered into a non-exclusive agreement to supply MIT products to JMAR Technologies as a tandem product to their real-time water monitoring system or as a stand-alone instrument for laboratory use. JMAR is a San Diego, California based company that has a direct sales and support organization and manufactures laser-based products for multiple markets, including homeland security, the cruise ship and beverage industries, pharmaceutical companies, and municipal water utilities. To date, no sales of the MIT system have occurred under the agreement with JMAR and, although no assurances can be given that the arrangement will result in future products sales, we continue to consider the possibility of future business as promising.

We will be required to raise substantial amounts of new financing in the form of additional equity investments, loan financings, or from strategic partnerships, to carry out our business objectives. There can be no assurance that we will be able to obtain additional financing on terms that are acceptable to us and at the time required by us, or at all. Further, any financing may cause dilution of the interests of our current shareholders. If we are unable to obtain additional equity or loan financing, our financial condition and results of operations will be materially adversely affected. Moreover, estimates of our cash requirements to carry out our current business objectives are based upon various assumptions, including assumptions as to revenues, net income or loss and other factors, and there can be no assurance that these assumptions will prove to be accurate or that unbudgeted costs will not be incurred. Future events, including the problems, delays, expenses and difficulties frequently encountered by similarly situated companies, as well as changes in economic, regulatory or competitive conditions, may lead to cost increases that could have a material adverse effect on us and our plans. If we are not successful in obtaining financing for future developments, whether in the form of loans, licenses or equity transactions, it is unlikely that we will have sufficient cash to continue to conduct operations, particularly research and development programs, as currently planned. We believe that in order to raise needed capital, we may be required to issue debt at significantly higher interest rates or equity securities that are significantly lower than the current market price of our common stock.

No assurances can be given that currently available funds will satisfy our working capital needs for the period estimated, or that we can obtain additional working capital through the sale of common stock or other securities, the issuance of indebtedness or otherwise or on terms acceptable to us. Further, no assurances can be given that any such equity financing will not result in a further substantial dilution to the existing shareholders or will be on terms satisfactory to us.

MANAGEMENT'S DISCUSSION AND ANALYSIS

For

SUCCESS MATER INVESTMENT, LTD.,

A DEVELOPMENT STAGE COMPANY

YOU SHOULD READ THE FOLLOWING DESCRIPTION OF OUR FINANCIAL CONDITION AND RESULTS OF OPERATIONS IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND ACCOMPANYING NOTES INCLUDED IN THIS INFORMATION STATEMENT.

OVERVIEW

We are a development stage company that has not generated revenues as of December 31, 2006.  We formed Success Mater Investment Limited (“Success” or the “Company”). a Hong Kong corporation on September 17, 2004, for the purpose of seeking and consummating a merger or acquisition with a private corporation. In March, 2007, we acquired 100% of the ownership of Shanxi Qinyuan Agriculture Technology Development Co., Inc. (“Quinyan”).  Quinyan was established to seek and consummate a merger or acquisition with a private company. Quinyan, in turn, had acquired 97.72 % of the ownership of Shanxi Zhongke Spaceflight Agriculture Development Stock Co, Inc. (“Zhonke”) on January 5, 2007.

Zhongke is a corporation organized under the laws of the PRC on August 26, 2003.  On December 27, 2006 Zhongke entered a joint venture with Mr. Zhang Hongjun under the name Shanxi Zhongke Luxiang Development, Ltd, (“SZLD”) which is now a subsidiary of the Zhongke. All of our operations are conducted through Zhongke and its subsidiary, SZLD. Except when clearly specified, references to “Success” or the “Company” include the consolidated results of all Quinyan, Zhongke and SZLD. Zhongke is located in the Shaanxi Province in Northwest China.

At the December 31, 2006, we had cash on our balance sheet totaling $1,132,875. The cash consisted of our subsidiaries as follows:

•

Zhongke

$107,276

•

Luxiang

$897,400

•

Qinyuan

$128,200

Management believes that the Luxiang subsidiary will produce revenues by the last quarter of 2007 or the first quarter of 2008. Given our cash usage rate in our expectation to generate revenue by the first quarter of 2008, management believes that the available cash on hand will be sufficient to sustain our cash flow needs until revenues commence. If the available cash on hand is insufficient, we anticipate raising capital to non-US Residents.

On or about March 15, 2007 we entered into an acquisition agreement with Micro Imaging Technology, Inc., a California Corporation. Under the acquisition agreement, we will acquire Micro Imaging Technology, Inc, through a reverse merger. Management believes this acquisition will assist in creating liquidity for the companies securities and provide advantages in the even that additional capital is needed. Management believes that the reverse merger acquisition will allow certain of the companies’ securities will be eligible for trading on the over-the-counter bulletin board. We think that the enhanced exposure and liquidity derived from capital marquets in the United States will assist in our efforts to raise capital in the People’s Republic of China. There are no assurances that this strategy will be effective or that additional capital can be raised when needed.

 As reflected in the accompanying financial statements, the Company has an accumulated deficit of $1,975,309 at December 31, 2006 that includes operating losses of $639,663 and $864,812 for the years ended December 31, 2006 and 2005, respectively.   As a result, our auditors have expressed substantial doubt about our ability to continue as a going concern.  In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon commencement of operations of the company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

We believe that our ability to operate beyond the next 12 months will likely require additional capital which may not be available. If we are unable to raise capital and our operations do not commence as expected, we will have to implement contingency plans to reduce our operating expenses which will include the following:

•

Reduction of personnel and payroll expense and a commensurate reduction in pension and employee benefit expenses.

•

A reduction in our consulting expenses which total $93,874 before the year ended December 31, 2006.

•

Continued reduction of advertising fees  which were reduced from $145,246 before the year ended December 31, 2005 to $29,440 before the year ended December 31, 2006.

Zhongke Seed Research and Development

To date, we have spent a significant portion of our resources in the research and development of the breeding, of seeds that have been modified in zero gravity outside the earth’s atmosphere. As of, March 31, 2007 the company has accrued research and development expenses of $1,205,895.

Our research and development was in conjunction with the Institute of Genetics and Development Biology of the Chinese Academy of Sciences and China Space Laboratory. Management believes that these seeds will yield substantially greater yields, increased resistance to disease, and heartier crops through this process. As a result of our efforts in research and development, the Agriculture Center NWAFU, the national registration authority (NRA)’s branch in Northwest China, has granted to Zhongke Certificate of Vegetable New Variety Right for the following products:

Product name	Product quality	Product output	Product advantage
Spaceflight cotton	Big trunk, mature early, long velveteen, more fruits; strong adaptation to dry, think and alkaline lands.	Average yield per mu of cotton is 180kg, about 70kg higher than ordinary cotton	Advantage in natural defence application
Spaceflight tomato 96-3	Content of beta carotene is three times higher than that of ordinary tomato, and good resistance to salt and alkali.	Yield per mu is 13,000kg.	High quality
Spaceflight eggplant “Shenzhou I”	Big and strong trunk, green leaves and eggplants; resistant to salt and alkali, hot, drought, and flood; dense and sweet fruit, less fiber, high quality, and endure transport.	A single fruit can weight 2.5kg, and the yield per mu is around 6,000kg.	Stable production
Spaceflight cucumber “Hangyi I”	Obvious output growth, strong adaptation, striking adversity resistance, and high economic return.	Average yield per mu is around 850kg, up by 20%.	Contents of main nutrients such as dissolvable solids, vitamin C, and iron are higher than that of ordinary cucumber.

The company has developed additional seed that is in the process of seeking certification. The seed is categorized in 7 series including grain, vegetable, fruit, flower, tree, herbiceutical and economic crops. The following chart specifies the seed developed in each of these categories.

Grain crop	Spaceflight wheat, spaceflight barley,spaceflight corn, spaceflight rice, spaceflight millet, spaceflight grain sorghum
Economic crop	Spaceflight cotton, spaceflight rape, spaceflight soybean, spaceflight sesame, spaceflight clover, Spaceflight peanut, spaceflight Bunge prickly ash
Vegetable crop	Spaceflight cucumber, spaceflight tomato, spaceflight eggplant, spaceflight vegetable calabash, spaceflight pimiento,
Fruit	Spaceflight seedless watermelon, spaceflight apple, spaceflight pear, spaceflight peach, spaceflight melon, Spaceflight cherry, spaceflight strawberry,
Flower	Spaceflight orchid, spaceflight lily, spaceflight rose, spaceflight peony, spaceflight tulip, spaceflight aloe, spaceflight cacti
Tree	Spaceflight aspen, spaceflight willow, spaceflight acacia, spaceflight paulownia, spaceflight phoenix tree, Spaceflight Chinese toon, spaceflight pine, spaceflight cypress, spaceflight holly,
Special traditional Chinese medicine material

Spaceflight liquorice spaceflight yew, spaceflight tatin spaceflight yellow grass spaceflight snow lotus

Spaceflight Changbai genseng spaceflight  gingkgo, spaceflight  gastrodia tuber, spaceflight  Japanese gentian root, spaceflight campanula pilosula, spaceflight radix dipsaci

In order to commercialize our seed business, we intend to engage wholesalers in the northwest provinces of China. We must first secure the additional certificates for the remaining seed products and obtail governement approval to offer some or all of these varieties for sale. Currently, we are not engaged in the production or vending of the seeds and will require capital to commertialize producnts.

Zhongke Luxang Fruit

The Luxang fruit portion of the business concerns itself with condensed apple juice including limes from Italy and Germany. The company is in the process of producing pollution free apple trees in the tableland region of Waibei. Management expects tha the condensed apple juice will be available for export. To be eligible for export, the condensed apple juice must meet various standards as imposed by the country of import. Management intends to comply with those requirements by employing techniques and methods necessary for a quality product, such as:

•

High pressure washing

•

Enzymolysis, filtering and settling

•

Vacuum condensation

•

Transient fertilization and sterile packaging

The Luxang fruit operations will not require additional governmental approvals as are required for the seed production. Therefore, management expects that the Luxang condensed apple juice will be able to be marketed sooner than the modified seeds.

Based on expected harvest and processing time, management believes that revenues from the fruit juice production can occur in the fourth quartef of 2007 or the first quarter of 2008. The company will acquire capital to complete the production process and offer the fruit juice for sale. Management believes that the cash on hand will be sufficient to cover expenses until revenues commence. After tha time, management believes that the companies’ revenues will be sufficient to cover operating costs. If management’s expectations are proved to be incorrect, the company must raise additional cash in order to commence operations.

There are substantial uncertainties in doing business in the PRC that are not faced by American and Western European companies. The Company is subject to the laws of  (“PRC”) and all of its assets are located there. The PRC's economy is in a transition from a planned economy to a market-oriented economy subject to five-year and annual plans adopted by the government that set national economic development goals. The political and economic systems of the PRC are substantially different from more developed countries. Policies of the PRC government can have significant effects on economic conditions. PRC laws and regulations are sometimes vague and may be subject to future changes, and their official interpretation and enforcement may involve substantial uncertainty. The social, economic and political challenges of the PRC could produce major shocks and instabilities.

Land Use Right

All land belongs to the State in the PRC.  Enterprises and individuals can pay the State a fee to obtain a right to use a piece of land for commercial purpose or residential purpose for an initial period of 50 years or 70 years, respectively.  The land use right can be sold, purchased, and exchanged in the market.  The successor owner of the land use right will reduce the amount of time which has been consumed by the predecessor owner.

The Company owns the right to use a piece of land, approximately 235 acre, located in the Heyang County, Shanxi Province for a forty-four-year period ended December 30, 2048; and a piece of land, approximately 1,060 acre, also located in the Heyang County, Shaanxi Province for a forty-seven-year period ended October 13, 2051.   The cost of these land use rights are amortized over their respective useful period, using the straight-line method with no residual value.

FORWARD LOOKING STATEMENTS

The discussion contained in this Information Statement contains "forward-looking statements" that involve risk and uncertainties. These statements may be identified by the use of terminology such as "believes", "expects", "may", or "should", or "anticipates", or expressing this terminology negatively or similar expressions or by discussions of strategy. The cautionary statements made in this prospectus should be read as being applicable to all related forward-looking statements wherever they appear in this prospectus. Our actual results could differ materially from those discussed in this prospectus. Important factors that could cause or contribute to such differences include those discussed under the caption entitled "risk factors," as well as those discussed elsewhere in this prospectus.

Cautionary statement identifying important factors that could cause actual results to differ from those projected in forward looking statements.

This document contains both statements of historical facts and forward looking statements. Forward looking statements are subject to certain risks and uncertainties, which could cause actual result to differ materially from those indicated by the forward looking statements. Examples of forward looking statements include, but are not limited to, (i) projection of revenues, income or loss, earnings per share, capital expenditures, dividends, capital structure, and other financial items, (ii) statements of our plans and objectives with respect to business transactions and enhancement of shareholder value, (iii) statements of future economic performance, and (iv) statements of assumptions underlying other statements and statements about our business prospects. This document also identifies important factors that could cause actual results to differ materially from those indicated by the forward looking statement. These risks and uncertainties include the factors discussed under the heading "Risk Factors" beginning at page 6 of this Prospectus.

The section "Management's Discussion and Analysis of Financial Condition and Results of Operations" should be read in conjunction with our audited consolidated or un-audited condensed consolidated financial statements and the notes thereto appearing elsewhere in this prospectus.

LIQUIDITY AND CAPITAL RESOURCES AND RESULTS OF OPERATIONS AS OF MARCH 31, 2007 AND 2006 AND FOR THE THREE MONTHS THEN ENDED

As of March 31, 2007, we experienced a net loss of $(229,037) from operating activities as compared to a loss of $(75,008) for the three months ended March 31, 2006. During this period we experienced an increase in depreciation expenses from $1,000 to $73,000 as compared to the same quarter in 2006. Also, we had  an increase in professional fees from -0- to $73,000.  Travel and entertainment expenses were increased from $13,000 to $22,000.  As the professional services are substantially complete, we do not expect further increases. The travel and expense increase was the result of travel associated with out acquisition activities, which are expected to decrease after the completion of the reverse acquisition of MIT.

Cash provided by operating activities was a loss in the amount of $(169,478) which was substantially worse than the (82,505) loss at March 31, 2006. Cash and cash equivalents at the end of the period for March 31, 2007 increased $883,565 to $970,680 from $88,115 at March 31, 2006.

RESULTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2007 AND 2006

Revenues

The Company is a development stage company and had no revenue for either the quarter ended March 31, 2007 or the quarter ended March 31, 2006.

Operating Expenses

Total operating expenses from operations totaled $(232,016) and ($75,057) for the quarter ended March 31, 2007 and March 31, 2006, respectively. As we had no revenue these figures were also the losses from operations for those periods.

Payroll and Employee Benefits for the quarter ended March 31, 2007 and 2006 were $14,029 and $12,813 respectively.

There were no professional fees for the March 31, 2006 quarter, but we had professional expenses of $54,389 for the same period in 2007. We also increased our expenses for consultancy, from $16,729 for the quarter ended March 31, 2006 to $22,396 in the same quarter for 2007. These increases stem largely from the activities associated with our acquisitions.

Travel and entertainment expenses for the  quarter ended March 31, 2007 and 2006 were $34,369 and $12,887, respectively.  Again, this increase was largely associated with the additional travel occasioned by our acquisition activity. Other general and administrative expenses also increased from $5,412 for the quarter ended March 31, 2006 to $26,418 for the quarter ended March 31, 2007.

As for Non-Cash Expenses, depreciation of property and equipment for the  quarter ended March 31, 2007 and 2006 were $73,494 and $1,498 respectively. Amortization expense for the quarter ended March 31, 2007 and 2006 were $286 and $276, respectively.

The increased loss in operating activities was largely the result of  a net loss of $229,000 and an offset of depreciation of $73,000. Net cash used during the three month period ended March 31, 2006 was $83,000, which was primarily the result of a net loss of $75,000,and an increase in prepaid expenses of and an increase in prepaid taxes.

LIQUIDITY AND CAPITAL RESOURCES AND RESULTS OF OPERATIONS AS OF DECEMBER 31, 2006 AND 2005 AND FOR THE YEARS THEN ENDED

The results of operations for the years ended December 31, 2005 and December 31, 2006, and for the unaudited period ended March 31, 2007, are summarized below.

Revenues

 The Company is a development stage company and has not yet realized revenues or income from operations.

Expenses

The Company for the years ending December 31, 2005 and December 31, 2006, respectively incurred operating expenses of $865,991 and $643,457. Since the Company has no revenues, these figures represented our losses from operations as well. The reduction from 2005 to 2006 was largely the result of reduced advertising expenses and research and development costs. Advertising expenses were $146,246 at December 31, 2005 and $29,440 at December 31, 2006. Beginning in 2004, the company began an enterprise image campaign that included advertising expenses for advertisement pertaining to the company. These advertisements did not apply to the seeds being developed or other products. The advertisements were public relations advertisements intended to create positive associations with the company and its company name.  Management elected to reduce the advertising expenses as the public relations campaign had largely run it course and due to perceived ineffectiveness. The research and development costs decreased from $571,761 at December 31, 2005 to $293,124 at December 31, 2006. These research and development expenses were attributable to the development of the new seed products and obtaining the Certificate of Vegetable New Variety Right for each of the developed seeds. These expenditures also included the development of the additional series of the modified seeds which have not yet obtained certificates. The research and development expenses were expected to diminish as the development progressed. Management expects that the research and development expenses will continue to decline as the additional products are certified and commercialized, although the company will likely maintain some research some research and development activities as long as its funds will allow.

For the years ending December 31, 2005 and December 31, 2006, our payroll expenses increased from $34,978 to $44,981. We also experienced an increase in travel and entertainment from $42,239 at December 31, 2005 to $74,110.  These increases were the result of our acquisition activity, including the discussions in respect to Fluxing fruit; the expenses related to the certification of our modified seeds and the commencement of our efforts to have our securities eligible for trading in the United States.

Our loss before taxes was $864,991 at December 31, 2005 and $639,663 for December 31, 2006. The conversion of our currency from Hong Kong dollars and RMB to U. S. dollars also generated losses. For December 31, 2005 our foreign currency conversion experienced a loss of $16,273, while those losses were $54,039 at December 31, 2006.

Our comprehensive loss for December 31, 2005 was $881,085 and $693,702 at December 31, 2006. Again, this decrease is largely the result of the reduction in advertising and research and development costs.  The advertising campaign has been significantly curtailed and the research and development costs..

We expect increases in expenses through the remaining fiscal year 2005 as we incur additional expenses in connection with the reverse acquisition of Micro Imaging and continue our plans for research and development.

LIQUIDITY AND CAPITAL RESOURCES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006

Cash and cash equivalents were $45,828 at December 31, 2005 to $1,132,875 at December 31, 2006.  This increase was the result of a one time conversion of  shareholder loans to equity in December 2006. Also, Quinyan received cash of $128,000 as paid in capital from its shareholders.

For the fiscal year ended December 31, 2006, net cash provided by operating activities totaled $(492,005). Net income for the fiscal year ended December 31, 2006 was $(693,663). Cash provided by operating activities also includes non-cash charges for depreciation of property, plant and equipment of

$13,984 and amortization of intangible assets of $1,117.

Cash used by investing activities were $(233,294) resulting from the purchase of fixed assets. Cash provided by financing activities was $1,867,573, resulting from the proceeds from a capital contribution.

Impact of Inflation.

We believe that inflation will have a negligible effect on operations. The Company can offset inflationary increases in the cost of labor by increasing sales and improving operating efficiencies.

Liquidity and Capital Resources.

Access to short and long term sources of cash is important to the continuation of our research and development and commencement of our operations. Our ability to operate is limited by our financial capacity to obtain cash and additional lines of credit in the future.

We use cash primarily for:

- research and development

- general and administrative costs

-and other operating expenses.

So far, we have received cash primarily from shareholder loans and paid in capital.

We plan to acquire Micro Imaging Technology in a reverse business acquisition. We have no additional plans for mergers or acquisitions.

Assets

As of December 31, 2006, we had total assets of $2,075,806. The majority of these assets were the balance of cash and cash equivalents of $1,132,875. Current assets were $1,161,790 which included the cash as well as $25,001 in prepaid expenses and 3,914 in supplies.

Fixed assets were $886,286 on December 31, 2006, consisting of $835,104 in property and equipment and $51,182 in land use rights.

We also had prepaid taxes on December 31, 2006 in the amount of $27,730.

Liabilities

As of December 31, 2006, we had current liabilities of $115,764, consisting of $61,915 in accounts payable and accrued expenses, $19,235 in other payables and a security deposit of $34,614. All of our liabilities were current liabilities and we had no non-current liabilities.

Stockholder's Equity

We have authorized 10,000 shares of common stock For the fiscal year ending December 31, 2006, we had issued 10 shares for additional paid in capital of $3,874,539. We also took a charge for accumulated deficiency in the amount of $(1,975,309.) Our total owner’s equity was $1,828,919, which included $
(70,312) in accumulated other comprehensive income.

At December 31, 2006 we had a balance of paid in capital of $3,874,539 which included $2,980,520 which was capital in the form of common stock that had been converted from a shareholder’s loan.

If we are able to commence operations, we will likely need additional financing as we will not likely be able to substantially rely on the revenue from our business. If the projected revenues fall short of needed capital we may not be able to commence operations or sustain our projected growth. There can be no assurance that additional capital in the future will be available to us when needed or available on terms favorable to the Company.

Off-Balance Sheet Arrangements.

None.

SUMMARY OF CRITICAL ACCOUNTING POLICIES

The discussion and analysis of our financial condition and results of operations is based upon our financial statements, which have been prepared in accordance with generally accepted accounting principles generally accepted in the United States (or "GAAP"). The preparation of those financial statements requires us to make estimates and judgments that affect the reported amount of assets and liabilities at the date of our financial statements. Actual results may differ from these estimates under different assumptions or conditions.

Critical accounting policies are those that reflect significant judgments or uncertainties, and potentially result in materially different results under different assumptions and conditions. We have described below what we believe are our most critical accounting policies. SEE ALSO NOTE 2 TO

CONSOLIDATED FINANCIAL STATEMENTS, "SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES".

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results when ultimately realized could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2006 due to the relatively short-term nature of these instruments.

Supplies

Supplies are experimental materials used for research and development purpose.  Actual cost is used to value these materials and supplies.

Foreign Currency Translation

Success maintains its books and accounting records in Hong Kong Dollar (“HKD” or "HK$"), which is determined as the functional currency. The functional currency of Quinyan and Zhongke is the RMB.  Transactions denominated in currencies other than HKD are translated into HKD at the exchange rates prevailing at the date of the transactions. Monetary assets and liabilities denominated in currencies other than HKD are translated into HKD using the applicable exchange rates at the balance sheet dates. Exchange differences are included in the statements of changes in shareholders' equity.  Gain and losses resulting from foreign currency transactions are included in operations.

Monetary assets and liabilities denominated in currencies other than HKD are translated into HKD using the applicable exchange rates at the balance sheet dates. Exchange differences are included in the statements of changes in shareholders' equity.  Gain and losses resulting from foreign currency transactions are included in operations.

The Company’s financial statements are translated into the reporting currency, the United States Dollar (“US$”).  Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period.  Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the owners’ equity.

Translation adjustments resulting from this process amounted to $70,312 and $16,273 as of December 31, 2006 and 2005, respectively. The balance sheet amounts with the exception of equity at December 31, 2006 were translated at 7.80 RMB to $1.00 USD as compared to 8.06 RMB at December 31, 2005. The equity accounts were stated at their historical rate.  The average translation rates applied to income statement accounts for the years ended December 31, 2006 and 2005 were 7.96 RMB and 8.11 RMB, respectively.

Valuation of Long-Lived Assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Advertising Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs".

Property, Plant and Equipment

Property, plant and equipment are carried at cost.  The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized. When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the reporting period of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets without residual value.  The percentages or depreciable life applied are:

Building and warehouses

20 years

Machinery and equipment

10 years

Office equipment and furniture

5 years

Motor vehicles

5 years

Intangible and Other Long-Lived Assets, Net

Intangible and other long-lived assets are stated at cost, less accumulated amortization and impairments.

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

Freight and other transportation costs are included in cost of goods sold.

Stock-Based Compensation

 Stock-based compensation is accounted for at fair value in accordance with SFAS No. 123(R) "Accounting for Stock-Based Compensation". No stock options  have been granted and none are outstanding.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, “Reporting Comprehensive Income,” establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in shareholders' equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

Income Taxes

The Company is governed by the PRC Income Tax Law and various local income tax laws, pursuant to which the Company generally is subject to an income tax at an effective rate of 33% (30% national income tax and 3% local income tax) on income as reported in its statutory financial statements after appropriate tax adjustments.

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Sales Tax and Sale-related Taxes

Pursuant to the tax laws and regulation of PRC, a company is obligated to pay totally 5.5% of gross sales as sales tax and sales-related taxes. Since the Company is in the agriculture industry which is encouraged by the PRC government, the Company is exempt from sales tax and sales-related taxes.

Loans from Owners and Officers

“Due to owners and officers” are temporally short-term loans from our owners and officers to finance the Company’s operation due to lack of cash resources.  These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows from these activities are classified as cash flows from financing activates.  The total borrowing from owners and officers was $1,487,378 and $821,973 in 2006 and 2005, respectively.

Pension and Employee Benefits

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees' salaries. The Management believes full time employees who have passed the probation period are entitled to such benefits.  The total provisions for such employee benefits were $5,358 and $4,779 for the years ended December 31, 2005 and 2006, respectively.

Statutory Reserves

Pursuant to the laws applicable to the PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company's registered capital.  Appropriation to the statutory public welfare fund is 10% of the after-tax net earnings.  The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.  No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.  Since the Company has been accumulating deficiency, no statutory surplus reserve fund and statutory public welfare reserve fund have been made.

Earnings (Loss) Per Common Share

Basic earnings (loss) per common share are computed on the basis of the weighted average number of common shares outstanding during the period.

Diluted earnings (loss) per share are computed on the basis of the weighted average number of common shares and dilutive securities (such as convertible preferred stock) outstanding. Dilutive securities having an anti-dilutive effect on diluted earnings (loss) per share are excluded from the calculation.

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

BALANCE SHEET

December 31,
2006
ASSETS
Current Assets:
Cash	$1
Total Current Assets	1

Total Assets	$1

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accrued expenses	$222
Total Current Liabilities	222

Stockholders' Equity:
Common stock, par value $0.13, 10,000 shares authorized;
10 shares issued and outstanding as of December 31, 2006	1
Accumulated deficiency	(222)
Stockholders' deficiency	(221)
Total Liabilities and Stockholders' Deficiency	$1

See Notes to Financial Statements

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

STATEMENTS OF OPERATIONS

For the Period from
For the	For the	September 17, 2004
Year Ended	Year Ended	(inception) through
December 31,	December 31,	December 31,
2006	2005	2006

Revenues
Sales	$-	$-	$-
Costs of Sales	-	-	-
Gross Profit	-	-	-

Operating Expenses
General and administrative expenses	-	-	222
Total Operating Expenses	-	-	222

Income (Loss) from Operation	-	-	(222)

Other Income (Expenses)	-	-	-

Income (Loss) before Provision for Income Tax	-	-	(222)

Provision for Income Tax	-	-	-

Net Income (Loss)	-	-	(222)

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	-	-	-

Comprehensive Income (Loss)	$-	$-	$(222)

Basic and fully diluted earnings (loss) per share	$-	$-	$(22.20)

Weighted average shares outstanding	10	10	10

See Notes to Financial Statements

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY (DEFICIT)

FOR PERIOD FROM SEPTEMBER 17, 2004 (INCEPTION) THROUGH DECEMBER 31, 2006

					Accumulated
	Common Stock		Additional	Retained	Other
	No Par Value		Paid-in	Earnings	Comprehensive
	Shares	Amount	Capital	(Deficit)	Income	Totals
Balances at
the date of inception
September 17, 2004	1	$0	$-	$-	$-	$0

Proceeds from issuance of
common stock	9	1	-	-	-	1

Net income (loss)	-	-	-	(222)	-	(222)
Balances at
December 31, 2004	10	$1	$-	$(222)	$-	$(221)

Net income (loss)	-	-	-	-	-	-
Balances at
December 31, 2005	10	$1	$-	$(222)	$-	$(221)

Net income (loss)	-	-	-	-	-	-
Balances at
December 31, 2006	10	$1	$-	$(222)	$-	$(221)

See Notes to Financial Statements

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

FOR THE PERIOD SEPTEMBER 17, 2004 (INCEPTION) THROUGH DECEMBER 31, 2006

For the Period from
	For the	For the	September 17, 2004
	Year Ended	Year Ended	(inception) through
	December 31,	December 31,	December 31,
	2006	2005	2006
Operating Activities

Net income (loss)	$-	$-	$(222)

Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:

Changes in operating assets and liabilities:
Increase (decrease) in accrued expenses	-	-	222

Net cash provided (used) by operating activities	-	-	-

Investing Activities

Net cash (used) by investing activities	-	-	-

Financing Activities

Proceeds from issuance of common stock	-	-	1
Net cash provided (used) by financing activities	-	-	1

Increase (decrease) in cash	-	-	1

Cash at beginning of period	1	1	0
Effects of exchange rates on cash	-	-	-
Cash at end of period	$1	$1	$1

Supplemental Disclosures of Cash Flow Information:
Cash paid (received) during year for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

See Notes to Financial Statements

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 1- ORGANIZATION AND BUSINESS BACKGROUND

Success Mater Investment Limited ("Success" or the "Company") was incorporated on September 17, 2004 in Hong Kong under the Companies Ordinance as a limited liability company.  The Company was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7.

The Company is considered to be a development stage company, as it has not generated revenue from operations.

Note 2- GOING CONCERN

As of December 31, 2006, the Company incurred an accumulated deficit of $222 since its inception. This factor raises substantial doubt about its ability to continue as a going concern. Management has taken actions to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern.  The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance stockholders' investment.  Management believes that these actions will allow the Company to continue operations through the next fiscal year.

Note 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and are presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results when ultimately realized could differ from these estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value due to the relatively short-term nature of these instruments.

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

Advertising Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs".

Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130,"Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in shareholders' equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

Related parties

For the purposes of these financial statements, parties are considered to be related if one party has the ability, directly or indirectly, to control the party or exercise significant influence over the party in making financial and operating decisions, or vice versa, or where the Company and the party are subject to common control or common significant influence. Related parties may be individuals or other entities.

Foreign Currency Translation

The Company maintains its books and accounting records in Jonh Kong Dollar ("HKD" or "HK$") , which is determined as the functional currency.  Transactions denominated in currencies other than HKD are translated into HKD at the exchange rates prevailing at the date of the transactions. Monetary assets and liabilities denominated in currencies other than HKD are translated into HKD using the applicable exchange rates at the balance sheet dates. Exchange differences are included in the statements of changes in shareholders' equity.  Gain and losses resulting from foreign currency transactions are included in operations.

THe Company's financial statements are translated into the reporting currency, the United States Dollar ("US$"). Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period.  Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the shareholders' equity.

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Earnings (Loss) Per Share

The Company reports earnings per share in accordance with the provisions of SFAS No. 128, "Earnings Per Share." SFAS No. 128 required presentation of basic and diluted earnings per share in conjunction with the disclosure of the methodology used in computing such earnings per share.  Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the period.  Diluted earnings per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  There are no potentially dilutive securities for the years ended December 31, 2006 and 2005.

Recent Accounting Pronouncements

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements.  In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company's financial statements and the related financial statement disclosures.  SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006.  The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.  Management does not expect that the adoption of SAB No. 108 would have a material effect on the Company's financial position or result of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). SFAS 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of SFAS 158 is not expected to have a material effect on the Company's financial position or results of operations.

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3-  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157 "Fair Value Measurements". ;SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years.  Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year.  The provisions of this statement should be applied, except in some circumstances where the statement shall be applied retrospectively.  The Company is currently evaluating the impact of adopting SFAS No. 157 on its financial position and results of operations.

 In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Undertainty in Income Taxes, "which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The Company is currently assessing whether adoption of this Interpretation will have an impact on its financial position and results of operations.

 In March 2006, the FASB issued SFAS No. 156, ""Accounting for Servicing of Financial Assets"" (""FAS 156""), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of SFAS No. 156 did not have a material effect on the Company's financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140." SFAS No. 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, "Accounting for the Impairment or Disposal of Long-Lived Assets", to allow a qualifying special-purpose entity (SPE) to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of SFAS No. 155 had no impact on the Company's financial position or results of operations.

SUCCESS MATER INVESTMENT LIMITED

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 4-  COMMON STOCK

The Articles of Incorporation authorized the Company to issue 10,000 shares of common stock with a par value of $0.13 (HK$ 1.00).  Upon formation of the Company, one share of common stock was issued for $0.13 (HK$ 1.00).

In November 2004, nine shares of common stock were issued for $1.15 (HK$9.00).

Note 5- SUBSEQUENT EVENTS

"On March 9, 2007, the sole shareholder of the Company entered into a Share Purchase Agreement (the "Agreement") with the owners of Shanxi Qinyuan Agriculture Technology Development Co., Inc. (""Qinyuan""), a limited liability company incorporated in PRC on December 27, 2006 with a registered capital of $129,870 (RMB1,000,000).  Pursuant to the Agreement,  the Company agreed to purchase 100% of the ownership in  Qinyuan for a cash consideration of $129,870.  Subsequent to completion of the Agreement, Qinyuan became a wholly-owned subsidiary of the Company.

SUCCESS MATER INVESTMENT LIMITED AND SUBSIDIARIES

(A Development Stage Company)

CONSOLIDATED BALANCE SHEET

March 31,
2007
(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$970,680
Prepaid expenses	30,639
Supplies	3,907
Total current assets	1,005,226

Property, Plant and Equipment, net (Note 3)	768,061

Land use right, net (Note 4)	51,289

Prepaid taxes	27,889

Total Assets	$1,852,465

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$68,860
Other payable	6,361
Security deposit	34,879
Total Current Liabilities	110,100

Minority Interest	129,351

Stockholders' Equity:
Common stock, par value $0.13, 10,000 shares authorized;
10 shares issued and outstanding as of March 31, 2007	1
Additional paid-in capital	3,874,539
Accumulated deficiency	(2,204,346)
Accumulated other comprehensive income	(57,180)
Stockholders' Equity	1,613,014
Total Liabilities and Stockholders' Equity	$1,852,465

See Notes to Consolidated Financial Statements

SUCCESS MATER INVESTMENT LIMITED AND SUBSIDIARIES

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF OPERATIONS

			For the Period
	For the Three	For the Three	August 26, 2003
	Months Ended	Months Ended	(inception)
	March 31,	March 31,	to March 31,
	2007	2006	2007
	(unaudited)	(unaudited)	(unaudited)
Revenues
Sales	$-	$-	$-
Costs of Sales	-	-	-
Gross Profit	-	-	-

Operating Expenses
Payroll and employee benefit	14,029	12,813	105,038
Depreciation expenses	73,494	1,498	93,519
Amortization expenses	286	276	3,573
Advertising fees	-	621	195,779
Professional fees	54,389	-	129,391
Consultancy fees	22,396	16,729	116,270
Research and development expenses	6,635	24,821	1,205,895
Travel and entertainment	34,369	12,887	181,772
Other general and administrative expenses	26,418	5,412	181,777
Total Operating Expenses	232,016	75,057	2,212,414

Income (Loss) from Operation	(232,016)	(75,057)	(2,212,414)

Other Income (Expenses)
Interest income	212	49	5,301
Total other income (expenses)	212	49	5,301

Income before income tax and
minority interest	(231,804)	(75,008)	(2,207,113)

Provision for Income Tax	-	-	-

Income before Minority Interest	(231,804)	(75,008)	(2,207,113)

Minority Interest	2,767	-	2,767

Net Income (Loss)	(229,037)	(75,008)	(2,204,346)

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	13,132	(8,703)	(57,180)

Comprehensive Income (Loss)	$(215,905)	$(83,711)	$(2,261,526)

Basic and Fully Diluted Earnings per Share	$(21,590.50)	$(8,371.10)	$(226,152.60)

Weighted average shares outstanding	10	10	10

See Notes to Consolidated Financial Statements

SUCCESS MATER INVESTMENT LIMITED AND SUBSIDIARIES

(A Development Stage Company)

CONSOLIDATED STATEMENTS OF CASH FLOWS

			For the Period
	For the Three	For the Three	August 26, 2003
	Months Ended	Months Ended	(inception)
	March 31,	March 31,	to March 31,
	2007	2006	2007
	(unaudited)	(unaudited)	(unaudited)
Operating Activities

Net income (loss)	$(229,037)	$(75,008)	$(2,204,346)
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:
Minority interest	(2,767)	-	(2,767)
Depreciation	73,494	1,498	93,519
Amortization	286	276	3,573
Changes in operating assets and liabilities:
(Increase)/Decrease in supplies	7	(450)	(3,907)
(Increase)/Decrease in prepaid expenses	(5,638)	(4,692)	(30,639)
(Increase)/Decrease in prepaid taxes	(159)	(4,527)	(27,889)
Increase/(Decrease) in accounts payable and accrued expenses	6,945	182	68,860
Increase/(Decrease) in other payable	(12,874)	-	6,361
Increase/(Decrease) in security deposit	265	216	34,880
Net cash provided (used) by operating activities	(169,478)	(82,505)	(2,062,355)

Investing Activities

Purchase of fixed assets	(21,834)	(666)	(285,029)
Net cash (used) by investing activities	(21,834)	(666)	(285,029)

Financing Activities

Loans from shareholders	-	9,640	1,494,143
Proceeds from paid-in capital	-	124,801	1,867,573
Net cash provided (used) by financing activities	-	134,441	3,361,716

Increase (decrease) in cash	(191,312)	51,270	1,014,332
Effects of exchange rates on cash	29,117	(8,983)	(43,652)
Cash at beginning of period	1,132,875	45,828	-
Cash at end of period	$970,680	$88,115	$970,680

Supplemental Disclosures of Cash Flow Information:
Cash paid (received) during year for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

See Notes to Consolidated Financial Statements

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 1- BASIS OF PRESENTATION

The accompanying consolidated financial statements of Success Mater Investment Limited and subsidiaries ( the "Company" ), included herein were prepared, without audit, pursuant to rules and regulations of the Securities and Exchange Commission.  Because certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America were condensed or omitted pursuant to such rules and regulations, these financial statements should be read in conjunction with the financial statements and notes thereto included in the audited financial statements of the Company for the fiscal year ended December 31, 2006.

Note 2-  ORGANIZATION AND BUSINESS BACKGROUND

Success Mater Investment Limited ("Success" or the "Company") was incorporated on September 17, 2004 in Hong Kong under the Companies Ordinance as a limited liability company.  The Company was formed for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7.

On March 9, 2007, the sole shareholder of the Company entered into a Share Purchase Agreement (the “Agreement”) with the owners of Shanxi Qinyuan Agriculture Technology Development Co., Inc. ("Qinyuan"), a limited liability company incorporated in the People's Republic of China ("PRC") on December 27, 2006 with a registered capital of $129,870 (RMB1,000,000).  Pursuant to the Agreement,  the Company agreed to purchase 100% of the ownership in  Qinyuan for a cash consideration of $129,870.  Subsequent to the completion of the Agreement, Qinyuan became a wholly-owned subsidiary of Success.

On January 5, 2007, Qinyuan executed a share exchange agreement (the "Share Exchange") with Shanxi Zhongke Spaceflight Agriculture Development Stock Co., Ltd ("Zhongke"), whereby the shareholders of Qinyuan exchanged 97.72% of the ownership in Qinyuan for 97.72% of the ownership in Zhongke.  Subsequent to completion of the Share Exchange agreement, Zhongke became a subsidiary of Qinyuan.

Zhongke was incorporated  in Yangling City, Shanxi Province, PRC on August 26, 2003 under the Company Law of PRC.  The Company is principally engaged in the business of research and development of crop seeds.

On December 27, 2006, Zhongke executed an agreement with Mr. Zhang Hongjun, a PRC citizen, to establish a join venture, Shanxi Zhongke Luxiang Development, Inc. ("SZLD").  Pursuant to the agreement, Zhongke contributed cash of $769,200 (RMB 6,000,000) and a set of fruit juice production equipment to SZLD, and owns 95.65% ownership therein.  SZLD was subsequently incorporated on January 5, 2007, and is developing a business of fruit juice production and distribution.  Subsequent to completion of incorporation, SZLD became a subsidiary of the Zhongke.

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 2- ORGANIZATION AND BUSINESS BACKGROUND (continued)

Success, Qinyuan, Zhongke, and SZLD are hereafter referred to as the "Company".  The Company is principally engaged in the business of research and development of crop seeds.  The Company is also developing a business of fruit juice production and distribution via its subsidiary, SZLD.

The Company is considered to be a development stage company, as it has not generated revenue from operations.

The accompanying consolidated financial statements include the accounts of the Company and each of its subsidiaries listed above. Since the acquisitions represent a reorganization and is treated for accounting purpose as a recapitalization, the consolidated financial statements reflect the historical results of the Company and its subsidiaries.

Note 3- GOING CONCERN

As reflected in the accompanying consolidated financial statements, the Company has an accumulated deficit of $2,204,346 at March 31, 2007 that includes operating losses of $639,663 and $229,037 for the year ended December 31, 2006 and the three months ended March 31, 2007, respectively.   These factors raise substantial doubt about its ability to continue as a going concern.  In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying consolidated balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern.  The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance stockholders' investment.  Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 2- SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").  This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Principles of China " ("PRC GAAP").  Certain accounting principles, which are stipulated by US GAAP, are not applicable in the PRC GAAP.  The difference between PRC GAAP accounts of the Company and its US GAAP financial statements is immaterial.

The consolidated financial statements include the accounts of the Company and all its majority-owned subsidiaries which require consolidation.  Inter-company transactions have been eliminated in consolidation.

The Company maintains its books and accounting records in PRC currency "Renminbi" ("RMB"), which is determined as the functional currency.  Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (“PBOC”) prevailing at the date of the transactions. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the statements of changes in shareholders' equity.  Gain and losses resulting from foreign currency transactions are included in operations.

The Company’s financial statements are translated into the reporting currency, the United States Dollar (“US$”).  Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period.  Translation adjustments resulting from translation of these consolidated financial statements are reflected as accumulated other comprehensive income (loss) in the consolidated statement of shareholders’ equity.

Translation adjustments resulting from this process are included in accumulated other comprehensive income (loss) in the consolidated statement of shareholders’ equity and amounted to $57,180 and $70,312 as of March 31, 2007 and December 31, 2006, respectively. The balance sheet amounts with the exception of equity at March 31, 2007 were translated at 7.74 RMB to $1.00 USD as compared to 7.80 RMB at December 31, 2006. The equity accounts were stated at their historical rate.  The average translation rates applied to income statement accounts for the three months ended March 31, 2007 was 7.77 RMB as compared to  7.96 RMB for the year ended December 31, 2006.

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 2- SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results when ultimately realized could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2006 due to the relatively short-term nature of these instruments.

Supplies

Supplies are experimental materials used for research and development purpose.  Actual cost is used to value these materials and supplies.

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 2- SIGNIFICANT ACCOUNTING POLICIES

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Property, Plant and Equipment

Property, plant and equipment are carried at cost.  The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the year of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets without residual value.  The percentages or depreciable life applied are:

Building and warehouses

20 years

Machinery and equipment

10 years

Office equipment and furniture

5 years

Motor vehicles

5 years

Land Use Right

All land belongs to the State in PRC.  Enterprises and individuals can pay the State a fee to obtain a right to use a piece of land for commercial purpose or residential purpose for an initial period of 50 years or 70 years, respectively.  The land use right can be sold, purchased, and exchanged in the market.  The successor owner of the land use right will reduce the amount of time which has been consumed by the predecessor owner.

The Company owns the right to use a piece of land, approximately 235 acre, located in the Heyang County, Shanxi Province for a forty-four-year period ended December 30, 2048; and a piece of land, approximately 1060 acre, also located in the Heyang County, Shaxi Province for a forty-seven-year period ended October 13, 2051.   The cost of these land use rights are amortized over their respective useful period, using the straight-line method with no residual value.

Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 2- SIGNIFICANT ACCOUNTING POLICIES

Research and Development Costs

Research and development costs are expensed when incurred. The major components of these research and development costs include experimental materials, labor cost, and payments to unaffiliated contractors who perform research and development function for the Company. The research and development costs were $6,635 and $5,653 for the three months ended March 31, 2007 and 2006, respectively.

Advertising Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs".  The advertising costs were $0, and $621 for the three months ended March 31, 2007 and 2006, respectively.

Sales Tax and Sale-related Taxes

Pursuant to the tax laws and regulation of PRC, a company is obligated to pay totally 5.5% of gross sales as sales tax and sales-related taxes. Since the Company is in the agriculture industry which is encouraged by the PRC government, the Company is exempt from sales tax and sales-related taxes.

Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 2 - SIGNIFICANT ACCOUNTING POLICIES

Loans from Owners and officers

 “Due to owners and officers” are temporally short-term loans from our owners and officers to finance the Company’s operation due to lack of cash resources.  These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows from these activities are classified as cash flows from financing activates. The total borrowing from owners and officers was $0 and $9,640 for three months ended March 31, 2007 and 2006, respectively.

Pension and Employee Benefits

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees' salaries. The Management believes full time employees who have passed the probation period are entitled to such benefits.  The total provisions for such employee benefits were $2,292 and $2,001 for the three months ended March 31, 2007 and 2006, respectively.

Statutory Reserves

Pursuant to the laws applicable to the PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company's registered capital.  Appropriation to the statutory public welfare fund is 10% of the after-tax net earnings.  The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.  No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.  Since the Company has been accumulating deficiency, no statutory surplus reserve fund and statutory public welfare reserve fund have been made.

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 3- PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment:

March 31,

    2007

Building and warehouses

$    96,616

Machinery and equipment

                 2,563,816

Office equipment and furniture

      37,546

Motor vehicles

                                                     126,271

  2,824,249

Less: Accumulated depreciation                                                                       (2,056,188)

     Total

           $                         768,061

Depreciation expense charged to operations was $73,494 and $1,498 for the three months ended March 31, 2007 and 2006, respectively.

Note 4-  LAND USE RIGHT

The following is a summary of land use right, less amortization:

March 31,

2007

Land use right

$   57,443

Less: Amortization                                                                                                   (6,154)

    Accounts  receivable, net

                $   51,289

Amortization expense charged to operations was $286 and $276 for the three months ended March 31, 2007 and 2006, respectively.

SUCCESS MATER INVESTMENT LIMITED

AND SUBSIDIARIES

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 5- INCOME TAX

The Company is governed by the PRC Income Tax Law and various local income tax laws, pursuant to which the Company generally is subject to an income tax at an effective rate of 33% (30% national income tax and 3% local income tax) on income as reported in its statutory financial statements after appropriate tax adjustments.

The provision for income taxes consisted of the following:

       For the Three Months Ended

          March 31,

2007                2006

Provision for PRC income tax

$                -            $           -

Total provision for income taxes

$

  -            $           -

The following table reconciles the PRC statutory rates to the Company’s effective tax rate:

      For the Three Months Ended

      March 31,

2007                  2006

China income taxes                                                       33.00%                    33.00%

Deferred tax benefit due to loss                                 -33.00%                   -33.00%

 Effective income tax rate

            0.00%                    0.00%

SUCCESS MATER AND SUBSIDIARIES

(A Development Stage Company)

INVESTMENT LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(unaudited)

Note 6- COMMITMENTS AND CONTINGENCIES

The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein. The PRC is a developing country with an early stage market economic system, overshadowed by the state.  Its political and economic systems are very different from the more developed countries and are in a state of change.  The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States.  Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

Lease of land

The Company rents a piece of land, approximately 27 acre, for its experimental field in Yangling City, Shanxi Province.  The lease is non-cancelable and will expire in October 1, 2020.  Rent is due annually on very October 1. Rent expense charged to research and development expenses was $15,068 and $14,796 for the years ended December 31, 2006 and 2005, respectively.  At December 31, 2006, future minimum lease payments for the lease are as follows:

Year ending

December 31,

2007

$             15,384

2008

                15,384

2009

                15,384

2010

                15,384

2011

                16,149

2012-2020

                               101,534

$

179,219

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.

(A Development Stage Company)

BALANCE SHEET

DECEMBER 31, 2006

ASSETS
Current Assets:
Cash	$128,200
Total Current Assets	128,200

Total Assets	$128,200

LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$-
Total Current Liabilities	-

Owners' Equity:
Paid-in capital	128,200
Accumulated deficiency	-
Owners' equity	128,200
Total Liabilities and Owners' Equity	$128,200

See Notes to Financial Statements

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.
(A Development Stage Company)

STATEMENT OF OPERATIONS (SINGULAR)

FOR THE PERIOD DECEMBER 27, 2006 (INCEPTION) THOUGH DECEMBER 31, 2006

Revenues
Sales	$-
Costs of Sales	-
Gross Profit	-

Operating Expenses
General and administrative	-
Total Operating Expenses	-

Income (Loss) from Operation	-

Other Income (Expenses)	-

Income (Loss) before Provision for Income Tax	-

Provision for Income Tax	-

Net Income (Loss)	-

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	-

Comprehensive Income (Loss)	$-

See Notes to Financial Statements

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.
(A Development Stage Company)

STATEMENT OF CHANGES (SINGULAR) IN OWNERS' EQUITY (DEFICIT)

FOR THE PERIOD FROM DECEMBER 27, 2006 (INCEPTION) TO DECEMBER 31, 2006

Accumulated
		Retained	Other
	Paid-in	Earnings	Comprehensive
	Capital	(Deficit)	Income	Totals
Balances at
the date of inception
December 27, 2006	$-	$-	$-	$-

Pain-in capital contribution	128,200	-	-	128,200

Net income (loss)	-	-	-	-
Balances at
December 31, 2006	$128,200	$-	$-	$128,200

See Notes to Financial Statements

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.
(A Development Stage Company)

STATEMENT OF CASH FLOWS (SINGULAR)

FOR THE PERIOD DECEMBER 27, 2006 (INCEPTION) THOUGH DECEMBER 31, 2006

Operating Activities

Net income (loss)	$-

Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:

Changes in operating assets and liabilities:	-

Net cash provided (used) by operating activities	-

Investing Activities

Net cash (used) by investing activities	-

Financing Activities

Proceeds from paid-in capital contribution	128,200
Net cash provided (used) by financing activities	128,200

Increase (decrease) in cash	128,200

Cash at beginning of period	-
Cash at end of period	$128,200

Supplemental Disclosures of Cash Flow Information:

Cash paid (received) during year for:
Interest	$-
Income taxes	$-

See Notes to Financial Statements

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 1-

ORGANIZATION AND BUSINESS BACKGROUND

Shanxi Qinyuan Agriculture Technology Development Co., Inc. ( "Qinyuan" or the "Company") was incorporated on December 27, 2006 in Xi'an City, Shanxi Province, the People's Republic of China (the "PRC") under the Company Law of PRC.  The Company was established for the purpose of seeking and consummating a merger or acquisition with a business entity organized as a private corporation, partnership, or sole proprietorship as defined by Statement of Financial Accounting Standards (SFAS) No. 7.

The Company is considered to be a development stage company, as it has not generated revenue from operations.

Note 2-

SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP") and are presented in U.S. dollars.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results when ultimately realized could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value due to the relatively short-term nature of these instruments.

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES (continue)

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs".

Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income", establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statement of changes in shareholders' equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.
(A Development Stage Company)
NOTES TO FINANCIAL STATEMENTS

Note 2-

SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency Translation

The Company maintains its books and accounting records in PRC currency "Renminbi" ("RMB"), which is determined as the functional currency.  Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People's Bank of China ("PBOC") prevailing at the date of the transactions. Monetary assets and liabilities denominated in currencies other than RMB are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the statements of changes in shareholders' equity.  Gain and losses resulting from foreign currency transactions are included in operations.

The Company's financial statements are translated into the reporting currency, the United States Dollar ("US$").  Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period.  Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the shareholders' equity.

Recent Accounting Pronouncements

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements.  In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company's financial statements and the related financial statement disclosures.  SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006.  The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.  Management does not expect that the adoption of SAB No. 108 would have a material effect on the Company's financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). SFAS 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of SFAS 158 is not expected to have a material effect on the Company's financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157 "Fair Value Measurements".  SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years.  Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year.  The provisions of this statement should be applied, except in some circumstances where the statement shall be applied retrospectively.  The Company is currently evaluating the impact of adopting SFAS No. 157 on its financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes", which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The Company is currently assessing whether adoption of this Interpretation will have an impact on its financial position and results of operations.

"In March 2006, the FASB issued SFAS No. 156, ""Accounting for Servicing of Financial Assets"" (""FAS 156""), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of SFAS No. 156 did not have a material effect on the Company's financial position or results of operations."

SHANXI QINYUAN AGRICULTURE TECHNOLOGY DEVELOPMENT CO., INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 4-  OWNERS' EQUITY

In accordance with the Articles of Incorporation of the Company, the registered capital at the date of incorporation of December 27, 2006 was $128,200 (RMB1,00,000) which was fully paid in cash by the owners.

Note 5-  SUBSEQUENT EVENTS

On January 5, 2007, the Company executed a share exchange agreement (the "Share Exchange") with Shanxi Zhongke Spaceflight Agriculture Development Stock Co., Ltd ("Zhongke"), whereby the shareholders of the Company exchanged 97.72% of the ownership in Qinyuan for 97.72% of the ownership in Zhongke.  Subsequent to completion of the Share Exchange agreement, Zhongke became a subsidiary of the Company.

Zhongke was incorporated  in Yangling City, Shanxi Province, PRC on August 26, 2003 under the Company Law of PRC.  The Company is principally engages in the business of research and development of crop seeds.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD. (A Development Stage Company) BALANCE SHEET

December 31,
2006
ASSETS
Current Assets:
Cash and cash equivalents	$107,276
Prepaid expenses	25,001
Supplies	3,913
Total current assets	136,190

Property and Equipment, net (Note 3)	835,104

Land use right, net	51,182

Long-term investment (Note 9)	769,200

Prepaid taxes	27,730

Total Assets	$1,819,406

LIABILITIES AND OWNERS' EQUITY

Current Liabilities:
Accounts payable and accrued expenses	$61,915
Other payable	19,235
Security deposit	34,614
Total Current Liabilities	115,764

Owners' Equity:
Paid-in capital	3,749,263
Accumulated deficiency	(1,975,309)
Accumulated other comprehensive income	(70,312)
Owners' Equity	1,703,642
Total Liabilities and Owners' Equity	$1,819,406

See Notes to Financial Statements

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD. (A Development Stage Company) STATEMENTS OF OPERATIONS

			For the Period
	For the	For the	August 26, 2003
	Year Ended	Year Ended	(inception) through
	December 31,	December 31,	December 31,
	2006	2005	2006
Revenues
Sales	$-	$-	$-
Costs of Sales	-	-	-
Gross Profit	-	-	-

Operating Expenses
Payroll and employee benefit	44,981	34,978	91,009
Depreciation expenses	13,984	5,308	20,025
Amortization expenses	1,117	1,096	3,287
Advertising fees	29,440	145,246	195,779
Professional fees	45,000	2,818	75,002
Consultancy fees	93,874	-	93,874
Research and development expenses	293,124	571,761	1,199,260
Travel and entertainment	74,110	42,239	147,403
Other general and administrative expenses	47,827	62,545	154,759
Total Operating Expenses	643,457	865,991	1,980,398

Income (Loss) from Operation	(643,457)	(865,991)	(1,980,398)

Other Income (Expenses)
Interest income	3,794	1,179	5,089
Total other income (expenses)	3,794	1,179	5,089

Income (Loss) before Provision for Income Tax	(639,663)	(864,812)	(1,975,309)

Provision for Income Tax	-	-	-

Net Income (Loss)	(639,663)	(864,812)	(1,975,309)

Other Comprehensive Income (Loss)
Effects of Foreign Currency Conversion	(54,039)	(16,273)	(70,312)

Comprehensive Income (Loss)	$(693,702)	$(881,085)	$(2,045,621)

See Notes to Financial Statements.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD. (A Development Stage Company) STATEMENTS OF CHANGES IN OWNERS' EQUITY (DEFICIT)

FOR THE PERIOD AUGUST 26, 2003 (INCEPTION) THROUGH DECEMBER 31, 2006

			Accumulated
		Retained	Other
	Paid-in	Earnings	Comprehensive
	Capital	(Deficit)	Income	Totals
Balances at
August 26, 2003 (Inception)	$-	$-	$-	$-

Paid-in capital contribution
by land use rights	51,459	-	-	51,459

Net income (loss)	-	(8,022)	-	(8,022)
Balances at
December 31, 2003	51,459	(8,022)	-	43,437

Net income (loss)	-	(462,812)	-	(462,812)
Balances at
December 31, 2004	51,459	(470,834)	-	(419,375)

Net income	-	(864,812)	-	(864,812)

Other comprehensive income	-	-	(16,273)	(16,273)
Balances at
December 31, 2005	51,459	(1,335,646)	(16,273)	(1,300,460)

Paid-in capital contribution by cash	124,801	-	-	124,801

Paid-in capital contribution	592,483	-	-	592,483
by equipment

Owners' loans converted to paid-in capital	2,980,520	-	-	2,980,520

Net income	-	(639,663)	-	(639,663)

Other comprehensive income	-	-	(54,039)	(54,039)
Balances at
December 31, 2006	$3,749,263	$(1,975,309)	$(70,312)	$1,703,642

See Notes to Financial Statements

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD. (A Development Stage Company) STATEMENTS OF CASH FLOWS

			For the Period
	For the	For the	August 26, 2003
	Year Ended	Year Ended	(inception) through
	December 31,	December 31,	December 31,
	2006	2005	2005

Operating Activities

Net income (loss)	$(639,663)	$(864,812)	$(1,975,309)
Adjustments to reconcile net income (loss) to
net cash provided (used) by operating activities:
Depreciation	13,984	5,308	20,025
Amortization	1,117	1,096	3,287
Changes in operating assets and liabilities:
(Increase)/Decrease in supplies	(3,914)	2,013	(3,913)
(Increase)/Decrease in prepaid expenses	66,281	(43,191)	(25,001)
(Increase)/Decrease in prepaid taxes	(5,137)	(19,471)	(27,730)
Increase/(Decrease) in accounts payable and accrued expenses	54,958	6,770	61,915
Increase/(Decrease) in other payable	19,235	3,555	19,235
Increase/(Decrease) in security deposit	1,134	-941	34,615
Net cash provided (used) by operating activities	(492,005)	(909,673)	(1,892,876)

Investing Activities

Cash used in long-term investment	(769,200)	-	(769,200)
Purchase of fixed assets	(233,294)	(24,036)	(263,195)
Net cash (used) by investing activities	(1,002,494)	(24,036)	(1,032,395)

Financing Activities

Loans from owners and officers	-	821,973	1,494,143
Proceeds from paid-in capital	1,611,173	-	1,611,173
Net cash provided (used) by financing activities	1,611,173	821,973	3,105,316

Increase (decrease) in cash	116,674	(111,736)	180,045
Effects of exchange rates on cash	(55,226)	(17,543)	(72,769)
Cash at beginning of period	45,828	175,107	-
Cash at end of period	$107,276	$45,828	$107,276

Supplemental Disclosures of Cash Flow Information:
Cash paid (received) during year for:
Interest	$-	$-	$-
Income taxes	$-	$-	$-

See Notes to Financial Statements.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 1-

ORGANIZATION AND BUSINESS BACKGROUND

Organization and Business Background

Shanxi Zhongke Spaceflight Agriculture Development Stock Co., Ltd ("Zhongke" or the "Company") was incorporated  in Yangling City, Shanxi Province, the People's Republic of China (the "PRC") on August 26, 2003 under the Company Law of PRC.  The Company is principally engaged in the business of research and development of crop seeds.

The Company is considered to be a development stage company, as it has not generated revenue from operations.

Going Concern

As reflected in the accompanying financial statements, the Company has an accumulated deficit of $1,975,309 at December 31, 2006 that includes operating losses of $639,663 and $864,812 for the years ended December 31, 2006 and 2005, respectively.   These factors raise substantial doubt about its ability to continue as a going concern.  In view of the matters described above, recoverability of a major portion of the recorded asset amounts shown in the accompanying balance sheet is dependent upon continued operations of the company, which in turn is dependent upon the Company's ability to raise additional capital, obtain financing and succeed in its future operations.  The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Management has taken steps to revise its operating and financial requirements, which it believes are sufficient to provide the Company with the ability to continue as a going concern.  The Company is actively pursuing additional funding and a potential merger or acquisition candidate and strategic partners, which would enhance owners' investment.  Management believes that the above actions will allow the Company to continue operations through the next fiscal year.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-

SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("US GAAP").  This basis of accounting differs from that used in the statutory accounts of the Company, which are prepared in accordance with the "Accounting Principles of China " ("PRC GAAP").  Certain accounting principles, which are stipulated by US GAAP, are not applicable in the PRC GAAP.  The difference between PRC GAAP accounts of the Company and its US GAAP financial statements is immaterial.

The Company maintains its books and accounting records in PRC currency "Renminbi" ("RMB"), which is determined as the functional currency.  Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People's Bank of China ("PBOC") prevailing at the date of the transactions. Monetary assets and liabilities denominated in currencies other than RMB are translated into RMB using the applicable exchange rates quoted by the PBOC at the balance sheet dates. Exchange differences are included in the statements of changes in owners' equity.  Gain and losses resulting from foreign currency transactions are included in operations.

The Company's financial statements are translated into the reporting currency, the United States Dollar ("US$"). Assets and liabilities of the Company are translated at the prevailing exchange rate at each reporting period end. Contributed capital accounts are translated using the historical rate of exchange when capital is injected. Income and expense accounts are translated at the average rate of exchange during the reporting period.  Translation adjustments resulting from translation of these financial statements are reflected as accumulated other comprehensive income (loss) in the owners' equity.

Translation adjustments resulting from this process  amounted to $70,312 and $16,273 as of December 31, 2006 and 2005, respectively. The balance sheet amounts with the exception of equity at December 31, 2006 were translated at 7.80 RMB to $1.00 USD as compared to 8.06 RMB at December 31, 2005. The equity accounts were stated at their historical rate.  The average translation rates applied to income statement accounts for the years ended December 31, 2006 and 2005 were 7.96 RMB and 8.11 RMB, respectively.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2- SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period.  Actual results when ultimately realized could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, deposits in banks with maturities of three months or less, and all highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less.

Concentrations of Credit Risk

Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains its cash and cash equivalents with high-quality institutions. Deposits held with banks may exceed the amount of insurance provided on such deposits. Generally these deposits may be redeemed upon demand and therefore bear minimal risk.

Fair Value of Financial Instruments

The carrying value of financial instruments including cash and cash equivalents, receivables, accounts payable and accrued expenses, approximates their fair value at December 31, 2006 due to the relatively short-term nature of these instruments.

Supplies

Supplies are experimental materials used for research and development purpose.  Actual cost is used to value these materials and supplies.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-

SIGNIFICANT ACCOUNTING POLICIES

Valuation of Long-Lived assets

The Company periodically analyzes its long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operating cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Property, Plant, and Equipment

Property, plant and equipment are carried at cost.  The cost of repairs and maintenance is expensed as incurred; major replacements and improvements are capitalized.

When assets are retired or disposed of, the cost and accumulated depreciation are removed from the accounts, and any resulting gains or losses are included in income in the reporting period of disposition.

Depreciation is calculated on a straight-line basis over the estimated useful life of the assets without residual value.  The percentages or depreciable life applied are:

Building and warehouses

20 years

Machinery and equipment

10 years

Office equipment and furniture

5 years

Motor vehicles

5 years

Land Use Right

All land belongs to the State in PRC.  Enterprises and individuals can pay the State a fee to obtain a right to use a piece of land for commercial purpose or residential purpose for an initial period of 50 years or 70 years, respectively.  The land use right can be sold, purchased, and exchanged in the market.  The successor owner of the land use right will reduce the amount of time which has been consumed by the predecessor owner.

The Company owns the right to use a piece of land, approximately 235 acre, located in the Heyang County, Shanxi Province for a forty-four-year period ended December 30, 2048; and a piece of land, approximately 1,060 acre, also located in the Heyang County, Shaxi Province for a forty-seven-year period ended October 13, 2051.   The cost of these land use rights are amortized over their respective useful period, using the straight-line method with no residual value.

Revenue Recognition

Revenues are recognized when finished products are shipped to unaffiliated customers, both title and the risks and rewards of ownership are transferred or services have been rendered and accepted, and collectibility is reasonably assured.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-

SIGNIFICANT ACCOUNTING POLICIES

Research and Development Costs

Research and development costs are expensed when incurred. The major components of these research and development costs include experimental materials, labor cost, and payments to unaffiliated contractors who perform research and development function for the Company. Research and development costs amounted to $293,124 and $571,761 for the years ended December 31, 2006 and 2005, respectively.

Advertising Costs

Advertising costs are expensed as incurred and included as part of selling and marketing expenses in accordance with the American Institute of Certified Public Accountants ("AICPA") Statement of Position 93-7, "Reporting for Adverting Costs".  Advertising costs was $29,440 and $145,246 for the years ended December 31, 2006 and 2005, respectively.

Sales Tax and Sale-related Taxes

Pursuant to the tax laws and regulation of PRC, a company is obligated to pay totally 5.5% of gross sales as sales tax and sales-related taxes. Since the Company is in the agriculture industry which is encouraged by the PRC government, the Company is exempt from sales tax and sales-related taxes.

Income Taxes

The Company accounts for income tax using SFAS No. 109 "Accounting for Income Taxes", which requires the asset and liability approach for financial accounting and reporting for income taxes.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Comprehensive Income

Statement of Financial Accounting Standards (SFAS) No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income, its components and accumulated balances.  Comprehensive income as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying statements of changes in owners' equity consists of changes in unrealized gains and losses on foreign currency translation.  This comprehensive income is not included in the computation of income tax expense or benefit.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-

SIGNIFICANT ACCOUNTING POLICIES

Loans from Owners and officers

"Due to owners and officers" are temporally short-term loans from our owners and officers to finance the Company's operation due to lack of cash resources.  These loans are unsecured, non-interest bearing and have no fixed terms of repayment, therefore, deemed payable on demand. Cash flows from these activities are classified as cash flows from financing activates.  The total borrowing from owners and officers was $1,487,378 and $821,973 in 2006 and 2005, respectively.

Pension and Employee Benefits

Full time employees of the PRC entities participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require the Company to accrue for these benefits based on certain percentages of the employees' salaries. The Management believes full time employees who have passed the probation period are entitled to such benefits.  The total provisions for such employee benefits were $7,749 and $6,436 for the years ended December 31, 2006 and 2005, respectively.

Statutory Reserves

Pursuant to the laws applicable to the PRC, PRC entities are required to make appropriations to three non-distributable reserve funds, the statutory surplus reserve, statutory public welfare fund, and discretionary surplus reserve, based on after-tax net earnings as determined in accordance with the PRC GAAP. Appropriation to the statutory surplus reserve should be at least 10% of the after-tax net earnings until the reserve is equal to 50% of the Company's registered capital.  Appropriation to the statutory public welfare fund is 10% of the after-tax net earnings.  The statutory public welfare fund is established for the purpose of providing employee facilities and other collective benefits to the employees and is non-distributable other than in liquidation.  No appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors.  Since the Company has been accumulating deficiency, no statutory surplus reserve fund and statutory public welfare reserve fund have been made.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-

SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements

In September 2006, the SEC issued SAB No. 108, which provides guidance on the process of quantifying financial statement misstatements.  In SAB No. 108, the SEC staff establishes an approach that requires quantification of financial statements errors, under both the iron-curtain and the roll-over methods, based on the effects of the error on each of the Company's financial statements and the related financial statement disclosures.  SAB No. 108 is generally effective for annual financial statements in the first fiscal year ending after November 15, 2006.  The transition provisions of SAB No. 108 permits existing public companies to record the cumulative effect in the first year ending after November 15, 2006 by recording correcting adjustments to the carrying values of assets and liabilities as of the beginning of that year with the offsetting adjustment recorded to the opening balance of retained earnings.  Management does not expect that the adoption of SAB No. 108 would have a material effect on the Company's financial position or results of operations.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 158, "Employer's Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106, and 132(R)" ("SFAS 158"). SFAS 158 requires an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. The standard also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions.

An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The adoption of SFAS 158 is not expected to have a material effect on the Company's financial position or results of operations.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 2-

SIGNIFICANT ACCOUNTING POLICIES (continued)

Recent Accounting Pronouncements (continued)

In September 2006, the FASB issued SFAS No. 157 "Fair Value Measurements". SFAS No. 157 defines fair values, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  This Statement shall be effective for financial statements issued for fiscal years beginning after November 25, 2007, and interim periods within those fiscal years.  Earlier application is encouraged provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period with that fiscal year.  The provisions of this statement should be applied, except in some circumstances where the statement shall be applied retrospectively.  The Company is currently evaluating the impact of adopting SFAS No. 157 on its financial position and results of operations.

In July 2006, the FASB issued FASB Interpretation ("FIN") No. 48, "Accounting for Uncertainty in Income Taxes," which prescribes a comprehensive model for how a company should recognize, measure, present and disclose in its financial statements uncertain tax positions that the company has taken or expects to take on a tax return (including a decision whether to file or not to file a return in a particular jurisdiction). The accounting provisions of FIN No. 48 are effective for fiscal years beginning after December 15, 2006. The Company is currently assessing whether adoption of this Interpretation will have an impact on its financial position and results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets" ("FAS 156"), which amends SFAS No. 140. FAS 156 specifically provides guidance addressing the recognition and measurement of separately recognized servicing assets and liabilities, common with mortgage securitization activities, and provides an approach to simplify efforts to obtain hedge accounting treatment. FAS 156 is effective for all separately recognized servicing assets and liabilities acquired or issued after the beginning of an entity's fiscal year that begins after September 15, 2006, with early adoption being permitted. The adoption of SFAS No. 156 did not have a material effect on the Company's financial position or results of operations.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140." SFAS No. 155 amends SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities", to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, "Accounting for the Impairment or Disposal of Long-Lived Assets", to allow a qualifying special-purpose entity (SPE) to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity's first fiscal year that begins after September 15, 2006, with earlier application allowed. The adoption of SFAS No. 155 had no impact on the Company's financial position or results of operations.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 3 - PROPERTY, PLANT AND EQUIPMENT

The following is a summary of property, plant and equipment:

          December 31,

2006

Building and warehouses

$

95,880

Machinery and equipment

2,544,293

Office equipment and furniture

36,932

Motor vehicles                                                                                                     125,310

2,802,415

Less: Accumulated depreciation

               (1,967,311)

Total

$               835,104

Depreciation expense charged to operations was $13,984 and $5,308 for the years ended December 31, 2006 and 2005, respectively.

Note 4- LAND USE RIGHT

The following is a summary of land use right, less amortization:

  December 31,

      2006

Land use right

$      57,005

Less: Amortization

        (5,823)

Accounts  receivable, net

$        51,182

Amortization expense charged to operations was $1,117 and $1,096 for the years ended December 31, 2006 and 2005, respectively.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 5- OWNERS' EQUITY

Upon formation of the Company , the owners contributed the use rights of two pieces of land with carry value of $51,459 into the Company as paid-in capital.

In January 2006, one owner contributed cash of $148,801 (RMB 1,000,000) to the Company as paid-in capital.

In November 2006, two owners contributed a set of fruit juice production equipment with carry value of $592,483 to the Company as paid-in capital.

In December 2006, four owners converted their loans to the Company as paid-in capital, totaling $2,980,520.

Note 6-

INCOME TAX

The Company is governed by the PRC Income Tax Law and various local income tax laws, pursuant to which the Company generally is subject to an income tax at an effective rate of 33% (30% national income tax and 3% local income tax) on income as reported in its statutory financial statements after appropriate tax adjustments.

The provision for income taxes consisted of the following:

For the Year Ended

December 31,

             2006

                              2005

Provision for PRC income tax

    $            -                 $            -

Total provision for income taxes

    $            -                 $            -

The following table reconciles the PRC statutory rates to the Company's effective tax rate:

For the Year Ended

   December 31,

                 2006

              2005

China income taxes

  33.00%                33.00%

Deferred tax benefit due to loss

                                            -33.00%               -33.00%

Effective income tax rate

                                               0.00%                    0.00%

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 7 - COMMITMENTS AND CONTINGENCIES

The Company faces a number of risks and challenges not typically associated with companies in North America and Western Europe, since its assets exist solely in the PRC, and its revenues are derived from its operations therein.  The PRC is a developing country with an early stage market economic system, overshadowed by the state.  Its political and economic systems are very different from the more developed countries and are in a state of change.  The PRC also faces many social, economic and political challenges that may produce major shocks and instabilities and even crises, in both its domestic arena and in its relationships with other countries, including the United States.  Such shocks, instabilities and crises may in turn significantly and negatively affect the Company's performance.

Lease of a piece of land

The Company rents a piece of land, approximately 27 acre,  for its experimental field in Yangling City, Shanxi Province.  The lease is non-cancelable and will expire in October 1, 2020.  Rent is due annually on very October 1. Rent expense charged to research and development expenses was $15,068 and $14,796 for the years ended December 31, 2006 and 2005, respectively.  At December 31, 2006, future minimum lease payments for the lease are as follows:

Year ending

December 31,

2007

$             15,384

2008

               15,384

2009

 15,384

2010

                15,384

2011                                                                        16,149

2012-2020

             101,534

$             179,219

Note 8 - SUBSEQUENT EVENTS

On December 27, 2006, the Company executed an agreement with Mr. Zhang Hongjun, a PRC citizen, to establish a join venture, Shanxi Zhongke Luxiang Development, Inc. ("SZLD").  Pursuant to the agreement, Zhongke contributed cash of $769,200 (RMB 6,000,000) and a set of fruit juice production equipment to SZLD, and owns 95.65% ownership therein.  SZLD was subsequently incorporated on January 5, 2007, and is developing a business of fruit juice production and distribution.  Subsequent to completion of incorporation, SZLD became a subsidiary of the Zhongke.

SHANXI ZHONGKE SPACEFLIGHT AGRICULTURE DEVELOPMENT STOCK CO., LTD.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

Note 9 - CURRENT VALUE INFORMATION (unaudited)

The Company owns the use rights of two pieces of land, totaling 1,295 acre, with book value of $51,184 as of December 31, 2006.  These land use rights were purchased by  three founders of the Company from the local government in 2001 for $53,772, and lately contributed to the Company as paid-in capital on August 26, 2003 upon formation of the Company.

When the three owners contributed these land use rights to the Company as paid-in capital, an appraisal report issued by an appraiser certified by local government indicated the market value was approximately $17,860,000, which was approved by the Land Administration Bureau of Heyang County in Shanxi Province.   The three owners contributed these land use rights to the Company as registered capital, which had been approved by the Industrial and Commerce Administration Bureau of Shanxi Province as indicated on the business license issued by such agency.

Introduction to Unaudited Proforma Financial Statements

The Proforma Financial Statements give effect to the proposed acquisition of Success Mater Investment Limited and Subsidiaries (Acquiree-either combined or consolidated) by the Company that will be accounted for utilizing reverse accounting were the historical operations of the entity will reflect the operations of the acquiree when the acquisition is completed.  The acquiree becomes the surviving entity.

The ProForma Statement of Operations include the operations of the acquiree for the three months ended March 31, 2007 and the twelve operations ended December 31, 2007 combined with the six months operations of the Company ended April 30, 2007 and the twelve months operations ended October 31, 2006, respectively.  The ProForma Balance Sheet includes the balances of the acquiree as of December 31, 2006 and March 31, 2007 and the balances of the Company as of October 31, 2006 and April 30, 2007.

The adjustments give effect to all the Company's assets being transferred to a wholly owned subsidiary of the Company and liabilities that will be assumed by that subsidiary (including the $480,000 provided by the acquiree that will transfer to the Company’s subsidiary) The shares of the Company’s subsidiary will be spun off to the Company's shareholders at the closing of the acquisition.  Concurrent with this spin off the Company will issue 81,550,000 shares of its common stock to the existing owners of the acquiree, which is also reflected as an adjustment after a reverse common stock split of 1 to 119 on the shares outstanding prior to the issuance of shares to the acquiree.  The equity gives effect through adjustments so that the equity after adjustments reflects the Company and acquiree's equity and the acquiree's deficit.  After the issuance of the shares to the owners of the acquiree the Company's shareholders will retain an approximate .3% ownership interest in the Company.

Micro Imaging Technology, Inc. and Success Mater Investment Limited

Consolidated (Unaudited) Condensed Pro Forma Balance Sheet

as of October 31, 2006

					(Unaudited)
		Shanxi Qinyuan	Shanxi Zhongke		Proforma Combined	Micro		(Unaudited)
	Success Mater	Agriculture	Spaceflight	(Unaudited)	Success Mater	Imaging	(Unaudited)	ProForma
	Investment	Technology	Agriculture	ProForma	Investment Limited	Technology, Inc.	ProForma	Consolidated
	Limited	Development Co.	Development Stock	Adjustments	and Subsidiaries	and Subsidiaries	Adjustments	Total

ASSETS
Current assets:
Cash	$ 1	$ 128,200	$ 107,276	$ (480,000)	$ (244,523)	$ 13,349	$ (13,349	$ (244,523)
Prepaid expenses	-	-	25,001	-	25,001	12,587	(12,587)	25,001
Supplies	-	-	3,913	-	3,913	-	-	3,913
Total current assets	1	128,200	136,190	(480,000)	(215,609)	25,936	(25,936)	(215,609)

Fixed assets, net	-	-	835,104	-	835,104	111,388	(111,388)	835,104

Land use right, net	-	-	51,182	-	51,182	-	-	51,182

Long-Term investment	-	-	769,200	-	769,200		-	769,200

Prepaid taxes	-	-	27,730	-	27,730	-	-	27,730

Total assets	$ 1	$ 128,200	$ 1,819,406	$ (480,000)	$ 1,467,607	$ 137,324	$ (137,324)	$ 1,467,607

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Trade accounts payable	-	-	61,915	-	61,915	88,392	(88,392)	61,915
Accounts payable to officers	-	-		-	-	32,229	(32,229)	-
Accrued payroll	-	-		-	-	117,246	(117,246)	-
Other accrued expenses	222	-	19,235	-	19,457	395,850	(395,850)	19,457
Security deposit	-	-	34,614	-	34,614	-	-	34,614
Redeemable convertible preferred stock, $0.01 par value; 2,600,000 shares authorized, issued and outstanding at October 31, 2006.	-	-		-	-	26,000	(26,000)	-
Total current liabilities	222	-	115,764	-	115,986	659,717	(659,717)	115,986

Notes payable to stockholder	-	-	-	-	-	1,970,000	(1,970,000)	-
Notes payable	-	-	-	-	-	30,000	(30,000)	-
Total liabilities	222	-	115,764	-	115,986	2,659,717	(2,659,717)	115,986

Commitments and contingencies

Stockholders' deficit:
Series C convertible preferred stock; $1.00 par value; 250,000 shares authorized, 250,000 and 0 shares issued and outstanding at October 31, 2006 and October 31, 2006 (proforma), respectively; liquidation preference of $1,000,000.	-	-	-	-	-	250,000	(250,000)	-
Series D convertible preferred stock; $1.00 par value; 250,000 shares authorized, 250,000 and 0 shares issued and outstanding at October 31, 2006 and October 31, 2006 (proforma), respectively; liquidation preference of $500,000.	-	-	-	-	-	250,000	(250,000)	-
Common stock, $0.01 par value; 100,000,000 shares authorized; 15,732,043 and 81,800,000 shares issued and outstanding at October 31, 2006 and October 31, 2006 (proforma), respectively.	-	-	-	-	-	157,320	(75,520)	81,800
Common stock, $0.13 par value; 10,000 shares authorized; 10 shares issued and outstanding at December 31, 2006.	1	-	-	(1)	-	-	-	-
Class B common stock, $0.01 par value; 839,825 shares authorized; 83,983 and 0 shares issued and outstanding at October 31, 2006 and October 31, 2006 (proforma), respectively.	-	-	-	-	-	840	(840)	-
Additional paid-in capital	-	128,200	3,749,263	(479,999)	3,397,464	28,464,981	(28,546,559)	3,315,886
Notes receivable on common stock	-	-	-	-	-	(37,620)	37,620	-
Accumulated deficit from previous operating activities	-	-	-	-	-	(27,809,201)	27,809,201	-
Accumlated other comprehensive income	-	-	(70,312)	-	(70,312)	-	-	(70,312)
Deficit accumulated during the development stage	(222)	-	(1,975,309)	-	(1,975,531)	(3,798,713)	3,798,491	(1,975,753)
Total stockholders' deficit	(221)	128,200	1,703,642	(480,000)	1,351,621	(2,522,393)	2,522,393	1,351,621
Total liabilities and stockholders' deficit	$ 1	$ 128,200	$ 1,819,406	$ (480,000)	$ 1,467,607	$ 137,324	$ (137,324)	$ 1,467,607

Micro Imaging Technology, Inc. and Success Mater

Investment Limited

Consolidated (Unaudited) Condensed Pro Forma Statement of Operations

For the Twelve Months Ended October 31, 2006

					(Unaudited)
		Shanxi Qinyuan	Shanxi Zhongke		Proforma Combined	Micro		(Unaudited)
	Success Mater	Agriculture	Spaceflight	(Unaudited)	Success Mater	Imaging	(Unaudited)	ProForma
	Investment	Technology	Agriculture	ProForma	Investment Limited	Technology, Inc.	ProForma	Consolidated
	Limited	Development Co.	Development Stock	Adjustments	and Subsidiaires	and Subsidiaries	Adjustments	Total

Operating costs and expenses:
Research and development	$ -	$ -	$ 293,124	$ -	$ 293,124	$ 704,002	$ (704,002)	$ 293,124
Sales, general and administrative	-	-	350,333	-	350,333	733,383	(733,383)	350,333

Loss from operations	-	-	(643,457)	-	(643,457)	(1,437,385)	1,437,385	(643,457)

Other income (expense):
Interest income	-	-	3,794	-	3,794	7,031	(7,031)	3,794
Interest expense	-	-	-	-	-	(2,363,529)	2,363,529	-
Other income (expense), net	-	-	-	-	-	(3,230)	3,230	-
Other income (expense), net	-	-	3,794	-	3,794	(2,359,728)	2,359,728	3,794

Loss from continuing operations before
provision for income tax	-	-	(639,663)	-	(639,663)	(3,797,113)	3,797,113	(639,663)
Provision for income tax	-	-	-	-	-	(1,600)	1,600	-
Net loss from continuing operations	-	-	(639,663)	-	(639,663)	(3,798,713)	3,798,713	(639,663)

Other Comprehensive Loss
Effects of Foreign Currency Conversion	-	-	(54,039)	-	(54,039)		-	(54,039)

Net loss	$ -	$ -	$ (693,702)	$ -	$ (693,702)	$ (3,798,713)	$ 3,798,713	$ (693,702)

Micro Imaging Technology, Inc. and Success Mater

Investment Limited

Consolidated (Unaudited) Condensed Pro Forma Balance Sheet As of April 30, 2007

	Success	Micro		(Unaudited)
	Mater Investment	Imaging	(Unaudited)	ProForma
	Limited	Technology, Inc.	ProForma	Consolidated
	and Subsidiaries	and Subsidiaries	Adjustments	Total

ASSETS
Current assets:
Cash	$ 970,680	$ 325,673	$ (805,673)	$ 490,680
Trade accounts receivabe	-	20,000	(20,000)	-
Prepaid expenses	30,639	12,587	(12,587)	30,639
Supplies	3,907	-	-	3,907
Total current assets	1,005,226	358,260	(838,260)	525,226

Fixed assets	768,061	98,362	(98,362)	768,061

Land use right, net	51,289	-	-	51,289

Prepaid taxes	27,889	-	-	27,889

Total assets	$ 1,852,465	$ 456,622	$ (936,622)	$ 1,372,465

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
Trade accounts payable	68,860	77,023	(77,023)	68,860
Accounts payable to officers	0	32,000	(32,000)	-
Accrued payroll	0	116,200	(116,200)	-
Other accrued expenses	6,361	36,421	(36,421)	6,361
Security deposit	34,879	-	-	34,879
Redeemable convertible preferred stock, $0.01 par value; 2,600,000shares authorized, issued and outstanding at April 30, 2007.	-	26,000	(26,000)	-
Total liabilities	110,100	287,644	(287,644)	110,100

Minority interest	129,351	-	-	129,351

Commitments and contingencies

Stockholders' deficit:
Common stock, $0.01 par value; 100,000,000 shares authorized;29,554,666 and 81,800,000 shares issued and outstanding atApril 30, 2007 and April 30, 2007 (proforma), respectively.	-	295,547	(213,747)	81,800
Common stock, $0.13 par value; 10,000 shares authorized;10 shares issued and outstanding at March 31, 2007.	1	-	(1)	-
Additional paid-in capital	3,874,539	32,194,964	(32,756,763)	3,312,740
Notes receivable on common stock	-	(37,620)	37,620	-
Accumulated deficit from previous operating activities		(27,809,201)	27,809,201	-
Accumlated other comprehensive income	(57,180)	-	-	(57,180)
Deficit accumulated during the development stage	(2,204,346)	(4,474,712)	4,474,712	(2,204,346)
Total stockholders' deficit	1,613,014	168,978	(648,978)	1,133,014
Total liabilities and stockholders' deficit	$ 1,852,465	$ 456,622	$ (936,622)	$ 1,372,465

Micro Imaging Technology, Inc. and Success Mater Investment Limited

Consolidated (Unaudited) Condensed Pro Forma Statement of Operations

For the Six Months Ended April 30, 2007

	Success	Micro		(Unaudited)
	Mater Investment	Imaging	(Unaudited)	ProForma
	Limited	Technology, Inc.	ProForma	Consolidated
	and Subsidiaries	and Subsidiaries	Adjustments	Total

Net Sales	$ -	$ 40,000	$ (40,000)	$ -
Cost of Sales	-	15,810	(15,810)	-

Gross profit	-	24,190	(24,190)	-

Operating costs and expenses:
Research and development	6,635	505,008	(505,008)	6,635
Sales, general and administrative	225,381	73,650	(73,650)	225,381

Total operating expenses	232,016	578,658	(578,658)	232,016

Loss from operations	(232,016)	(554,468)	554,468	(232,016)

Other income (expense):
Interest income	212	1,980	(1,980)	212
Interest expense	-	(103,033)	103,033	-
Other income (expense), net	-	(18,878)	18,878	-
Other income (expense), net	212	(119,931)	119,931	212

Loss from continuing operations before
provision for income tax and minority interest	(231,804)	(674,399)	674,399	(231,804)
Provision for income tax	-	(1,600)	1,600	-
Minority interest	2,767	-		2,767
Net loss from continuing operations	(229,037)	(675,999)	675,999	(229,037)

Other Comprehensive Loss
Effects of Foreign Currency Conversion	13,132	-	-	13,132

Net loss	$ (215,905)	$ (675,999)	$ 675,999	$ (215,905)

Notes to Unaudited Pro Forma Consolidated Financial Statements

Outlook:

Both entities (Micro Imaging Technology, Inc. and Subsidiaries and Success Mater Investment Limited and Subsidiaries) had no continuing business operations as of October 31, 2006 and April 30, 2007. Micro Imaging Technology, Inc. operated as a development stage company during the twelve-month period ended October 31, 2006 and six months ended April 30, 2007, and operations primarily consisted of the Company seeking funding, maintaining the corporate entity, complying with the reporting and other requirements of the Securities Exchange Commission (the “SEC”), engaging in ongoing research and development for its technology, engaging in initial marketing activities for the technology and planning for the consummation of certain proposed acquisition transactions.  Success Mater Limited (the "Survivor") is also in the development stage.

The recapitalized Company after acquisition will need working capital resources to maintain the Company's status and to fund other anticipated costs and expenses during the year ending October 31, 2007 and beyond. The Company's ability to continue as a going concern is dependent on the Company's ability to raise capital until prospective operations are able to generate positive working capital sufficient to fund the Company's cash flow requirements from operations.

Balance Sheet adjustments:

To reflect the distribution of all assets and the assumption of liabilities at the date of the reverse acquisition owned by the Company to a non-public subsidiary whose shares will be concurrently distributed to the shareholders of the Company prior to the issuance of shares to the Survivor.  The amounts include a $480,000 amount to be received from the Survivor upon completion of the acquisition.

To reflect recapitalization resulting from the issuance of 81,550,000 shares of the Company's common stock that is to be issued to the shareholders of the Company concurrent with the receipt of $480,000 from the Survivor.

Statement of Operations adjustments:

To reflect the acquisition as a reverse acquisition where the historical operations reflect the activity of only the Survivor.

 14A Item 14. Mergers, Consolidations, Acquisitions and Similar Matters.

        (a)  Applicability: The proposed activities are reincorporation in Nevada by Merger of Micro Imaging Technology , Inc. (a California Corporation) into MMTC Nevada., Inc. (a Nevada Corporation) followed by the acquisition of securities held by existing shareholders of Zhongke.

        (b) Transaction Information:

Background

On March 15, 2007, the Company and Zhongke entered into a share exchange agreement regarding the Company’s acquisition of Zhongke through a reverse merger share exchange transaction.  Under the terms of the share exchange agreement, Zhongke will become a subsidiary of the Company by the reverse merger and will continue its existing business under the direction of a newly appointed board of directors. Zhongke agreed to pay $ 480,000 in cash to the Company as consideration for this transaction.

The Company plans to reincorporate in Nevada regardless of whether the contemplated transactions are completed. The Company determined that it would be beneficial for the Company to reincorporate in Nevada due to its favorable corporate laws. However, the reincorporation is also a pre-condition to the transaction with Zhongke.

The Company’s board of directors determined that the reverse merger transaction would be a good opportunity to raise capital for the Company and agreed to the transaction.

(1)

Summary of Reincorporation in Nevada by Merger:

Transaction	Reincorporation in Nevada
Purpose	To take advantage of Nevada’s favorable corporate laws
Record Date	May 8, 2007
Method

Merger with and into our wholly-owned Nevada subsidiary, MMTC Nevada, Inc., a Nevada corporation ("To be ultimately renamed Shanxi Zhongke Spaceflight Agriculture Development Stock Co, Inc. ") (See "Reincorporation by Merger.")

Exchange Ratios	1 share of “Zhongke” common stock will be exchanged for 1 share of our common stock held as of the record date. (See "Reincorporation by Merger.")
Effective Date	As soon as practicable, but in no event sooner than twenty days from the date of our mailing of a Definitive Information Statement to our stockholders.
Additional Provisions

The reincorporation by merger will result in: The surviving corporation being a Nevada corporation; and our being governed by the Nevada Corporations Law and by Zhongke, Inc.'s Articles of Incorporation and bylaws. (See "Reincorporation by Merger.")

(2)

Summary of the acquisition of securities held by existing shareholders of Zhongke, Inc.

Acquisition Price

The company is proposing an acquisition of Zhongke, Inc. in exchange for up to 81,550,000 shares of the company's restricted common stock. Total cash consideration of $480,000 will be paid to the Company in consideration for this transaction.

Assumption of Debt	Zhongke, Inc. may assume Company's pre-Agreement debt up to $ 480,000.
Name Change	Micro Imaging Technology, Inc. will change its corporate name to “Shanxi Zhongke Spaceflight Agriculture Development Stock Co., Inc.”
Reverse Split

The company will conduct a reverse split of its existing outstanding shares on a basis of approximately 1 to 119, thereby reducing the Company's pre-acquisition, outstanding stock from 29,840,781 to approximately 250,000 shares.

Spin-off

Prior to closing, the Company shall take all corporate action required to affect a spin out of its Nevada subsidiary, MIT Nevada. The actual spin out shall take place as soon after closing as practical. The Company shall cause securities to be distributed to its shareholders of record as of a record date immediately preceding the date of closing and a registration statement will be filed for the Nevada subsidiary, Micro Imaging Technology.

Events to Occur

The Company’s existing, wholly-owned subsidiary, Micro Imaging Technology, Inc., which is chartered in Nevada, and which conducts the company’s remaining active business in the field of laser identification of biological hazards, will be divested to the existing shareholders as of the record date for the distribution of this Information Statement.  Management of the Company will continue to be the management of Micro Imaging Technology, but will step down after the acquisition of Zhongke if this acquisition is completed.

Acquisition Price

Zhongke shall pay, at closing, Four-Hundred Eighty Thousand U. S. Dollars ($480,000.00) in cash to retire a note due from the Company to its Nevada subsidiary, Micro Imaging Technology, Inc. Thus, the total cash consideration of $480,000 will be paid to the Company’s Nevada subsidiary in consideration for this transaction. The Company shall deliver the company without assets or liabilities no greater than $480,000 at closing (except the existing business of the Company, which will have a record date for a shareholder dividend that has been set earlier, but for which the mechanical distribution has not occurred, and will occur within 30 days of closing, or at some reasonable time as agreed by the parties) and it shall employ the funds as needed to liquidate and remove all debts or liabilities, including any payments to its attorneys and consultants, incurred as a result of the Share Exchange Agreement.

Reverse Split

GENERAL

The Company plans to take all necessary corporate action to conduct an approximate 1 for 119 reverse stock split of its $.01 par value common stock before the reverse merger transaction. The par value of the common stock will not change. The Company will issue one whole share of common stock in lieu of fractional shares. With the exception of adjustments for those shareholders with fractional shares, the reverse stock split will not affect any stockholder's proportional equity interest in the company in relation to other shareholders or rights, preferences, privileges or priorities. The reverse split will become effective upon filing with the Secretary of the State of Nevada, an amendment to our Certificate of Incorporation or twenty days after this information statement is sent to shareholders, whichever is later.

On May 8, 2007, the company had 100,000,000 shares of common stock authorized with 29,840,781 shares issued and outstanding. When the reverse split becomes effective, each holder of one hundred and nineteen (119) shares of the company's $.01 par value common stock will own one share of $ 0.01 par value common stock.  The number of shares of common stock issued and outstanding will be reduced from 29,840,781 shares to approximately 250,000 shares.

Purpose

The reverse split will decrease the number of shares of common stock outstanding and potentially increase the per share market price for the common stock. The effect of the reverse stock split upon the market price for its common stock cannot be predicted. There can be no assurance that the market price per share of the

Company's common stock after the reverse stock split will rise in proportion to  the  reduction  in  the  number  of  shares  of its common stock outstanding resulting  from  the  reverse  stock  split.  The market price of the Company's  common  stock  may  also  be  based  on its performance and other factors,  some  of  which  may be unrelated to the number of shares outstanding.

There are currently  no  plans  to issue the additional shares of common stock available  as  a  result  of  this  reverse  split, other than the Zhongke transaction. The reverse split will occur after the Company reincorporates in Nevada. The Nevada entity will have 300,000,000 shares of common stock authorized. After the reverse split, the Company will conduct the issuance of shares to Zhongke.

Effect

The  principal  effects  of  the  reverse  split  will  be  as  follows:

Based upon  29,915,781  shares of common stock outstanding on July 19, 2007, the reverse split would decrease the outstanding shares of common stock by or  to  approximately 250,000 shares of common stock issued and outstanding.

Further, any outstanding options, warrants and rights to purchase common stock as of the effective date that are subject to adjustment will be decreased accordingly.

The Company will obtain a new CUSIP number of the common stock at the time of the reverse split.

Following the effectiveness of the reverse split, every one hundred and nineteen shares of common stock presently outstanding, without any action on the part of the stockholder, will represent one share of the common stock.

As a result of the reverse split, some stockholders may own less than 100 shares of common stock. A purchase or sale of less than 100 shares, known as and "odd lot" transaction, may  result  in  incrementally  higher trading costs through certain  brokers,  particularly  "full  service"  brokers.  Therefore, those stockholders  who  own  less  than 100 shares following the reverse split may be required  to  pay  higher  transaction  costs  if  they  sell  their  shares.

The Common Stock issued pursuant to the Reverse Split will be fully paid and nonassessable.  The Reverse Split will not materially affect any stockholder's proportionate equity interest in the Company or the relative rights, preferences, privileges or priorities of any stockholder.  In addition, pursuant to the terms of the Company's stock option and rights plans, the number of shares issuable upon exercise of outstanding options and rights, and the exercise price per share, will be proportionately adjusted.

Reasons for Reverse Split

The Board believes Reverse Split is desirable for several reasons.  The Reverse Split should enhance the acceptability of the Common Stock by the financial community and investing public. The reduction in the number of issued and outstanding shares of Common Stock caused by the Reverse Split is expected to increase the per share market price of the Common Stock.  The Board also believes that the Reverse Split will result in a broader market for the Common Stock than that which currently exists.  A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks.  Some of these policies and practices pertain to the payment of broker's commissions and to time-consuming procedures that function to make the handling of lower priced stocks economically unattractive to brokers.  In addition, the structure of trading commissions also tends to have an adverse impact upon holders of lower priced stocks because the brokerage commission on a sale of lower priced stocks generally represents a higher percentage of the sales price than the commission on a relatively higher priced issue.  The Reverse Split should result in a price level for the Common Stock that will reduce, to some extent, the effect of the above-referenced policies and procedures of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock.  The expected increased price level may also encourage interest and trading in the Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares of Common Stock outstanding after the Effective Date.

However, there can be no assurance that any or all of these effects will occur; including, without limitation, that the per share market price of the Common Stock after the Effective Date will be six times the market price per share of the Common Stock before the Reverse Split, or that such price will either exceed                 or remain in excess of the current market price.  Further, there is no assurance that the market for the Common Stock will be improved.  Stockholders should note that the Board cannot predict what effect the Reverse Split will have on the market price of the Common Stock.

Exchange of Certificate and Elimination of Fractional Share Interests

On the date of the reverse split, one hundred and nineteen (119) shares of common stock will automatically be combined and changed into one share of common stock. No additional action on our part or any shareholder will be required in order to affect the reverse split. Shareholders will be requested to exchange their certificates representing shares of common stock held prior to the reverse split for new certificates representing shares of common stock. Shareholders will be furnished with the necessary materials and instructions to effect such exchange promptly following the effective date of the reverse split. Shareholders should not submit any certificates until requested to do so.  In the event any certificate representing shares of common stock outstanding prior to the reverse split is not presented for exchange upon request by the company, any dividends that may be declared after the date of the reverse split with respect to the common stock represented by such certificate will be withheld by the company until such certificate has been properly presented for exchange. At such time, all such withheld dividends which have not yet been paid to a public official pursuant to relevant abandoned property laws will be paid to the holder thereof or his designee, without interest.

No fractional shares of post-reverse split common stock will be issued to any shareholder. In lieu of any such fractional share interest, each holder of pre-reverse common stock who would otherwise be entitled to receive a fractional share of post-reverse common stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse common stock held by such holder.

Federal Income Tax Consequences of the Reverse Split

The combination of one hundred and nineteen (119) shares of pre-split common stock into one share of post-split common stock should be a tax-free transaction under the Internal Revenue Code of 1986, as amended, and the holding period and tax basis of the pre-split common stock will be transferred to the post-split common stock.

This discussion should not be considered as tax or investment advice, and the tax consequences of the reverse split may not be the same for all shareholders.

Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

Spin-out of the Company’s Operations

Prior to closing, the Company shall take all corporate action required to affect a spin out of its Nevada subsidiary of the same name. The actual spin out shall take place as soon after closing as practical. The Company shall cause securities to be distributed to its shareholders of record as of a record date immediately preceding the date of closing. The distribution of new securities in the spin out company shall be on a share for share basis with the holdings of the Company on the record date. The spin out shall conform to the requirements of California and Nevada’s corporations laws and the federal securities laws.  The Company shall warrant to Zhongke that the spin out shall not trigger rights of dissent or appraisal or other shareholder rights, except to the extent that such are liquidated and resolved by the Company prior to closing. Further, a registration statement will be filed within sixty (60) days of the spin-out on behalf of the spun out company.

                (3) Contact Information. The company is currently conducting business at 970 Calle Amanecer, Suite F, San Clemente, California 92673, (949) 485-6006

                (4) Business Conducted: Zhongke, Inc. is a space flight and agricultural development company.

                (5) Terms of the Transaction: A total of up to 81,550,000 shares (after giving effect to a 1-for-119 reverse) of newly issued restricted common stock will be exchanged with current shareholders of Zhongke, Inc. to acquire a 100% control and ownership of that company.  The company's officers and directors believe that the acquisition of a subsidiary earning sufficient positive revenues is in the best interests of the company. Of all shares entitled to vote as of May 8, 2007, 20,697,961 (63.8%) voted in favor of the proposal.  A copy of the negotiated acquisition agreement, which is subject to certain conditions, is attached as exhibit 10.68.

(6) Regulatory Approvals: None required.

(7) Reports, Opinions, Appraisals: None utilized or obtained: None obtained, other than financials.

(8) Past Contacts, Transactions or Negotiations.  There were limited contacts between the registrant and the company being acquired until such time as the prospect was presented to the registrant's management in March of 2007. No prior course of business existed between the two companies.

(9) Selected Financial Data: inapplicable.

Reincorporation in Nevada

This reincorporation transaction will occur irrespective of the success or failure of the Zhongke acquisition and the information is presented separately for that reason.

The Shareholders holding a majority of the common stock have approved the reincorporation in Nevada, to be effected by merging the Company with and into its wholly-owned Nevada subsidiary, MMTC Nevada ("MMTC Nevada, INC."). In connection with the reincorporation, the number of authorized shares of common stock will increase from 100,000,000 shares to 300,000,000 shares. The number of authorized preferred shares of the Company is 1,000,000, and the number of authorized shares of preferred stock of MMTC Nevada will be 3,000,000.  Further, the Company has 2,600,000 shares of Redeemable Convertible Preferred Shares authorized and outstanding. These shares will be redeemed within a reasonable time following the reincorporation.

The Company currently does not have any new plans, proposals, or arrangements to issue any of the newly available shares of common stock aside from the issuance of common stock to acquire Zhongke.

For the reasons set forth below, the Board of Directors believe that the best interests of the Company and its shareholders will be served by changing the state of incorporation of the Company from California to Nevada (the "Proposed Reincorporation"). In this discussion of the Proposed Reincorporation, the term "Micro Imaging Technology" refers to the existing California Corporation and the term "MMTC Nevada" refers to the new Nevada Corporation that is the proposed successor to Micro Imaging Technology.

The change in the state of incorporation of the Company from California to Nevada will be effected by merger. Pursuant to the Merger Agreement, Micro Imaging Technology will merge with and into MMTC Nevada, and MMTC Nevada, under its current Articles of Incorporation, will continue as the surviving corporation. Each outstanding share of Micro Imaging Technology Common Stock will automatically be converted into one (1) share of MMTC Nevada Common Stock upon the effective date of the merger. Shareholders of Micro Imaging Technology will have no dissenters' rights of appraisal with respect to the Proposed Reincorporation. See "Significant Differences Between the Corporation Laws of California and Nevada – Appraisal Rights."

The Board of Directors is proposing to reincorporate in Nevada for the increased flexibility afforded by the Nevada General Corporation Law.

Corporate Law Reasons.

     There are several differences between the corporation laws of the states of Nevada and California. The following discussion summarizes the more significant differences.

     Nevada follows a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. These laws include provisions that, in the judgment of the Company's Board of Directors, will allow the Company to better protect the interests of its shareholders in situations involving a potential change in corporate control. In addition, although many California corporations have in recent years reincorporated in Delaware, the cost of maintaining a corporation as a Nevada corporation is significantly less than for a Delaware corporation, and Nevada law provides much of the same flexibility as Delaware. Other corporations have also initially chosen Nevada for their state of incorporation or have subsequently changed their corporate domicile to Nevada in a manner similar to that proposed by the Company.

     Anti-Takeover Provisions.     Nevada, like many other states, permits a corporation to adopt a number of measures through amendment of the corporate charter or bylaws or otherwise, and provides default legal provisions that apply unless the corporation has affirmatively chosen to opt out, designed to reduce a corporation's vulnerability to unsolicited takeover attempts. The Proposed Reincorporation is not being proposed in order to prevent such a change in control, nor is it in response to any present attempt known to the Board of Directors to acquire control of the Company, obtain representation on the Board of Directors, or take significant action that affects the Company.

     The Board of Directors has never evaluated the Company's vulnerability to potential unsolicited bidders. However, the Board of Directors of the Company may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a shareholder rights plan, severance agreements for its management and key employees that become effective upon the occurrence of a change in control of the Company, and the authorization of preferred stock, the rights and preferences of which are determined by the Board of Directors.

     Certain effects of the Proposed Reincorporation may be considered to have anti-takeover implications simply by virtue of the Company being subject to Nevada law. For example, Sections 78.411 to 78.444 of the Nevada General Corporation Law, from which MMTC Nevada does not intend to opt out, restrict certain "combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the Board of Directors has approved either the business combination or the transaction by which the interested stockholder became an interested stockholder prior to the time such person became an interested person. Even after the three-year period, such combinations are restricted unless certain tests are satisfied. In responding to an unsolicited bidder, the Nevada General Corporation Law also authorizes directors to consider not only the interests of stockholders, but also the interests of employees, suppliers, creditors, customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. For a discussion of these and other differences between the laws of California and Nevada, see "Significant Differences Between the Corporation Laws of California and Nevada" below.

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its shareholders because: (a) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (b) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids; or (c) a non negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which an acquirer must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation's business not yet reflected in the stock price, and equality of treatment for all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Proposed Reincorporation, such proposal may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt that is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then-current market value or over their cost basis in such shares. As a result of such effects of the Proposed Reincorporation, shareholders who might wish to participate in a tender offer may not have an opportunity to do so. In addition, to the extent that such provisions enable the Board of Directors to resist a takeover or a change in control of the Company, they could make it more difficult to change the existing Board of Directors and management.

      No change in the Board Members, Management or Business.     The Proposed Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, certain of which are described in this Information Statement. The Proposed Reincorporation will not result in any change in the business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The directors of Micro Imaging Technology will continue as directors of MMTC Nevada. All employee benefit and stock option plans of Micro Imaging Technology California will be continued by MMTC Nevada and each outstanding option to purchase shares of Micro Imaging Technology stock will automatically be converted into an option to purchase an equivalent number of shares of MMTC Nevada stock on the same terms and subject to the same conditions. The name of the Company will remain Micro Imaging Technology, Inc.

Charter and Bylaws of Micro Imaging Technology and MMTC Nevada, Inc.

      The provisions of the MMTC Nevada Articles of Incorporation are similar to those of the Micro Imaging Technology Articles of Incorporation in most respects. The material changes that have been made in the MMTC Nevada Articles of Incorporation as compared with the Micro Imaging Technology Articles of Incorporation are described below in this section or under "Significant Differences Between the Corporation Laws of California and Nevada."

    Authorized Stock.     The Articles of Incorporation of Micro Imaging Technology authorize 100,000,000 shares of Common Stock, $0.01 par value, 1,000,000 shares of Preferred Stock, $ 1.00 par value. There are also 2,600,000 shares of Convertible Preferred Stock, par value $0.01, issued and outstanding in Micro Imaging Technology which will be redeemed within a reasonable time following the reincorporation. The Articles of Incorporation of MMTC Nevada authorize 300,000,000 shares of Common Stock, $0.001 par value, and 3,000,000 shares of Preferred Stock, par value $0.001. The Board of Directors has proposed the increase in authorized common shares of MMTC Nevada to 300,000,000 shares of common stock to provide the Board of Directors with greater flexibility in the event the Board of Directors determines that it is in the best interest of the Company to issue additional shares to raise capital or to effect an acquisition. The change in par value is to avoid the higher franchise tax payable in Nevada for no par shares.

      Monetary Liability of Directors.     The Articles of Incorporation of Micro Imaging Technology and MMTC Nevada both provide for the elimination or limitation of personal monetary liability of directors to the fullest extent permissible under the laws of each corporation's respective state of incorporation. The laws of Nevada and MMTC Nevada's Articles of Incorporation also permit the elimination or limitation of the liability of officers of the Company. Nevada permits liability to be limited to a greater extent than does California law. See "Significant Differences Between the Corporation Laws of California and Nevada" below.

Indemnification.     The indemnification provisions of Micro Imaging Technology's Articles of Incorporation and Bylaws are substantially similar to those of the Articles of Incorporation and Bylaws of MMTC Nevada, though MMTC Nevada has placed certain of these provisions in the Articles of Incorporation rather than in the Bylaws. These provisions in MMTC Nevada’s Articles of Incorporation state that the Company shall indemnify directors and officers in connection with any action, suit, or proceeding to the fullest extent permitted by law for acts as directors or officers (of MMTC Nevada or, of a predecessor to MMTC Nevada, or as a director, officer, employee, or agent of another enterprise at the request of the Company), and that the Company shall advance the expenses of directors and officers in advance of the final disposition of any action, suit, or proceeding upon receipt of an undertaking by the director or officer to repay the amount advanced if a court ultimately determines that the director or officer is not entitled to indemnification. Similar provisions also appear in the Bylaws of both Micro Imaging Technology and MMTC Nevada, Inc.

While the Bylaws of both Micro Imaging Technology and MMTC Nevada permit the Company to obtain insurance on behalf of directors, officers, employees, and agents, MMTC Nevada's Bylaws also permit the Company to make other financial arrangements on behalf of any such person for any liabilities or expenses incurred in such capacity. See "Significant Differences Between the Corporation Laws of California and Nevada" below.

Significant Differences Between the Corporation Laws of California and Nevada.

The Corporation laws of California and Nevada differ in many respects. It is not practical to summarize all differences in this Information Statement, but the principal differences that could materially affect the rights of shareholders are discussed below.

     Size of the Board of Directors.      Under California law, changes in the number of directors or, if set forth in the articles of incorporation or bylaws, the range in the number of directors must in general be approved by a majority of the outstanding shares, but the board of directors may fix the exact number of directors within a stated range, if authorized. Nevada law permits not only the stockholders but also the board of directors acting independently of the stockholders to change the authorized number, or the range, of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the articles of incorporation (in which case a change in the number of directors may be made only by amendment to the articles of incorporation following approval of such change by the stockholders). The Articles of Incorporation of MMTC Nevada provide that the number of directors shall be as specified in the Bylaws. The ability of the Board of Directors, under Nevada law, to alter the size of the Board without stockholder approval enables the Company to respond quickly to a potential opportunity to attract the services of a qualified director or to eliminate a vacancy for which a suitable candidate is not available. If the Proposed Reincorporation is approved, the Bylaws of MMTC Nevada will initially provide for the current Board of Directors.

    Cumulative Voting.      California law generally provides that if any shareholder has given notice of his or her intention to cumulate votes for the election of directors, any other shareholder of the corporation is also entitled to cumulate his or her votes at such election. Under Nevada law, cumulative voting is not mandatory, and cumulative voting rights must be provided in a corporation's articles of incorporation if stockholders are to be entitled to cumulative voting rights. The Articles of Incorporation of MMTC Nevada do not provide for cumulative voting. California law permits a corporation that is listed on a national securities exchange, or that is listed on the NASDAQ National Market and has at least 800 stockholders as of the record date for the corporation's most recent annual meeting of shareholders, to amend its articles or bylaws to eliminate cumulative voting by approval of the board of directors and of the outstanding shares voting together as a class. Micro Imaging Technology's current Articles of Incorporation have eliminated cumulative voting.

Power to Call Special Shareholders' Meetings.      Under California law, a special meeting of shareholders may be called by (a) the board of directors, (b) the chairman of the board, (c) the president, (d) the holders of shares entitled to cast not less than ten percent of the votes at such meeting, or (e) such additional persons as are authorized by the articles of incorporation or the bylaws. Under Nevada law, a special meeting of stockholders may be called as set forth in the bylaws. Although permitted to do so, the Bylaws of MMTC Nevada do not eliminate the right of stockholders to call a special meeting of stockholders; instead, the Bylaws authorize the Board of Directors, the President, or the holders of at least ten percent of the outstanding capital stock to call a special meeting of stockholders. Following the Proposed Reincorporation, the Board of Directors of MMTC Nevada could (although it has no current intention to do so) amend the Bylaws to limit or eliminate the right of stockholders to call a special meeting of stockholders. The right of the stockholders to call a special meeting is not set forth in the Articles of Incorporation of MMTC Nevada, Inc., which may be amended only by stockholder vote or written consent, and therefore such right may be limited or eliminated by amendment of the Bylaws by the Board of Directors. Any such limitation could make it more difficult for stockholders to initiate action that is opposed by the Board of Directors. Such action on the part of stockholders could include the removal of an incumbent director, the election of a stockholder nominee as a director, or the implementation of a rule requiring stockholder ratification of specific defensive strategies that have been adopted by the Board of Directors with respect to unsolicited takeover bids. The ability of the Board of Directors under Nevada law to limit or eliminate the right of stockholders to initiate action at stockholder meetings may make it more difficult to change the existing Board of Directors and management.

  Elimination of Actions by Written Consent of Shareholders.      Under California and Nevada law, shareholders may execute an action by written consent in lieu of a shareholder meeting. While Nevada law permits a corporation to eliminate such actions by written consent in its articles of incorporation or bylaws, the Articles and Bylaws of MMTC Nevada do not currently prohibit actions by written consent of the stockholders, although the Board of Directors could amend the Bylaws in this respect. The ability of the Board of Directors under Nevada law to limit or eliminate the right of stockholders to initiate action by written consent may make it more difficult to change the existing Board of Directors and management.

     Business Combinations. In the last several years, a number of states, including Nevada, have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult.

     Sections 78.411 to 78.444 of the Nevada General Corporation Law prohibit a Nevada corporation from engaging in a "combination" with an "interested stockholder" for three years following the date that such person becomes an interested stockholder and place certain restrictions on such combinations even after the expiration of the three-year period. With certain exceptions, an interested stockholder is a person or group that owns 10% or more of the corporation's outstanding voting power (including stock with respect to which the person has voting rights and any rights to acquire stock pursuant to an option, warrant, agreement, arrangement, or understanding or upon the exercise of conversion or exchange rights) or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years.

     For purposes of Sections 78.411 to 78.444, the term "combination" is defined broadly to include mergers of the corporation or its subsidiaries with the interested stockholder; sales or other dispositions to the interested stockholder of assets of the corporation or a subsidiary equal to 5% of the aggregate value of all assets of the corporation, equal to 5% of the value of all outstanding shares of the corporation, or representing 10% of the corporation's earning power or net income; the issuance or transfer by the corporation or a subsidiary of shares equal to 5% of the value of all outstanding shares of the corporation to the interested stockholder (except under the exercise of warrants or rights to purchase shares offered or in a pro rata distribution); the adoption of any plan of liquidation of the corporation proposed by or under any agreement, arrangement, or understanding with the interested stockholder; any reclassification, recapitalization, merger of the corporation with any of its subsidiaries, or other transaction that has the effect of increasing the proportionate ownership of the interested stockholder; or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges, or other financial assistance or tax advantages provided by or through the corporation. These prohibitions also apply to affiliates and associates of the interested stockholder.

     The three-year moratorium imposed on business combinations by Sections 78.411 to 78.444 does not apply if, prior to the date on which such stockholder becomes an interested stockholder, the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder.

     Even after expiration of the three-year period, the moratorium on combinations continues to apply unless one of the following requirements is met: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the combination is approved by a majority of the voting power not beneficially owned by the interested stockholder or its affiliates or associates at a meeting called for that purpose; or (iii) the combination satisfies certain provisions concerning fair price.

     Sections 78.411 to 78.444 only apply to Nevada corporations that have 200 or more stockholders and, unless the articles of incorporation provide otherwise, have a class of voting shares registered under Section 12 of the Securities Exchange Act of 1934 (as the Common Stock of MMTC Nevada would be upon consummation of the Reincorporation). A Nevada corporation may elect not to be governed by Sections 78.411 to 78.444 by a provision in its original certificate of incorporation or an amendment thereto, which amendment must be approved by a majority of the outstanding voting power, although such amendment is not effective until 18 months after the vote. MMTC Nevada has not elected, and does not intend to elect, not to be governed by these Sections; therefore, Sections 78.411 to 78.444 will apply to MMTC Nevada.

     Sections 78.411 to 78.444 should encourage any potential acquirer to negotiate with the Company's Board of Directors. These Sections also have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the Company in which stockholders would be treated unequally. Shareholders should note that the application of these Sections to the Company will confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for the Company's shares over the then-current market price. These Sections should also discourage certain potential acquirers unwilling to comply with their provisions.

     Control Shares.      Nevada law further seeks to impede "unfriendly" corporate takeovers by providing in Sections 78.378 to 78.3793 of the Nevada General Corporation Law that an "acquiring person" shall only obtain voting rights in the "control shares" purchased by such person to the extent approved by the other stockholders at a meeting. With certain exceptions, an acquiring person is one who acquires or offers to acquire a "controlling interest" in the corporation, defined as one-fifth or more of the voting power. Control shares include not only shares acquired or offered to be acquired in connection with the acquisition of a controlling interest, but also all shares acquired by the acquiring person within the preceding 90 days. The statute covers not only the acquiring person but also any persons acting in association with the acquiring person. California does not have a control shares statute.

     Under Sections 78.378 to 78.3793, a Nevada corporation may, if so provided in the articles of incorporation or bylaws of the corporation in effect on the tenth day following acquisition of a controlling interest, call for redemption of not less than all of the control shares at the average price paid for the control shares if (i) the acquiring person has not delivered an offeror's statement to the corporation within ten days after acquisition of the control shares or (ii) the other stockholders do not accord full voting rights to the control shares.

Unless otherwise provided in the articles of incorporation or bylaws in effect on the tenth day following acquisition of a controlling interest, if the control shares are accorded full voting rights and the acquiring person has acquired a majority of the voting power, then any stockholder of record who did not vote in favor of authorizing such voting rights is entitled to demand payment for the fair value of such stockholder's shares.

   Sections 78.378 to 78.3793 apply only to Nevada corporations that (i) have 200 or more stockholders, at least 100 of whom are stockholders of record and are residents in Nevada, and (ii) do business in Nevada directly or through an affiliated corporation. A corporation may elect to opt out of the provisions of Sections 78.378 to 78.3793 if, before an acquisition of a controlling interest is made, the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that these Sections do not apply. Although MMTC Nevada has not currently elected to opt out of Sections 78.378 to 78.3793, the Company does not currently and will not as a result of the Proposed Reincorporation have 100 or more record stockholders resident in Nevada. If and until that threshold of Nevada stockholders is reached, Sections 78.378 to 78.3793 would not apply to the Company.

     To the extent such provisions were in the future to apply to the Company, Sections 78.378 to 78.3793 should, similarly to the business combination provisions discussed above, encourage any potential acquirer to negotiate with the Company's Board of Directors. These sections would also have the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the Company in which stockholders would be treated unequally. Application of these Sections to the Company would confer upon the Board the power to reject a proposed business combination, even though a potential acquirer may be offering a substantial premium for the Company's shares over the then-current market price. These Sections would also discourage certain potential acquirers unwilling to comply with their provisions.

     Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, by the affirmative vote of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal, or not consenting in writing to removal, would be sufficient to elect the director under cumulative voting. Under Nevada law, any director may be removed from office by the vote of stockholders representing not less than two-thirds of the voting power of the class or series of stock of the Company entitled to elect such director, unless the articles of incorporation provide for cumulative voting or a larger percentage of voting stock. If a Nevada corporation's articles of incorporation provide for cumulative voting, a director may not be removed except upon the vote of stockholders owning sufficient voting power to have prevented such director's election in the first instance. The Articles of Incorporation of MMTC Nevada do not provide for cumulative voting, and do not specify any larger percentage for removal; therefore, two-thirds of the voting power of the class or series of stock entitled to elect a director may remove such director.

     Filling Vacancies on the Board of Directors. Under California law, unless the articles of incorporation or bylaws provide otherwise, any vacancy on the board of directors not created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. Unless the articles of incorporation or bylaws otherwise provide, a vacancy created by removal of a director may be filled only by approval of the shareholders. Micro Imaging Technology's Bylaws permit directors to fill vacancies; however, if the vacancy was created by the removal of a director by the vote or written consent of the shareholders or by court order, the vacancy may be filled only by the affirmative vote of a majority of shares represented and voting at a duly held meeting at which a quorum is present, or by the unanimous written consent of all the shares entitled to vote thereon. Under Nevada law, unless a corporation's articles of incorporation provide otherwise, any vacancy on the board of directors, including one created by removal of a director or an increase in the number of authorized directors, may be filled by the majority of the remaining directors, even if such number constitutes less than a quorum. Nevada law would thus enable the Board of Directors to respond quickly to opportunities to attract the services of qualified directors; but it would also diminish control of the Board by the shareholders of the Company between meetings.

    Loans to Officers and Employees. Under California law, any loan to or guarantee for the benefit of a director or officer of a corporation or its parent requires approval of the shareholders, not counting any shares owned by the relevant director or officer, unless such loan or guaranty is provided under an employee benefit plan approved by shareholders owning a majority of the outstanding shares of the corporation. In addition, under California law shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone, not counting the vote of any interested director, to approve loans or guarantees to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. The Bylaws of Micro Imaging Technology do not authorize such loans or guarantees. These specific provisions of California law dealing with loans and guarantees would no longer apply after the Proposed Reincorporation.

     Limitation of Liability and Indemnification. California and Nevada have similar laws respecting indemnification by a corporation of its officers, directors, employees, and other agents. The laws of both states also permit corporations to adopt a provision in their articles of incorporation eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability.

     The Articles of Incorporation of Micro Imaging Technology eliminate the liability of directors to the fullest extent permissible under California law. California law permits eliminating or limiting the personal liability of a director for monetary damages in an action brought by or in the right of the corporation (a "derivative suit") for breach of a director's duties to the corporation and its shareholders; provided, however, that the corporation may not eliminate or limit liability for (i) intentional misconduct or knowing and culpable violation of law; (ii) acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders, or that involve the absence of good faith on the part of the director; (iii) receipt of an improper personal benefit; (iv) acts or omissions that show reckless disregard for the director's duty to the corporation or its shareholders, where the director in the ordinary course of performing a director's duties should be aware of a risk of serious injury to the corporation or its shareholders; (v) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director's duty to the corporation or its shareholders; (vi) interested transactions between the corporation and a director in which a director has a material financial interest; and (vii) liability for improper distributions, loans, or guarantees.

     The Articles of Incorporation of MMTC Nevada eliminate the liability of both directors and officers to the fullest extent permissible under Nevada law, as such law exists currently or as it may be amended in the future. Under Nevada law, such provision may not eliminate or limit director or officer monetary liability for (i) acts or omissions involving intentional misconduct, fraud, or a knowing violation of law or (ii) the payment of certain prohibited distributions. Such limitation of liability provision also may not limit a director's or officer's liability for violation of, or otherwise relieve Micro Imaging Technology Nevada or its directors or officers from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     California law permits indemnification of expenses incurred in derivative or third-party actions, except that, with respect to derivative actions, (a) no indemnification may be made when a person is adjudged liable to the corporation in the performance of that person's duty to the corporation and its shareholders unless a court determines such person is entitled to indemnity for expenses, and then such indemnification may be made only to the extent that such court shall determine, and (b) no indemnification may be made in respect of amounts paid in settling or otherwise disposing of a pending action, or expenses incurred in defending a pending action that is settled or otherwise disposed of, without court approval. Indemnification is permitted by California law only for acts taken in good faith and believed to be in the best interests of the corporation and its shareholders, as determined by a majority vote of a disinterested quorum of the directors, independent legal counsel (if a quorum of independent directors is not obtainable), a majority vote of a quorum of the shareholders (excluding shares owned by the indemnified party), or the court handling the action.

   California law requires indemnification when the individual has successfully defended the action on the merits (as opposed to Nevada law, which requires indemnification relating to a successful defense on the merits or otherwise). Nevada law generally permits indemnification of expenses incurred in the defense or settlement of a derivative or third-party action, provided that, unless a court orders indemnification or the corporation is bound to advance expenses as they are incurred, there is a determination by a disinterested quorum of the directors, by independent legal counsel, or by the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in or (in contrast to California law) not opposed to the best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable to the corporation. Nevada law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue, or matter therein, whether on the merits or otherwise.

     Nevada law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under the articles of incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The current officer and director of the Company has not and does not intend to enter into an indemnification agreement with MMTC Nevada, Inc., but in the future such an indemnification agreement may be adopted that conforms to Nevada law and includes within its purview future changes in Nevada law that expand the permissible scope of indemnification of directors and officers of Nevada corporations.

     Nevada law provides that the articles of incorporation or bylaws or an agreement made by a corporation may provide that the expenses of directors and officers incurred in defending an action must be paid by the corporation as they are incurred and in advance of the final disposition of the action upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if the court ultimately determines that such person is not entitled to indemnification. The Articles of Incorporation and the Bylaws of MMTC Nevada provide that the Company shall indemnify directors and officers to the fullest extent permitted under Nevada law, and that the Company shall pay all expenses incurred in defending an action in advance. The Bylaws of MMTC Nevada also permit such indemnification of and advancement of expenses to employees and agents of the Company.

     Nevada law further provides that a corporation may purchase and maintain insurance or make other financial arrangements on behalf of any director, officer, employee, or agent of the corporation (or person who is serving in such capacity with another enterprise at the request of the corporation), whether or not the corporation has the authority to indemnify such person. These other financial arrangements may include a trust fund, self-insurance, securing the corporation's obligation by granting a security interest or other lien, or establishing a letter of credit, guaranty, or surety, although no financial arrangement may provide protection for intentional misconduct, fraud, or a knowing violation of law except with respect to the advancement of expenses or unless ordered by a court. In the absence of fraud, the decision of the board of directors as to the propriety of any insurance or other financial arrangement is conclusive, and the insurance or other financial arrangement is not void or voidable and does not subject any director approving it to personal liability even if such director is a beneficiary of the insurance or other financial arrangement. The Bylaws of MMTC Nevada permit the Company to purchase and maintain insurance and make such other financial arrangements.

     Inspection of Shareholder List. California law allows any shareholder to inspect the shareholder list, the accounting books and records, and the minutes of board and shareholder proceedings for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons who hold an aggregate of five percent or more of a corporation's voting shares or who hold one percent or more of such shares and have filed a Schedule 14A with the Securities and Exchange Commission.

     Nevada law allows inspection of a stockholder list only upon five days' notice by either a person who has been a stockholder of record at least six months or a person holding, or authorized in writing by the holder of, five percent of the corporation's outstanding shares. In addition, the corporation may deny such inspection rights if the stockholder requesting disclosure refuses to sign an affidavit to the effect that (i) the inspection is not desired for a purpose that is in the interest of a business or object other than the business of the corporation and (ii) the stockholder has not at any time sold or offered for sale any list of stockholders of any corporation or aided and abetted any other person for such purpose. To inspect the accounting and financial books and records of a corporation, a stockholder must hold or have the written authorization of the holders of at least 15% of all issued and outstanding shares, and a corporation may demand an affidavit to the effect that such inspection is not desired for any purpose not related to such person's interest in the corporation as a stockholder. No right to inspect the accounting and financial books and records applies to any corporation listed and traded on a recognized stock exchange or which furnishes detailed annual financial statements to its stockholders.

     Lack of access to stockholder records, even though unrelated to the stockholder's interests as a stockholder, could result in impairment of the stockholder's ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the Company. However, California law provides that California provisions concerning the inspection of shareholder lists apply not only to California corporations but also to corporations organized under the laws of other states that have their principal executive offices in California or customarily hold meetings of the board in California, and that the California provisions concerning accounting books and records and the minutes of board and shareholder proceedings apply to any such foreign corporation that has its principal executive offices in California. For so long as the Company continues to have its principal executive offices in California and to hold board of directors meetings in California, and to the extent such provisions applicable to foreign corporations are enforceable, the Company will need to comply with California law concerning shareholder inspections.

     Dividends and Repurchases of Shares. Under California law, a corporation may not make any distribution (including dividends, whether in cash or other property, and repurchases of its shares) unless, immediately prior to the proposed distribution, the corporation's retained earnings equal or exceed the amount of the proposed distribution or, immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits) and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). California also prohibits any distribution if the corporation or subsidiary making the distribution is or would be likely to be unable to meet its liabilities. California also prohibits making any distribution to a class or series of shares junior to another class or series with respect to a liquidation preference unless after giving effect to the distribution the excess of assets over liabilities is at least equal to the liquidation preference of all such shares or, in the case of a dividend preference, retained earnings prior to the distribution at least equal the proposed distribution plus cumulative dividends in arrears on all such shares.

     Nevada law prohibits a distribution (including dividends, purchases, redemptions or other acquisition of shares, distributions of indebtedness, or otherwise) if, after giving effect to the distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business or (ii) except as provided in the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

     To date, the Company has not paid cash dividends on its capital stock. It is the present policy of the Board of Directors to retain earnings for use in the Company's business, and the Company does not anticipate paying cash dividends on its capital stock in the foreseeable future.

     Shareholder Voting. Both California and Nevada law generally require that a majority of shareholders of both the acquiring and target corporations approve statutory mergers. Nevada law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if (i) the merger agreement does not amend the existing articles of incorporation of the surviving corporation, (ii) each stockholder of the surviving corporation whose shares were outstanding before the merger will hold the same number of shares with identical designations, preferences, limitations, and relative rights after the merger, and (iii) the number of shares outstanding after the merger plus the number of shares issued as a result of the merger, either by conversion or exercise of securities issued pursuant to the merger, will not exceed by more than 10% the number of shares of the surviving corporation outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity. Both California and Nevada law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets. With certain exceptions, California law also requires that mergers, reorganizations, certain sales of assets, and similar transactions be approved by a majority vote of each class of shares outstanding. By contrast, Nevada law generally does not require class voting, except in certain transactions involving an amendment to the articles of incorporation that differentially affects a specific class of shares. As a result, stockholder approval of such transactions may be easier to obtain under Nevada law for companies that have more than one class of shares outstanding.

     California law also requires that, except in a short-form merger or a merger of a parent corporation into its subsidiary in which it owns at least 90% of the outstanding shares, if a constituent corporation in the merger or its parent owns at least 50% of another constituent corporation in the merger, the non-redeemable common shares of a constituent corporation may be converted only into non-redeemable common shares of the surviving corporation or a parent party unless all shareholders of the class consent. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Nevada law does not parallel California law in this respect, under some circumstances Sections 78.411 to 78.444 (business combinations with interested stockholders) and Sections 78.378 to 78.3793 (voting rights of acquiring person's control shares) of the Nevada General Corporation Law do provide similar protection against coercive two- tiered bids for a corporation in which the stockholders are not treated equally.

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or Information or to withdraw any tendered shares. Nevada law has no comparable provision.

     Interested Director Transactions. Under both California and Nevada law, certain contracts or transactions in which one or more of a corporation's directors have an interest are not void or voidable because of such interest provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain exceptions, the conditions are similar under California and Nevada law. Under California and Nevada law, either (i) the shareholders or the board of directors must approve any such contract or transaction after full disclosure of the material facts and, in the case of board approval, the contract or transaction must also be "just and reasonable" (in California) to the Corporation 19 or (ii) the contract or transaction must have been "just and reasonable" (in California) or "fair" (in Nevada) to the corporation at the time it was approved. In the latter case, California law explicitly places the burden of proof on the interested director. If board approval is sought, the contract or transaction must be approved by a majority vote of a quorum of the directors, without counting the vote of any interested directors (except that interested directors may be counted for purposes of establishing a quorum). Under California law, if shareholder approval is sought, the interested director is not entitled to vote such director's shares at a shareholder meeting with respect to any action regarding such contract or transaction, whereas Nevada law requires that such director's votes be counted for such purpose. Nevada law also provides that the transaction is not void or voidable if the fact of the common directorship, office, or financial interest at issue is not disclosed or known to the director at the time the transaction is brought before the board for action. Nevada law addresses not only interested directors but also transactions with interested officers.

     Shareholder Derivative Suits. California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Nevada law, a stockholder may only bring a derivative action on behalf of the corporation if the stockholder was a stockholder of the corporation at the time of the transaction in question or his or her stock thereafter devolved upon him or her by operation of law. Nevada law also provides that a derivative action may not be maintained if it appears that the plaintiff does not fairly and adequately represent the interests of the stockholders similarly situated in enforcing the right of the corporation.

     Appraisal Rights. Under both California and Nevada law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Under Nevada law, dissenters' (or appraisal) rights are not available in a merger or share exchange if the shares held by the stockholders prior to the share exchange or merger were either listed on a national securities exchange or held by at least 2,000 stockholders of record, unless the articles of incorporation of the corporation provide for dissenters' rights or the stockholders are required to accept under the plan of merger or share exchange anything other than cash, shares of the surviving corporation, shares of a publicly traded or widely held corporation, or a combination of these.

     The limitations on the availability of appraisal rights under California law are different from those under Nevada law. Shareholders of a California corporation whose shares are listed on a national securities exchange or on a list of over-the-counter margin stocks issued by the Board of Governors of the Federal Reserve System generally do not have such appraisal rights unless the holders of at least five percent of the class of outstanding shares claim the right or unless the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case under the Proposed Reincorporation). Appraisal or dissenters' rights are, therefore, not available to shareholders of Micro Imaging Technology with respect to the Proposed Reincorporation.

     Dissolution. Under California law, shareholders holding 50% or more of the total voting power may authorize a corporation's dissolution, with or without the approval of the corporation's board of directors. Under Nevada law, a corporation generally may dissolve only upon the passing of a resolution by the corporation's board of directors and upon approval by the stockholders.

Application of the General Corporation Law of California to Nevada Corporations.

     Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) are placed in a special category if they have characteristics of ownership and operation indicating that they have certain significant business contacts with California and more than one half of their voting securities are held of record by persons having addresses in California. So long as a Nevada or other foreign corporation is in this special category, and it does not qualify for one of the statutory exemptions, it is subject to a number of key provisions of the California General Corporation Law applicable to corporations incorporated in California. Among the more important provisions are those relating to the election and removal of directors, cumulative voting, prohibition of classified boards of directors in privately held corporations, standards of liability and indemnification of directors, distributions, dividends and repurchases of shares, shareholder meetings, approval of certain corporate transactions, dissenters' and appraisal rights, and inspection of corporate records. See "Significant Differences Between the Corporation Laws of California and Nevada" above. An exemption from Section 2115 is provided for corporations whose shares are listed on a major national securities exchange, or are traded on the Nasdaq National Market and has 800 or more shareholders as of the record date for its most recent annual meeting of shareholders. As MMTC Nevada will file a Securities Act Registration Statement and seek trading on the Over the Counter Bulletin Board (OTCBB), the Company will not qualify for the exemption from 2115 described above.

 Certain Federal Income Tax Consequences.

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     The following is a discussion of certain federal income tax consequences to holders of Micro Imaging Technology capital stock who receive MMTC Nevada capital stock in exchange for their Micro Imaging Technology capital stock as a result of the Proposed Reincorporation. No state, local, or foreign tax consequences are addressed herein.

     THIS DISCUSSION DOES NOT ADDRESS ALL THE TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION THAT MAY BE RELEVANT TO PARTICULAR MICRO IMAGING TECHNOLOGY SHAREHOLDERS, INCLUDING WITHOUT LIMITATION DEALERS IN SECURITIES, HOLDERS OF STOCK OPTIONS, AND THOSE MICRO IMAGING TECHNOLOGY SHAREHOLDERS WHO ACQUIRED THEIR SHARES UPON THE EXERCISE OF STOCK OPTIONS. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, OR FOREIGN TAX LAWS.

     The Company has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Proposed Reincorporation under the Internal Revenue Code of 1986, as amended (the "Code"). The Company believes, however, that: (a) the Proposed Reincorporation will constitute a tax-free reorganization under Section 368(a) of the Code; (b) no gain or loss will be recognized by holders of capital stock of Micro Imaging Technology upon receipt of capital stock of MMTC Nevada pursuant to the Proposed Reincorporation; (c) the aggregate tax basis of the capital stock of MMTC Nevada received by each shareholder will be the same as the aggregate tax basis of the capital stock of Micro Imaging Technology held by such shareholder as a capital asset at the time of the Proposed Reincorporation; and (d) the holding period of the capital stock of MMTC Nevada received by each shareholder of Micro Imaging Technology will include the period for which such shareholder held the capital stock of Micro Imaging Technology surrendered in exchange therefore, provided that such Micro Imaging Technology capital stock was held by such shareholder as a capital asset at the time of the Proposed Reincorporation.

A successful IRS challenge to the tax-free status of the Proposed Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Micro Imaging Technology capital stock surrendered equal to the difference between that shareholder's basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the MMTC Nevada capital stock received in exchange therefore. In such event, a shareholder's aggregate basis in the shares of MMTC Nevada capital stock received in the exchange would equal such fair market value, and such shareholder's holding period for such shares would not include the period during which such shareholder held Micro Imaging Technology capital stock. State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE PROPOSED REINCORPORATION UNDER APPLICABLE FEDERAL, STATE, LOCAL, OR FOREIGN INCOME TAX LAWS.

The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and MMTC Nevada should succeed without adjustment to the federal income tax attributes of Micro Imaging Technology.

Questions and Answers Concerning Only the Reincorporation into the State of Nevada by Merger

     This Information Statement is first being sent to stockholders on or about June 5, 2007. The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Micro Imaging Technology in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: Why is Micro Imaging Technology reincorporating in Nevada?

A: We believe that the Reincorporation in Nevada will give us more flexibility and simplicity in various corporate transactions. Nevada has adopted Revised Statutes that includes by statute many concepts created by judicial rulings in other jurisdictions and provides additional rights in connection with the issuance and redemption of stock.

Q: Why isn't Micro Imaging Technology holding a meeting of stockholders to approve the reincorporation?

A: The board of directors has already approved the reincorporation plan and has received the written consent of officers, directors, and affiliates that represent a majority of our outstanding shares of common stock and other voting interests. Under the California Corporations Code ("California Law") and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote. Since we have already received written consents representing the necessary number of shares, a meeting is not necessary and represents a substantial and avoidable expense.

Q:  What are the principal features of the reincorporation?

A: The reincorporation will be accomplished by a merger of Micro Imaging Technology with and into our wholly owned subsidiary, MMTC Nevada. The shares of Micro Imaging Technology will cease to trade on the over-the-counter bulletin board market and the shares of MMTC Nevada will begin trading in their place beginning on or about the Effective Date, under a new CUSIP number and a new trading symbol which has not yet been assigned. Options and warrants to purchase common stock of Micro Imaging Technology will also be exchanged for similar securities issued by MMTC Nevada without adjustment as to the number of shares issuable or the total exercise price.

Q:  How will the reincorporation affect my ownership of Micro Imaging Technology?

A: After the effective date of the reincorporation and the exchange of your stock certificates, you will own the same number of shares. You will still own the same percentage of the Company as before, because we are maintaining the same number of total shares to be outstanding.

Q: How will the reincorporation affect the owners, officers, directors and employees of Micro Imaging Technology?

A: Our officers, directors and employees will become the officers, directors and employees of MMTC Nevada after the effective date of the reincorporation.

Q:  How will the reincorporation affect the business of Micro Imaging Technology?

A: MMTC Nevada will continue its business at the same locations and with the same assets. Micro Imaging Technology will cease to exist on the effective date of the reincorporation.

Q: How do I exchange certificates of Micro Imaging Technology for certificates of MMTC Nevada, INC.?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing our shares. If you are a record stockholder, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, MMTC Nevada will issue a new certificate representing the number of whole shares of MMTC Nevada as soon as practical after the effective date of the reincorporation.

Q:  What happens if I do not surrender my certificates of Micro Imaging Technology?

A: You are not required to surrender certificates representing shares of Micro Imaging Technology to receive shares of MMTC Nevada. The Company’s Transfer Agent will maintain a record of your share ownership and you may exchange or sell your shares in the future, at which time the exchange will be recognized.

14A Items 15, 16, 17 and 18 are inapplicable to this information statement.

14A Item 19. Amendment of Charter, By-Laws or Other Documents.

            The Articles of Incorporation in Nevada would be amended to change the company name to "Shanxi Zhongke Spaceflight Agriculture Development Stock Co., Inc.", and a reverse split would be affected. No other amendments are being effected at this time.

 14A Item 20. Other Proposed Action.

            Inapplicable to this information statement.

 14A Item 21. Voting Procedures.

             Inapplicable to this information statement.

14A Item 22. Information Required in Investment Company Proxy Statement.

             Inapplicable to this information statement.

FURTHER INFORMATION REQUIRED IN 14C INFORMATION STATEMENT

ITEM 2. Statement That Proxies Are Not Solicited

           WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3. Interest of Certain Persons in or Opposition to Matters to be Acted Upon.

ITEM 4. Proposals by Security Holders

         No proposals in opposition to this proposal have been received by the Company.

ITEM 5. Delivery of Documents to Security Holders Sharing an Address.

        Each security holder will be sent a copy of this information statement, even if sharing an address with another security holder.

ITEM 6. Exhibits

3.1.1	Micro Imaging Technology, Inc.’s Restated Articles of Incorporation (incorporated by reference to Exhibit 3.1.1 to Information Statement on Form 14C filed on July 19, 2007)

10.68	Share Exchange Agreement Between the Company and Zhongke (incorporated by reference to Exhibit 10.68 to Information Statement on Form 14C filed on June 8, 2007)

10.69	Amended Share Exchange Agreement Between the Company and Zhongke

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MICRO IMAGING TECHNOLOGY, INC.

(Registrant)

By: /s/ Michael Brennan

Michael Brennan, Chief Executive Officer & Director

Dated: August 14, 2007